As filed with the SEC on April 29, 2015
Registration No. 333-121017
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __ []
Post-Effective Amendment No. 10 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 83 [X]
FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I
(Exact name of registrant)
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(Name of depositor)
100 Salem Street
Smithfield, Rhode Island 02917
(Address of depositor's principal executive offices)
Depositor's telephone number: (800) 544-8888
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CYRUS TARAPOREVALA
President
Fidelity Investments Life Insurance Company
100 Salem Street
Smithfield, Rhode Island 02917
(Name and address of agent for service)
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Copy to:
MICHAEL BERENSON
MORGAN, LEWIS & BOCKIUS LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
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Individual Variable Annuity Contracts -- The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective (check appropriate space):
immediately upon filing pursuant to paragraph (b) of rule 485
X	on April 30, 2015, pursuant to paragraph (b) (1) (iii) of rule 485
60 days after filing pursuant to paragraph (a) (1) of rule 485 on ______, pursuant to paragraph (a) (1) of rule 485
	75 days after filing pursuant to paragraph (a) (2) of rule 485	Page _ of _
	on ______, pursuant to paragraph (a) (2) of rule 485	Exhibit Index Appears on Page __

Prospectus

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FIDELITY FREEDOM LIFETIME INCOME®

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Introduction

This prospectus describes a single premium variable income annuity contract (the "Contract") offered by Fidelity Investments Life Insurance Company ("Fidelity Investments Life", the "Company", "FILI," "we," or "us"), the insurance company that is part of the group of financial service companies known as Fidelity Investments.

There are two types of Contracts. You may purchase a "Qualified Contract" that is an Individual Retirement Annuity, only with a contribution transferred from an IRA or rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA. Or, you may purchase a "Non-qualified Contract" with money from any source, but you should generally not purchase a Non-qualified Contract with money from a qualified plan, IRA, 403(b) plan, or similar arrangement (other than a non-qualified deferred annuity contract).

The Contract provides you (the "Annuitant") with the opportunity to receive annuity income for life at regular intervals (the "Annuity Income Dates"). You choose the first Annuity Income Date, which may be up to one year from the day your Contract becomes effective (the "Contract Date"), and whether you want the Annuity Income Dates to be monthly, quarterly, semiannual, or annual. Annuity income can be for your lifetime, or for your lifetime and the lifetime of a second person you name (the "Joint Annuitant").

For a Qualified Contract, we will distribute all annuity income during your lifetime to you. For a Non-qualified Contract with a Joint Annuitant, we will distribute annuity income to both you and the Joint Annuitant while you both are alive. If there is a Joint Annuitant and he or she survives you, he or she will receive income for the remainder of his or her life. Your Beneficiary or Beneficiaries will receive the remaining annuity income, if any, only when all Annuitants are no longer living.

The Contract, like many annuities, pools the mortality experience of all Annuitants and Joint Annuitants. In effect, Annuitants and Joint Annuitants who live longer are subsidized by those who do not.

We offer six annuity income options. With four of them you choose whether or not to provide for a guaranteed minimum number of years of annuity income ("Guarantee Period"). A Contract with a Guarantee Period will provide less annuity income than an otherwise identical Contract without a Guarantee Period. The other two annuity income options provide a Withdrawal Period during which you have the ability to withdraw part or all of the Withdrawal Value. Only a Qualified Contract may have a Withdrawal Period. Withdrawals may result in a reduction or elimination of future annuity income. A Contract with a Withdrawal Period will provide slightly less annuity income than an otherwise identical Contract that does not permit withdrawals. Contracts with a Withdrawal Period may not be available in all states.

You purchase a Contract with a single payment (the "Purchase Payment"). You may not make additional purchase payments. The minimum Purchase Payment for a Contract is generally $25,000.

For a Qualified Contract, the entire amount of annuity income each year will generally be taxable unless your Purchase Payment includes after-tax contributions. For a Non-qualified Contract, a portion of the annuity income each year will generally be taxable until you have recovered the "investment in the Contract," after which the entire amount of annuity income will be taxable. For a more detailed discussion of the tax treatment of annuity income, see Tax Considerations.

Annuity income will vary in amount according to the investment results of the Investment Option in which your Contract is invested. We do not guarantee the amount of annuity income.

Investment Options

There are nine Investment Options. Three of the Investment Options (the "Freedom Fund Investment Options") each invests in a single Fidelity Variable Insurance Products ("VIP") Freedom Lifetime Income Fund. The Fidelity VIP Freedom Lifetime Income® Funds in which these Investments Options invest are: Fidelity VIP Freedom Lifetime Income® I Portfolio ("Lifetime Income I Fund"); Fidelity VIP Freedom Lifetime Income® II Portfolio ("Lifetime Income II Fund"); and Fidelity VIP Freedom Lifetime Income® III Portfolio ("Lifetime Income III Fund"). Five of the investment options (the "FundsManager Investment Options") each invests in a single Fidelity VIP FundsManager® Portfolio. The Fidelity VIP FundsManager® Portfolios in which these Investment Options invest are Fidelity VIP FundsManager® 20% Portfolio ("FundsManager 20% Portfolio"), Fidelity VIP FundsManager® 50% Portfolio ("FundsManager 50% Portfolio"), Fidelity VIP FundsManager® 60% Portfolio ("FundsManager 60% Portfolio"), Fidelity VIP FundsManager® 70% Portfolio ("FundsManager 70% Portfolio"), and Fidelity VIP FundsManager® 85% Portfolio ("FundsManager 85% Portfolio"). The remaining Investment Option invests solely in the Fidelity VIP Money Market Portfolio ("Money Market Fund"). Collectively, the Fidelity VIP Freedom Lifetime Income® Funds, Fidelity VIP FundsManager® Portfolios, and the Fidelity VIP Money Market Fund are known as "the Funds."

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Your Contract will be invested in only one Investment Option at any time. Initially your Contract will be invested in the Money Market Investment Option. After a brief period of time (generally 15 days from the time your Contract becomes effective) it will be invested in the Investment Option that is in accordance with your most recent allocation instructions. Thereafter, you may transfer ("Exchange") from one Investment Option to another up to four times each calendar year. See "Free Look Privilege" and "Investment Allocation of Your Purchase Payment".

Each Investment Option is a Subaccount of Fidelity Investments Variable Annuity Account I (the "Variable Account").

The investment adviser for each of the Fidelity VIP Freedom Lifetime Income® Funds and Fidelity VIP FundsManager® Portfolios is Strategic Advisers®, Inc., ("Strategic Advisers") an affiliate of Fidelity Management & Research Company. The investment adviser for the Fidelity VIP Money Market Fund is Fidelity Management & Research Company.

Legal Information

This prospectus provides information that you should know before purchasing a Contract. We have filed additional information about the Contract and the Variable Account with the U.S. Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2015. The Statement of Additional Information is incorporated by reference in this prospectus and is available without charge by calling FILI at 1-800-544-2442 or by accessing the SEC Internet website at (http://www.sec.gov). The table of contents of the Statement of Additional Information appears on page 20

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by either the current prospectus for the Money Market Investment Option or the current prospectuses for all the Investment Options available in the contract.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Some aspects described in this prospectus may be covered under a pending patent application.

FOR FURTHER INFORMATION CALL FIDELITY INVESTMENTS:

Nationally 1-800-544-2442

Date: April 30, 2015

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Prospectus Contents

Glossary	(Click Here)
Summary of the Contract	(Click Here)
Facts About Fidelity Investments Life, the Variable Account, and the Funds
Fidelity Investments Life	(Click Here)
The Variable Account	(Click Here)
Financial Statements	(Click Here)
The Funds	(Click Here)
The Investment Advisers	(Click Here)
Facts About the Contract
Purchase of a Contract	(Click Here)
Free Look Privilege	(Click Here)
Investment Allocation of Your Purchase Payment	(Click Here)
Exchanges	(Click Here)
Charges	(Click Here)
Annuity Income Dates	(Click Here)
Signature Guarantee or Customer Authentication	(Click Here)
Death Benefit	(Click Here)
Annuity Income	(Click Here)
Benchmark Rate of Return	(Click Here)
Comparing Withdrawal Period to Guarantee Period	(Click Here)
Frequency of Annuity Income Dates	(Click Here)
Choosing Your Annuity Income Option	(Click Here)
Annuity Income Options Without a Withdrawal Period	(Click Here)
Guarantee Period	(Click Here)
Annuity Income Options With a Withdrawal Period	(Click Here)
Withdrawal Provisions	(Click Here)
Reports	(Click Here)
More About the Contract
Tax Considerations	(Click Here)
Other Contract Provisions	(Click Here)
Selling the Contracts	(Click Here)
Postponement of Benefits	(Click Here)
More About the Variable Account and the Funds
Changes in Investment Options	(Click Here)
Total Return for an Investment Option	(Click Here)
Voting Rights	(Click Here)
Litigation	(Click Here)
Table of Contents of the Statement of Additional Information	(Click Here)

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Glossary

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Annuitant(s) - You are the Annuitant. You may designate a Joint Annuitant on your application. If there is a Joint Annuitant, you and the Joint Annuitant together are the Annuitants. You receive lifetime annuity income. For a Qualified Contract, all annuity income during your lifetime must be received only by you. For a Non-qualified Contract with a Joint Annuitant, we will distribute annuity income to both you and the Joint Annuitant while you both are alive. Either you or the Joint Annuitant generally must be no older than age 85 on the Contract Date. To have a Withdrawal Period, either you or the Joint Annuitant generally must be no more than 72 years old on the Contract Date, and the Contract must be a Qualified Contract. For a Qualified Contract, you must also be the sole Owner.

Annuity Income Dates - The dates on which we determine the amount of annuity income. If the New York Stock Exchange is closed on an Annuity Income Date, we will determine the amount of annuity income on the next day it is open. You choose whether you want Annuity Income Dates to be monthly, quarterly, semiannual, or annual.

Annuity Income Unit - A unit of measure used to calculate the amount of annuity income for an Investment Option.

Benchmark Rate of Return - The 3.5% annualized return that is assumed in the calculation of each amount of annuity income.

Beneficiary(ies) - The person(s) you designate to receive any payments under this Contract only when all Annuitants are no longer living. A Beneficiary who makes a timely election may choose to receive a lump sum instead of any remaining periodic annuity income.

Code - The Internal Revenue Code of 1986, as amended.

Contract - A variable immediate annuity contract designed to provide you and the Joint Annuitant, (if any), with annuity income for your life (or lives) beginning with the first Annuity Income Date.

Contract Date - The date your Contract becomes effective. This will be stated in your Contract.

Exchange - A transfer from one Investment Option to another.

Funds - Lifetime Income I Fund, Lifetime Income II Fund, Lifetime Income III Fund, FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 60% Portfolio, FundsManager 70% Portfolio, FundsManager 85% Portfolio, and Money Market Fund.

Guarantee Period - A Contract with a Guarantee Period provides annuity income through a specified date even if no Annuitant lives to the end of the Guarantee Period. If no Annuitant lives to the end of the Guarantee Period, each Beneficiary will continue to receive income for the remainder of the Guarantee Period unless he or she chooses a commuted value as a lump sum benefit instead. A Contract with a Guarantee Period will provide lower annuity income on each Annuity Income Date than an otherwise identical Contract without a Guarantee Period.

Investment Options - The Subaccounts, each of which is a division of the Variable Account.

IRA - Refers generally to both an Individual Retirement Account and an Individual Retirement Annuity as defined in sections 408(a) and (b), respectively, of the Code. When it is used to refer to a Qualified Contract, it means a Contract that qualifies as an Individual Retirement Annuity as defined in section 408(b) of the Code.

Joint Annuitant - For a Qualified Contract, the Joint Annuitant (if any) (1) receives lifetime annuity income when you are no longer living; and (2) may not be an Owner.

For a Non-qualified Contract, the Joint Annuitant (1) will receive annuity income jointly with you in accordance with the terms of the Contract, and (2) may be an Owner, but does not have to be an Owner.

For both Qualified Contracts and Non-qualified Contracts, either you or the Joint Annuitant generally must be no older than age 85 on the Contract Date.

Net Investment Factor - An index used to measure the investment performance of an Investment Option from one Valuation Period to the next. The Net Investment Factor can be greater or less than one. The Net Investment Factor for each Investment Option for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where: (a) is the value of the assets at the end of the preceding Valuation Period; (b) is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period; and (c) is the sum of: (1) the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; PLUS (2) the deduction from the Investment Option during the current Valuation Period representing the daily charge equivalent to an effective annual rate of 0.60%.

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Non-qualified Contract - A Contract other than a Qualified Contract. This type of Contract may be purchased with money from any source.

Owner - You, the Annuitant, are an Owner. For a Qualified Contract, you must be the sole Owner. For a Non-qualified Contract with a Joint Annuitant, the Joint Annuitant may also be an Owner. No other person may be an Owner. Owners have certain rights under the Contract.

Qualified Contract - A Contract that qualifies as an Individual Retirement Annuity under section 408(b) of the Code.

Subaccounts - Divisions of the Variable Account. Each Subaccount invests in the shares of one corresponding Fund.

Total Return - The investment performance of an Investment Option after all expenses.

Valuation Period - The period of time from the time Annuity Income Unit values are calculated to the next time such values are calculated. These calculations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

Variable Account - Fidelity Investments Variable Annuity Account I.

Withdrawal Period - You may choose on your application to have a Withdrawal Period if your Contract is a Qualified Contract. A Withdrawal Period is a period of time you can take money out of your Contract. The initial Withdrawal Period will be equal to the life expectancy of the Annuitant(s) expressed in whole numbers. The maximum length of your Contract's Withdrawal Period is limited by the Code. If no withdrawals are made from your Contract, the Withdrawal Period will operate as a Guarantee Period. A withdrawal made after the fifth anniversary of the first Annuity Income Date may shorten the Withdrawal Period. A Contract with a Withdrawal Period will provide lower annuity income on each Annuity Income Date than an otherwise identical Contract without a Withdrawal Period.

Withdrawal Value - The total amount available for you to take out of your Contract.

You - You are the Annuitant and an Owner.

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Summary of the Contract

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Purpose

This variable annuity contract is designed to provide periodic annuity income for your life, or for your life and the life of a Joint Annuitant you name on the application. If you choose to have a Withdrawal Period (which is available only for Qualified Contracts) and withdrawals are made from your Contract, annuity income may not last as long as it would have otherwise. If you do not choose to have a Withdrawal Period, you may choose to have a guaranteed minimum number of years of annuity income. You may select from a number of annuity income options. See Annuity Income Options. Annuity income varies from one Annuity Income Date to the next. See Annuity Income.

Annuity Income

We guarantee to provide annuity income for each Annuity Income Date for your lifetime and for the lifetime of the Joint Annuitant, if any, unless you choose to have a Withdrawal Period and withdrawals are made from your Contract. (Note that withdrawals made before age 59 ½ may result in a federal penalty tax. See Penalty Tax on Premature Distributions.) We do not guarantee the amount of annuity income. Neither do we guarantee any minimum number of Annuity Income Dates, unless you choose an option that provides for such a guarantee.

For a Qualified Contract, we will distribute all annuity income during your lifetime to you. For a Non-qualified Contract with a Joint Annuitant, we will distribute annuity income to both you and the Joint Annuitant while you both are alive. If there is a Joint Annuitant and he or she survives you, he or she will receive income for the remainder of his or her life. Your Beneficiary or Beneficiaries will receive the remaining annuity income, if any, only when all Annuitants are no longer living.

Purchase of Contract

A Qualified Contract is an Individual Retirement Annuity that you purchase with a contribution transferred from an IRA or rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA. A Non-qualified Contract may be purchased with money from any source. You purchase the Contract with a single Purchase Payment. The minimum Purchase Payment is generally $25,000. FILI reserves the right to reject Purchase Payments in excess of limits it establishes from time to time.

Investment Options

Initially your Contract will be invested in the Money Market Investment Option. After a brief period of time (generally 15 days from the time your Contract becomes effective) it will be invested in the Investment Option that is in accordance with your most recent allocation instructions. Thereafter, you may transfer ("Exchange") from one Investment Option to another up to four times each calendar year. See "Free Look Privilege" and "Investment Allocation of Your Purchase Payment". You may only invest in one Investment Option at any time.

There are nine Investment Options: Lifetime Income I Fund; Lifetime Income II Fund; Lifetime Income III Fund; FundsManager 20% Portfolio; FundsManager 50% Portfolio; FundsManager 60% Portfolio; FundsManager 70% Portfolio; FundsManager 85% Portfolio; and Money Market Fund. Each invests in the Fund with the corresponding name.

The amount of annuity income will fluctuate from one Annuity Income Date to the next according to the investment results of the Investment Option in which you invest.

Free Look Privilege

You may return the Contract for a refund during the free look period. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND. Together with your Contract, we will send you a letter containing the date on which your free look period ends.

Important

We intend this summary to provide only an overview of the more significant aspects of the Contract. You will find more detailed information in the rest of this prospectus and in your Contract. Your Contract constitutes the entire agreement between you and FILI and should be retained.

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Fee Table

The following tables describe the fees and expenses that you will pay while owning the Contract. The first table describes the fees and expenses you will pay at the time you buy the Contract or make Exchanges between Investment Options. Note that we may deduct premium taxes from your Purchase Payment before issuing your Contract.

Contract Owner Transaction Expenses	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund Fees and Expenses

Annual Contract Fee	None
Separate Account Annual Expenses (as a percentage of Fund average net assets)
Mortality and Expense Risk Charge	0.50%
Administrative Charges	0.10%
Total Separate Account Annual Fees	0.60%

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund's assets, including management fees and other expenses)	0.27%	0.99%

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Facts about Fidelity Investments Life,
the Variable Account, and the Funds

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FIDELITY INVESTMENTS LIFE

Fidelity Investments Life is a stock life insurance company organized in 1981 and existing under the laws of the State of Utah. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR LLC own the voting common stock of FMR LLC. Our principal executive offices are located at 100 Salem Street, Smithfield, Rhode Island 02917. The address for our Annuity Service Center is P.O. Box 770001, Cincinnati, Ohio 45277-0050.

THE VARIABLE ACCOUNT

Fidelity Investments Variable Annuity Account I was established as a separate investment account on July 22, 1987. It supports the Contracts and other forms of variable annuity contracts, and may be used for other purposes permitted by law.

The Variable Account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Financial statements for the Variable Account are in the Statement of Additional Information.

We own the assets in the Variable Account. The assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, as required by law. The assets of the Variable Account may not be charged with liabilities from any other business we conduct. All income, gains and losses concerning assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of FILI. Assets are maintained in the Variable Account at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. FILI is obligated to provide all benefits under the Contracts.

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There are nine Subaccounts (also called Investment Options) available for long term investment. Each Subaccount invests in Investor Class shares of a single Fund. The Funds in which the Subaccounts invest are Lifetime Income® I Fund, Lifetime Income® II Fund, Lifetime Income® III Fund, FundsManager® 20% Portfolio, FundsManager® 50% Portfolio, FundsManager® 60% Portfolio, FundsManager® 70% Portfolio, FundsManager® 85% Portfolio, and Money Market Fund.

FINANCIAL STATEMENTS

Financial statements for FILI and the Variable Account appear in the Statement of Additional Information ("SAI").

THE FUNDS

The names and investment objectives of the below Funds may be similar to those of other funds available through the same Investment Advisor; however, the performance of such funds may differ significantly.

Principal Investment Strategies

Lifetime Income I Fund, Lifetime Income II Fund and Lifetime Income III Fund each seeks high total return with a secondary objective of principal preservation as the fund approaches its ultimate target asset allocation and beyond.

Strategic Advisers invests each Fidelity VIP Freedom Lifetime Income Fund's assets in a combination of Fidelity VIP Funds: domestic equity funds, international equity funds, bond funds, and short-term funds. The Fidelity VIP Freedom Lifetime Income Funds differ primarily due to their asset allocations among these fund types. The target asset allocation strategy for each Fidelity VIP Freedom Lifetime Income Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative.

Strategic Advisers allocates the assets of Lifetime Income I Fund, Lifetime Income II Fund and Lifetime Income III Fund among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time. Lifetime Income III Fund currently has a greater percentage of its assets allocated to equity mutual funds than Lifetime Income II Fund, and Lifetime Income II Fund currently has a greater percentage of its assets allocated to equity mutual funds than Lifetime Income I Fund.

Lifetime Income I Fund uses a moderate asset allocation strategy designed generally for investors in retirement who were born before 1939. The target asset allocation of Lifetime Income I Fund will become increasingly conservative until it reaches an ultimate target allocation of approximately 15% in domestic equity funds, 5% in international equity funds, 65% in bond funds, and 15% in short-term funds (approximately between 2015 and 2020).

Lifetime Income II Fund uses a moderate asset allocation strategy designed generally for investors in retirement who were born between 1940 and 1949. The target asset allocation of Lifetime Income II Fund will become increasingly conservative until it reaches an ultimate target allocation of approximately 15% in domestic equity funds, 5% in international equity funds, 65% in bond funds, and 15% in short-term funds (approximately between 2025 and 2030).

Lifetime Income III Fund uses a moderate asset allocation strategy designed generally for investors in retirement who were born between 1950 and 1959. The target asset allocation of Lifetime Income III Fund will become increasingly conservative until it reaches an ultimate target allocation of approximately 15% in domestic equity funds, 5% in international equity funds, 65% in bonds funds, and 15% in short-term funds (approximately between 2035 and 2040).

Approximately one to three years after the ultimate target asset allocation of Lifetime Income II Fund matches the ultimate target asset allocation of Lifetime Income I Fund, we expect that Lifetime Income II Fund will be combined with Lifetime Income I Fund. Those invested in Lifetime Income II Fund will be automatically invested in Lifetime Income Fund I. Lifetime Income II Fund would then cease to exist and any annuity income payments previously based on the investment performance of Lifetime Income II Fund would thereafter be based on the investment performance of Lifetime Income I Fund.

Similarly, approximately one to three years after the ultimate target asset allocation of Lifetime Income III Fund matches the ultimate target asset allocation of Lifetime Income I Fund, we expect that it will be combined with Lifetime Income I Fund. Those invested in Lifetime Income Fund III will be automatically invested in Lifetime Income Fund I. Lifetime Income Fund III would then cease to exist and any annuity income payments previously based on the investment performance of Lifetime Income III Fund would be based on the investment performance of Lifetime Income I Fund.

The FundsManager Investment Options normally invest in a combination of underlying Fidelity retail and VIP funds. Strategic Advisers, Inc., invests each Fidelity VIP FundsManager Portfolio in a combination of funds which include domestic equity funds, international equity funds, fixed income funds, and money market funds. Each fund's assets are invested according to the fund's approximate target asset allocation to equity funds reflected in its name.

FundsManager® 20% Portfolio seeks high current income and, as a secondary objective, capital appreciation. The target asset allocation of FundsManager® 20% Portfolio is approximately 14% domestic equity funds, 6% international equity funds, 50% fixed-income funds and 30% money market funds.

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FundsManager® 50% Portfolio seeks high total return. The target asset allocation of FundsManager® 50% Portfolio is approximately 35% domestic equity funds, 15% international equity funds, 40% fixed-income funds, and 10% money market funds.

FundsManager® 60% Portfolio seeks high total return. The target asset allocation of FundsManager® 60% Portfolio is approximately 42% domestic equity funds, 18% international equity funds, 35% fixed-income funds, and 5% money market funds.

FundsManager® 70% Portfolio seeks high total return. The target asset allocation of FundsManager® 70% Portfolio is approximately 49% domestic equity funds, 21% international equity funds, 25% fixed-income funds, and 5% money market funds.

FundsManager® 85% Portfolio seeks high total return. The target asset allocation of FundsManager® 85% Portfolio is approximately 60% domestic equity funds, 25% international equity funds, and 15% fixed-income funds.

The Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity. Fidelity Management & Research Company's principal investment strategies for the Money Market Fund include: (1) investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements; (2) potentially entering into reverse repurchase agreements; (3) investing more than 25% of total assets in the financial services industries; and (4) investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Important: You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses, and if available, summary prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 1-800-544-2442 or visiting Fidelity.com.

THE INVESTMENT ADVISERS

Strategic Advisers®, Inc.

Strategic Advisers is each Fidelity VIP Freedom Lifetime Income Fund's and each Fidelity VIP FundsManager Portfolio's investment manager. As the manager, Strategic Advisers administers the asset allocation program for each Fidelity VIP Freedom Lifetime Income Fund and each Fidelity VIP FundsManager Portfolio.

Fidelity Management & Research Company

Fidelity Management & Research Company, an affiliate of Strategic Advisers, is the manager of each mutual fund in which the Fidelity VIP Freedom Lifetime Income Funds and Fidelity VIP FundsManager Portfolios invest, and is responsible for choosing each of those funds' investments and handling its business affairs. Fidelity Management & Research Company is also the investment adviser for the Fidelity VIP Money Market Fund.

The address of Strategic Advisers and Fidelity Management & Research Company is 245 Summer Street, Boston, Massachusetts 02210.

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Facts About the Contract

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PURCHASE OF A CONTRACT

We offer Contracts only in states in which we have obtained approval. You may purchase a Qualified Contract only with money transferred from an IRA or rolled over from a qualified retirement plan such as a 401(a) or 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA. You may purchase a Non-qualified Contract with money from any source.

• The minimum Purchase Payment for a Contract is generally $25,000.

• You are the Annuitant. For a Qualified Contract, you must be the sole Owner of the Contract. For a Non-qualified Contract with a Joint Annuitant, the Joint Annuitant may also be an Owner. No other person may be an Owner. Owners have certain rights under the Contract.

• You or the Joint Annuitant must be no more than 85 years old. To have a Withdrawal Period, you or the Joint Annuitant must be no more than 72 years old on the Contract Date, and your Contract must be a Qualified Contract.

To help the government fight the funding of terrorism and money-laundering activities, federal law requires Fidelity to verify your identity by obtaining your name, date of birth, legal address, and government-issued identification number before opening your contract. In certain circumstances, Fidelity may obtain and verify this information with respect to any person(s) authorized to effect transactions in a contract. For certain entities, such as trusts, estates, corporations, partnerships, or other organizations, identifying documentation is also required. Your contract may not be issued if Fidelity cannot verify this information. Fidelity will not be responsible for any losses or damages (including but not limited to lost opportunities) resulting from any failure to provide this information.

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• Application and Purchase Payment

When we receive your properly completed application, we will apply your payment to the purchase of a Contract within two Valuation Periods after receipt at the Annuity Service Center. We will consider your application properly completed as soon as:

(1) you have provided all the information requested on the application form, including your choice of annuity income option;

(2) we have received adequate proof of your date of birth (and the date of birth of the Joint Annuitant, if any); and

(3) we receive the entire amount of your Purchase Payment.

The date your Contract becomes effective is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information within five business days of the time we receive your application, we will return your payment unless we obtain your specific permission to keep it until you complete the application.

FILI reserves the right to reject certain deposits made with cash-like instruments including, but not limited to money orders, cashier's checks, bank drafts, postal money orders and Traveler's Express international money orders.

FREE LOOK PRIVILEGE

To cancel the purchase of your Contract, return the Contract to our Annuity Service Center before the end of the free look period, together with a written cancellation request. You may not do this by telephone, fax or through the internet. In accordance with applicable federal and state laws, we will promptly refund either (1) your Purchase Payment (without interest), or (2) the amount of your Purchase Payment plus or minus the investment performance of your Contract. We will also make an adjustment for the amount of any annuity income we paid before we received the Contract. This provision may vary by state where required by applicable state insurance law. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND.

For most Contracts (other than replacements), we estimate the free look right to be in existence for 15 calendar days after the Contract is mailed to you. If your free look period ends on a non-business day, the next business day will be used. Together with your contract, we will send you a letter containing the date on which your free look period ends.

INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENT

During part or all of your free look period, your entire Purchase Payment (less any deduction for taxes) will be allocated to the Money Market Investment Option. If the free look period for your Contract is 15 days or less, you will be entirely invested in the Money Market Investment Option for the entire free look period. If the free look period for your Contract is longer than 15 days, you will be entirely invested in the Money Market Investment Option for either 15 days or the length of time that applicable law requires that we return at least the amount of your Purchase Payment, whichever is longer. On the first business day after the end of the applicable period your Contract will be entirely invested in the Investment Option that is in accordance with your most recent allocation instructions. Thereafter, you may Exchange from one Investment Option to another up to four times each calendar year.

EXCHANGES

You may Exchange from one Investment Option to another up to four times each calendar year. Each Exchange must be with respect to all your annuity income. There are no partial Exchanges. All Exchanges will be effected based on the Annuity Income Unit values of the Investment Options at the time of the Exchange, and the total dollar value of your units will be the same immediately before and immediately after the Exchange.

  Making Exchanges by Telephone or Internet

Currently you may make Exchanges by telephone and/or Internet. We reserve the right to revise or terminate your ability to make Exchanges by telephone or through the Internet. We also reserve the right to limit the amount of any telephone or Internet Exchange or to reject any telephone or Internet Exchange.

We will not be responsible for any losses resulting from unauthorized telephone or Internet Exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record telephone calls. You should verify the accuracy of your Exchanges by checking the confirmations and statements we send to you as soon as you receive them. Notify the Annuity Service Center immediately if you find any discrepancies. We will not be responsible for losses unless you notify us within ten calendar days from the first time we mail a confirmation or statement containing details of the transaction.

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  Market Timing

Some Owners use firms or individuals who engage in market timing. Such firms or individuals usually obtain authorization from Owners to make Exchanges among the Investment Options on the basis of perceived market trends. Large Exchanges resulting from market timing activity may disrupt the management of the Funds and become a detriment to other Owners.

To protect Owners not engaging in market timing, we reserve the right to reject Exchanges communicated to us by anyone acting under a power of attorney on behalf of more than one Owner. We also reserve the right to reject Exchange instructions we receive from anyone that any Owner has authorized to make multiple Exchanges. We will exercise these rights only if we believe that doing so will prevent harm to other Owners.

Short-Term Trading Risk

Frequent Exchanges among Investment Options by Contract Owners can reduce the long-term returns of the Funds. The reduced returns could adversely affect the owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the Fund. Frequent Exchanges may reduce a Fund's performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's net asset value.

The Money Market Fund and FundsManager Portfolios are also available for use in products issued by other insurance companies. There is a significant risk that that short-term trading in the Funds may go undetected. The Funds themselves generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by contract owners. As a result of the adoption of Rule 22c-2 of Investment Company Act of 1940, all Funds have entered into information sharing agreements with FILI that will require FILI, upon request, to (i) provide the Funds with specific information about Contract Owner transfer activity, and, if so requested by a Fund, (ii) prohibit future transfers into such Fund.

As outlined below, FILI has adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. There is also the risk that these policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. Please review the Funds' prospectuses for specific information about the Funds' short-term trading policies and risks.

FILI Policies Regarding Frequent Trading

FILI does not authorize market timing. FILI has adopted policies and procedures designed to discourage frequent Exchanges as described below. If requested by a Fund, FILI will consider additional steps to discourage frequent Exchanges in that Fund, not inconsistent with the policies and procedures described below.

Contract Owners who engage in frequent Exchanges may be subjected to temporary or permanent restrictions on future purchases or Exchanges in a Fund. Further, Contract Owners who have engaged in frequent trading in the Funds, or in other mutual funds managed by FMR, may be subjected to temporary or permanent restrictions on purchases or exchanges in those funds. FILI may alter its policies, in any manner not inconsistent with the terms of the Contract, at any time without notice to Owners.

Although there is no minimum holding period and Contract Owners can make withdrawals or Exchanges out of any Investment Option at any time, Contract Owners may ordinarily comply with FILI's policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or Exchange out of that Investment Option.

In addition, each Fund reserves the right to reject the Variable Account's entire purchase or exchange transaction at any time, which would make FILI unable to execute Contract Owner purchase, withdrawal or exchange transactions involving that Fund on that trading day. FILI's policies and procedures are separate and independent from any policies and procedures of the Funds, and do not guarantee that the Funds will not reject orders placed by the Variable Account.

Frequent Trading Monitoring and Restriction Procedures

FILI has adopted policies and procedures related to Exchanges among Investment Options that are set out below. Frequent trading activity is measured by the number of roundtrip transactions by an Owner. A roundtrip transaction occurs when an Owner makes an allocation or Exchange into an Investment Option followed by a withdrawal or Exchange out of the same Investment Option within 30 days. Owners are limited to one roundtrip transaction per Investment Option within any rolling 90 day period, subject to an overall limit of four roundtrip transactions in the Contract over a rolling 12 month period.

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Owners with two or more roundtrip transactions in one Investment Option within a rolling 90 day period will be blocked from making additional allocations or exchanges into that Investment Option, through any means, for 85 days.

In addition, Owners who complete a fourth (or higher) roundtrip transaction within any rolling 12 month period, at least two of which are completed on different business days, will have a U.S. Mail-Only Trade Restriction imposed on all contracts/policies they own that are issued by FILI or its affiliates. This rule will apply even if the four or more round trips occur in two or more different Investment Options. This restriction will stay in effect for 12 months. If the Owner makes another round trip in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12 months) is restarted and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership. "U.S. Mail-Only" for purposes of the U.S. Mail-Only Trade Restriction is defined as First-Class Mail delivered via the U.S. Postal Service. Expedited delivery or courier services, including such services performed by the U.S. Postal Service, will not be accepted.

FILI further reserves the right to reject specific transactions or impose restrictions as described above in respect of any Contract owned or controlled commonly with a Contract subject to the above restrictions, or in respect of any Contract owned or controlled commonly by a person who is the subject of a complex-wide block.

Exceptions

FILI has approved the following exceptions to the frequent trading policy:

(1) Transactions in the Money Market Investment Option;

(2) Annuity payments will not count toward an Investment Option's roundtrip limits;

(3) FILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency. There is no assurance that FILI will do so or that, if it does so, the underlying mutual funds will make any necessary exceptions to their frequent trading policies.

No other exceptions will be allowed. The frequent trading procedures will be applied consistently to all Owners.

  Effective Date of Exchanges Among Investment Options

Any redemption from an Investment Option that is part of an Exchange among Investment Options will be effected as of the end of the Valuation Period in which we receive the request at our Annuity Service Center. Generally the purchase of Annuity Income Units in other Investment Options with the proceeds of the redemption will occur at the same time. However, if your Exchange involves (1) moving from an Investment Option that invests in an equity Fund that is in an illiquid position due to substantial redemptions or exchanges that require it to sell portfolio securities in order to make funds available, and (2) moving to an Investment Option that invests in a Fund that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, then there may be a delay in crediting the amount that is moving to the new Investment Option. The delay will last until the Investment Option from which the Exchange is being made obtains liquidity, or for seven days, whichever is shorter. During this period, the amount to be transferred from the illiquid Investment Option will be uninvested.

CHARGES

The following are all the charges we make under the Contract.

1. Premium Taxes. Some states charge a "premium tax" based on the amount of your Purchase Payment. State premium taxes range from 0% to 3.5%. In addition, some counties, cities or towns may charge additional premium taxes. If you reside in a place where premium taxes apply, we will deduct any amount needed to provide for the applicable premium taxes from your Purchase Payment. We will allocate the remainder of your Purchase Payment to the Money Market Investment Option.

2. Administrative Charges. Administrative charges compensate us for the expenses we incur in administering the Contracts. These expenses include the cost of issuing the Contract, making electronic funds transfers to your bank account or issuing checks, maintaining necessary systems and records, and providing reports. These expenses are covered by a daily administrative charge.

Each day, a deduction is made from the assets of each Investment Option at an effective annual rate of 0.10%. We guarantee this charge will never increase.

3. Mortality and Expense Risk Charge. We deduct a daily asset charge for our assumption of mortality and expense risks. Each day we deduct an amount from the assets of each Investment Option at an effective annual rate of 0.50%.

The mortality risk is our obligation to provide annuity income for your life (and the life of the Joint Annuitant, if any) no matter how long that might be. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large that cost may be. FILI will realize a gain from the charge for these risks to the extent that it is not needed to provide for benefits and expenses under the Contracts.

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4. Expenses of the Funds. The Funds are charged management fees and incur operating expenses. The effect of these fees and expenses is reflected in the performance of the Investment Options. See the prospectuses for the Funds for a description of the Funds' fees and expenses.

5. Other Taxes. FILI reserves the right to charge for certain taxes (other than premium taxes) that it may have to fund. Currently, no such charges are being made. See FILI's Tax Status.

FILI or its insurance agency affiliate receives annual compensation of up to 0.40% of assets allocated to the underlying mutual funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the funds' advisers or their affiliates. These payments are not contract charges, and do not increase the fund or contract charges described in this section or in the fee table.

ANNUITY INCOME DATES

We calculate the amount of your annuity income on each Annuity Income Date. If the New York Stock Exchange is closed on an Annuity Income Date, we will calculate the amount of annuity income on the next day it is open. You select the first Annuity Income Date when you purchase the Contract. The first Annuity Income Date may be either the first or the fifteenth day of a month. All subsequent Annuity Income Dates will be on the same day of the month as the first Annuity Income Date. The first Annuity Income Date may be up to one year after the Contract Date. The first Annuity Income Date may not be earlier than 30 days after the Contract Date.

On the application, you choose the frequency of annuity income. You can choose monthly, quarterly, semiannual, or annual annuity income.

Annuity income will generally be sent at the end of the Valuation Period immediately following the day on which the amount is determined.

SIGNATURE GUARANTEE OR CUSTOMER AUTHENTICATION

Certain requests may require a signature guarantee or a customer authentication. A signature guarantee or a customer authentication is designed to protect you and Fidelity Investments Life from fraud. Your request must be in writing and may require a signature guarantee if any of the following situations apply:

1. Loss of Contract Ownership.

2. In any circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

A customer authentication can be obtained only at a Fidelity Investments Investor Center.

DEATH BENEFIT

If no Annuitant lives to the first Annuity Income Date, the Contract will terminate and we will make a payment equal to your Purchase Payment to your Beneficiary or Beneficiaries.

If your Contract is a joint and survivor annuity and either you or the Joint Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. We will also adjust any Guarantee Period or Withdrawal Period, as required by law, so that it is not longer than the life expectancy of the survivor. This will usually result in greater annuity income.

ANNUITY INCOME

All income under the Contract will vary from one Annuity Income Date to the next according to the investment experience of the Investment Option in which you are invested.

All references to annuity income and the guaranteed duration of annuity income are subject to the limitation stated on page 1 of the prospectus: "We do not guarantee the amount of annuity income." Annuity income may increase or decrease. Annuity income will end in the unlikely event that the value of every security held in the Investment Option in which you are invested is reduced to zero.

Variable annuity income may decrease upon the death of the Annuitant or Joint Annuitant, as described for Options 3 and 4 under Annuity Income Options.

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Your Purchase Payment (less any deduction for taxes) will initially purchase units of the Money Market Investment Option. The number of units will depend on (a) your age and, unless prohibited by applicable state law, sex (and the age and sex of the Joint Annuitant, if any); (b) the annuity income option; (c) the frequency of Annuity Income Dates; (d) the first Annuity Income Date; (e) the value of the units on the date your Contract becomes effective. The value of the units reflects the investment performance of the Money Market Investment Option.

Your units of the Money Market Investment Option will be exchanged automatically for Annuity Income Units in the Investment Option you choose on your application. The total dollar value of your units will be the same immediately before and immediately after the exchange. The date on which this will occur will depend on the free look provision of your Contract, which varies by state.

During part or all of your free look period, your entire Purchase Payment (less any deduction for taxes) will be allocated to the Money Market Investment Option. If the free look period for your Contract is 15 days or less, you will be entirely invested in the Money Market Investment Option for the entire free look period. If the free look period for your Contract is longer than 15 days, you will be entirely invested in the Money Market Investment Option for either 15 days or the length of time that applicable law requires that we return at least the amount of your Purchase Payment, whichever is longer. On the first business day after the end of the applicable period your Contract will be entirely invested in the Investment Option that is in accordance with your most recent allocation instructions.

FILI calculates the amount of your annuity income based on the number of Annuity Income Units you have. At the close of business on each Annuity Income Date the number of Annuity Income Units is multiplied by the value of an Annuity Income Unit for that Investment Option. The result is the amount of annuity income for that Annuity Income Date. If the New York Stock Exchange is closed on an Annuity Income Date, we will determine the amount of annuity income on the next day it is open.

We will generally transmit each annuity income payment on the first business day after the Annuity Income Date. If you elect to receive your annuity income payment by direct deposit, you will usually receive your income sooner than if we send it to you through the mail.

Annuity income decreases upon the death of the Annuitant or Joint Annuitant as described for Options 3 and 4 under Annuity Income Options.

The value of an Annuity Income Unit is affected by the expenses of the Funds, the mortality and expense risk charge, and the administrative charge. See Charges. We calculate Annuity Income Unit values for each Investment Option at the close of each Valuation Period. These calculations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

The Annuity Income Unit value for an Investment Option for any Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a) is the Net Investment Factor for the Valuation Period for which the Annuity Income Unit Value is being calculated;

(b) is the Annuity Income Unit Value for the preceding Valuation Period; and

(c) is the daily Benchmark Rate of Return factor of 0.99990575, adjusted for the number of days in the Valuation Period.

The Net Investment Factor can be greater or less than one. The Net Investment Factor for each Investment Option for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where: (a) is the value of the assets at the end of the preceding Valuation Period; (b) is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period; and (c) is the sum of: (1) the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; PLUS (2) the deduction from the Investment Option during the current Valuation Period representing the daily charge equivalent to an effective annual rate of 0.60%.

BENCHMARK RATE OF RETURN

When you purchase a Contract, we calculate an estimated first annuity income amount, assuming that your Contract will earn the Benchmark Rate of Return, which is 3.5% per year. Assuming that you do not make any withdrawals, if the annualized investment return of your Contract is greater than the benchmark between the Contract Date and the first Annuity Income Date, the first annuity income amount will be higher than the estimate. If it is less, the first annuity income amount will be lower than the estimate.

Annuity income will vary from one Annuity Income Date to the next. If you do not make any withdrawals from one Annuity Income Date to the next, then annuity income will (a) increase if the annualized investment return for your Contract is greater than the Benchmark Rate of Return, and (b) decrease if the annualized investment return for your Contract is less than the Benchmark Rate of Return.

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COMPARING WITHDRAWAL PERIOD TO GUARANTEE PERIOD

On your application you have a choice among a number of annuity income options. See Annuity Income Options. You may also choose to have either a Withdrawal Period or a Guarantee Period, but not both. Your Contract may have a Withdrawal Period only if it is a Qualified Contract.

You may compare a Contract with a Withdrawal Period to one that provides a Guarantee Period.

With a Withdrawal Period, annuity income is guaranteed to last for the longer of (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period. A withdrawal may cause the Withdrawal Period to shorten or end.

With a Guarantee Period, annuity income is guaranteed to last for the longer of (1) the life or lives of the Annuitant(s) or (2) the Guarantee Period. With a Guarantee Period, withdrawals are not possible, and the date on which the Guarantee Period will end will not change.

FREQUENCY OF ANNUITY INCOME DATES

For any annuity income option, you choose on your application whether to receive annuity income monthly, quarterly, semiannually, or annually. The more frequent the Annuity Income Dates, the lower the annuity income on each Annuity Income Date. You cannot change the frequency of annuity income later. The options FILI currently offers are described below.

CHOOSING YOUR ANNUITY INCOME OPTION

You choose your annuity income option on your application. You cannot change it later. You may choose an annuity income option only if it has been approved for sale by the insurance department in your state.

If you purchase a Qualified Contract and choose to have a Guarantee Period or a Withdrawal Period, the number of years may have to be limited in order to satisfy certain minimum distribution requirements of the Code. If you name a Joint Annuitant who is not your spouse, the annuity income options from which you may select under a Qualified Contract may be limited, depending on the difference in ages between you and the Joint Annuitant.

ANNUITY INCOME OPTIONS WITHOUT A WITHDRAWAL PERIOD

Option 1. Single Life Annuity. We will provide annuity income for your entire life, no matter how long that may be. Annuity income stops when you are no longer living, unless your Contract contains a Guarantee Period and the Guarantee Period has not ended. It is possible that your total annuity income under this option will be less than your Purchase Payment. It is even possible that you might receive annuity income only once under this option. This would happen if you were to die before the second Annuity Income Date. Because of this risk, this option offers you the highest level of annuity income.

Option 2. Joint and Survivor Annuity With Full Annuity Income to the Survivor. Under this option, we will provide annuity income jointly to you and the Joint Annuitant while you are both living, except that for a Qualified Contract during your lifetime we provide the income only to you. After the death of either of you, we will continue to provide the full amount of annuity income to the survivor. Annuity income stops when both you and the Joint Annuitant are no longer living, unless your Contract contains a Guarantee Period and the Guarantee Period has not ended. As in the case of the single life annuity described above, there is the risk that you may receive annuity income only once.

Options 3. Joint and Survivor Annuity With Reduced Annuity Income to the Survivor. This option is like Option 2 above, except that annuity income is higher while both you and the Joint Annuitant are living, and lower when only one of you is still living. You indicate on your application whether annuity income to the survivor is reduced to two-thirds or one-half of the amount that it would have been were you both still alive.

Option 4. Joint and Survivor Annuity With Full Annuity Income to the Annuitant if the Joint Annuitant Dies, but Reduced Annuity Income to the Joint Annuitant if the Annuitant Dies. This option is like Option 3 above, but annuity income is not reduced upon the death of the Joint Annuitant if the Joint Annuitant is the first to die. In case you are the first to die, you indicate on your application whether annuity income to the Joint Annuitant is reduced to two-thirds or one-half of the amount that it would have been were you both still alive. While you and the Joint Annuitant are both still alive, this option provides greater annuity income than Option 2 but not as much annuity income as Option 3.

For Options 2, 3 and 4, if either Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will generally result in greater annuity income.

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GUARANTEE PERIOD

If you select annuity income option 1, 2, 3 or 4 on your application, you may also choose to have a Guarantee Period. A Guarantee Period may not be less than five years, or more than forty-five years, and the maximum Guarantee Period you can choose is subject to limits contained in the Code. Upon request we will inform you of the maximum length your Guarantee Period can be. A Contract with a Guarantee Period provides annuity income through a specified date even if no Annuitant lives to the end of the Guarantee Period. If neither you nor the Joint Annuitant lives to the end of the Guarantee Period, any remaining annuity income will go to your Beneficiary or Beneficiaries. A Beneficiary who becomes entitled to annuity income may choose instead to receive a lump sum, but only if he or she notifies us within 60 days of the date we receive notice of the death of the last surviving Annuitant. Otherwise the Beneficiary will receive annuity income for the remainder of the Guarantee Period.

The Code limits the maximum length of any Guarantee Period for a Qualified Contract. If you purchase a Qualified Contract and choose to have a Guarantee Period, you cannot also have a Withdrawal Period. For Options 3 and 4 above, if you and the Joint Annuitant die at the same time, the annuity income due to any Beneficiary will be the same as if you died before the Joint Annuitant. If you choose to have a Guarantee Period, the amount of annuity income on each Annuity Income Date will be lower than if you purchased an otherwise identical Contract without the Guarantee Period.

If you choose Option 2, 3 or 4 with a Guarantee Period and either you or the Joint Annuitant dies before the first Annuity Income Date we will shorten the Guarantee Period, if necessary to comply with the Code, so that it is not longer than the life expectancy of the survivor. This may result in a shorter Guarantee Period and a generally higher amount of annuity income.

Lump Sum Payments. We will pay a lump sum if the Guarantee Period has not ended and one of the following conditions exists: (a) a Beneficiary elects a lump sum on the death of the last surviving Annuitant; (b) a Beneficiary receiving annuity income dies; or (c) the last surviving Annuitant dies and there is no surviving Beneficiary. For (b), we will pay the Beneficiary's estate. For (c), we will pay the estate of the Annuitant who died last.

A lump sum will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, based on interest compounded annually at the Benchmark Rate of Return.

If we believe that the first annuity income amount due to any Beneficiary will be less than $50, we may instead provide a lump sum for the value of all remaining annuity income. The amount of the lump sum will be determined on the same basis as described above for other lump sums.

ANNUITY INCOME OPTIONS WITH A WITHDRAWAL PERIOD

Your Contract may have a Withdrawal Period only if it is a Qualified Contract.

Option 5. Single Life Annuity with Withdrawal Period. We will provide annuity income, beginning with the first Annuity Income Date, for as long as you live unless you surrender your Contract. If you die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income or Withdrawal Value to the Beneficiary(ies) according to the terms of the Contract. A Beneficiary who notifies us within 60 days of the date we receive notice of the death of the last surviving Annuitant may choose instead to receive his or her share of the Withdrawal Value. Otherwise, the Beneficiary will receive annuity income for the remainder of the Withdrawal Period.

Option 6. Joint and Survivor with Full Annuity Income to the Survivor with Withdrawal Period. If you do not surrender your Contract or make withdrawals, we will provide full annuity income, beginning with the first Annuity Income Date, while either you or the Joint Annuitant is still living.

If either you or the Joint Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity with a Withdrawal Period. We will also adjust the Withdrawal Period, as required by law, so that it is not longer than the life expectancy of the survivor. This may result in a shorter Withdrawal Period and a higher amount of annuity income.

If the last surviving Annuitant dies on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income or Withdrawal Value to the Beneficiary(ies) according to the terms of the Contract. A Beneficiary who notifies us within 60 days of the date we receive notice of the death of the last surviving Annuitant may choose instead to receive his or her share of the Withdrawal Value. Otherwise, the Beneficiary will receive annuity income for the remainder of the Withdrawal Period.

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WITHDRAWAL PROVISIONS

If you have purchased a Contract with a Withdrawal Period, you can make withdrawals from your Contract by writing to our Annuity Service Center. See How to Make Withdrawals.

The amount you can withdraw will depend on when you make the withdrawal and the investment experience of your Contract. See Withdrawal Value.

The length of time you can make withdrawals is called the Withdrawal Period. See Withdrawal Period.

Certain withdrawals will have the effect of ending your Contract, i.e. there will be no more annuity income. Other withdrawals may shorten the Withdrawal Period. All withdrawals will reduce the amount of annuity income. See Effect of Withdrawals.

How to Make Withdrawals

All withdrawal instructions must be in writing and be received at our Annuity Service Center. You may make a partial or full withdrawal of the Withdrawal Value. You may not make more than two partial withdrawals each calendar year. Any partial withdrawal must be for at least $500. You may not make any partial withdrawal on or before the fifth anniversary of your Contract's first Annuity Income Date that would reduce your annuity income below $1,200 per year at the time of the withdrawal.

Withdrawal Value

The Withdrawal Value changes each Valuation Period. What follows is an overview of how we determine the Withdrawal Value for each Valuation Period. For a complete description of how the Withdrawal Value is calculated, see Withdrawal Value in the Statement of Additional Information.

The Withdrawal Value for a Valuation Period is the sum of two amounts, which we call Part A and Part B. On the day we issue your Contract, the total of Part A and Part B equals your Purchase Payment less any federal, state or local taxes we deducted from your Purchase Payment. The amount you can withdraw from your Contract decreases over time, eventually becoming zero.

Part A is based on the portion of your Purchase Payment that provides annuity income during the Withdrawal Period. Part B is based on the portion of your Purchase Payment that provides annuity income after the Withdrawal Period.

Part A changes (up or down) each Valuation Period based on the investment experience of your Contract. Also, each withdrawal and each annuity income payment reduces the value of Part A. Part A becomes zero at the end of the Withdrawal Period and remains zero thereafter.

Part B also changes (up or down) each Valuation Period based on the investment experience of your Contract. Withdrawals (but not annuity income payments) also reduce the value of Part B. Beginning one year after your first Annuity Income Date, Part B reflects a percentage which declines each day. The percentage declines at a rate of 25% per year, so five years after your first Annuity Income Date Part B becomes zero and remains zero thereafter.

The reductions in the values of Part A and Part B resulting from a withdrawal are in proportion to their values just before the withdrawal.

Withdrawal Period

The Internal Revenue Service ("IRS") has issued regulations under section 401(a)(9) of the Internal Revenue Code that apply to Qualified Contracts. If you take a withdrawal from a Qualified Contract with a Withdrawal Period, it is unclear whether any portion of the money you receive from the Contract during the year can be rolled over tax-free to another IRA or eligible retirement plan. See Tax Considerations.

When you purchase your Contract we set the Withdrawal Period to be equal to the life expectancy of the Annuitant or Annuitants, expressed in whole numbers. The maximum length of any Withdrawal Period is limited by the Code and the regulations under section 401(a)(9) of the Code. A Contract with a Withdrawal Period will provide slightly less annuity income on each Annuity Income Date than an otherwise identical Contract without a Withdrawal Period. The shorter your Withdrawal Period, the greater the difference in income.

If no withdrawals are made from your Contract, then your Contract will provide annuity income for the entire Withdrawal Period. In this respect, the Withdrawal Period works like a Guarantee Period, i.e. annuity income would be guaranteed to last for the longer of (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period. However, if you make withdrawals, the Withdrawal Period may shorten or end, as described in Effect of Withdrawals below.

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Effect of Withdrawals

Withdrawals made during the first five years after the first annuity income date will have different consequences from withdrawals made after the first five years. Full withdrawals will have different consequences from partial withdrawals.

YOU SHOULD THINK MORE CAREFULLY ABOUT MAKING A WITHDRAWAL THE CLOSER YOU ARE TO THE FIFTH ANNIVERSARY OF YOUR FIRST ANNUITY INCOME DATE. IN MANY CIRCUMSTANCES YOU WILL BE BETTER OFF WAITING UNTIL AFTER THAT DATE TO MAKE A WITHDRAWAL. For example, withdrawals made after the end of the fifth year of annuity income would reduce your annuity income but would not cause your annuity income to end. In the same Contract, withdrawing all of the Withdrawal Value on or before the end of the fifth year would result in the loss of all future annuity income and your Contract would end. See the descriptions below to understand how withdrawals made during your first five years of annuity income may have different effects from withdrawals made later.

  Full Withdrawals During First Five Years

If you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, your Contract will end and you will not receive any more annuity income.

  Partial Withdrawals During First Five Years

If you withdraw part of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, then the amount withdrawn will be subtracted from the Withdrawal Value and all remaining annuity income will be reduced, in the same ratio that the amount withdrawn bears to the Withdrawal Value. A partial withdrawal during the first five years will have no impact on the length of the remainder of the Withdrawal Period.

• Full Withdrawals After First Five Years

If you withdraw all of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, you will no longer have a Withdrawal Value, the Withdrawal Period will end, and all remaining annuity income will be reduced.

• Partial Withdrawals After First Five Years

If you withdraw part of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, the amount withdrawn will be subtracted from the Withdrawal Value, all remaining annuity income will be reduced, and the Withdrawal Period will be shortened.

For both full and partial withdrawals made after the first five years, the value of the reduced annuity income plus the amount of the withdrawal will be equivalent to the value of the annuity income just prior to the withdrawal. The value of the reduced annuity income must comply with the IRS required minimum distributions rules, and this may result in further reductions in future annuity income payments than described in this section. The Company will determine equivalence using modified insurance industry mortality tables.

REPORTS

We will send you a statement showing the number of Annuity Income Units in your selected Investment Option, and the value of each Annuity Income Unit, at least once each calendar quarter. If your Contract has a Withdrawal Period, we will show your Withdrawal Value at least once each calendar quarter.

You should verify the accuracy of your transaction confirmations and quarterly statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies, as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

We will also send you semiannual reports containing financial statements for the Funds, and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940. All reports will be sent without charge to your last known address.

In addition, we will furnish such annual calendar year reports concerning the status of your Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of the Internal Revenue Service.

Contract owners have access to their contract information online at Fidelity.com.

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More About the Contract

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TAX CONSIDERATIONS

The Contracts in General

Qualified Contracts are intended to qualify as Individual Retirement Annuities under section 408(b) of the Code. Non-qualified Contracts are intended to qualify as annuities under section 72 of the Code. You should seek competent advice as to the tax consequences associated with the use of a Contract.

Owner and Annuitant

You must be both an Owner and the Annuitant of a Contract, and, except as otherwise provided by applicable federal tax law, you must remain as both Owner and Annuitant. For a Qualified Contract, you must be the sole Owner, and, if you name a Joint Annuitant, all annuity income distributions made while you are alive must be made to you.

Nontransferable and Nonforfeitable

Your interest under a Qualified Contract is nontransferable, and except as provided by law, is nonforfeitable.

No Use of Contract as Loan Collateral

You may not use your Contract as collateral for a loan. Any attempt to do so will be void.

Single Premium Contract

The Contract is a single premium contract. You may not make additional purchase payments. The minimum Purchase Payment for a Contract is generally $25,000. You may purchase a Qualified Contract only with a contribution transferred from an IRA or rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA. You may purchase a Non-qualified Contract with money from any source.

Treatment of Distributions

Distributions from Qualified Contracts. Your Qualified Contract must satisfy certain minimum distribution requirements under the Code and the regulations under the Code. These requirements affect when distributions must begin and the form in which distributions must be paid. For Qualified Contracts, distributions of minimum amounts specified in the tax law must generally begin by April 1 of the year following the year in which you reach age 70 1/2. The length of any Guarantee Period or Withdrawal Period may need to be limited in certain circumstances to satisfy the minimum distribution requirements. For Qualified Contracts, failure to comply with these minimum distribution requirements will result generally in the imposition of an excise tax equal to 50% of the amount by which a required minimum distribution exceeds the amount actually distributed. In order to satisfy the minimum distribution requirements, if you name a Joint Annuitant who is not your spouse, the annuity income options from which you may select may be limited, depending on the difference in ages between you and the Joint Annuitant.

Your Qualified Contract might have a Withdrawal Period, during which you may withdraw part or all of the Contract's Withdrawal Value. If you take a withdrawal, it is unclear what portion of the money you receive from your Contract during the year will be considered necessary to meet your minimum required distributions for the year, and thus will be ineligible to be rolled over tax-free within 60 days to another IRA or eligible retirement plan. Due to this uncertainty, we will not process direct transfers to another IRA and will treat all withdrawals of the Withdrawal Value from a Qualified Contract as distributions for tax reporting and withholding purposes. Accordingly, we will report such withdrawals on a 1099R form. Owners should consult a tax advisor before withdrawing an amount from a Qualified Contract with the intention of rolling it over to another arrangement.

In addition, distributions from a Qualified Contract other than required minimum distributions and distributions of any after-tax amounts generally may be rolled over tax-free within 60 days to a qualified plan under section 401(a) of the Code, a qualified annuity under section 403(a) of the Code, a tax-sheltered annuity contract under section 403(b) of the Code, a custodial account under section 403(b)(7) of the Code, a governmental plan under section 457(b) of the Code, or an IRA.

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After-Tax Contributions

To the IRS we will report all distributions from your Qualified Contract as being fully taxable to you. If your Purchase Payment for a Qualified Contract includes any "after-tax" amounts (i.e. amounts that were neither deductible when made nor excludable from income), you will need to keep track of these amounts in your Contract and file a Form 8606 with the IRS in order that you may calculate and claim on your income tax return the non-taxable portion of distributions from your Contract.

Distributions from Non-qualified Contracts

For a Non-qualified Contract, the portion of an annuity income distribution that is includible in ordinary income may vary depending on the annuity income option that you choose, but generally is the excess of the distribution over the "exclusion amount" as defined in the tax law. The exclusion amount is generally the "investment in the contract" adjusted for any Guarantee Period, divided by the expected number of periodic annuity income distributions (as determined under Treasury Department regulations). After the dollar amount of the investment in the Contract is deemed to be recovered, the entire amount of each annuity income distribution will be fully includible in income.

If annuity income distributions cease before the adjusted investment in the Contract is fully recovered, the person receiving those distributions at the time of their death will be allowed a deduction for the unrecovered amount of the adjusted investment in the Contract.

If your Contract has a Guarantee Period and neither you nor any Joint Annuitant lives to the end of that period, any remaining annuity income distributions made to a Beneficiary are includible in income as follows: (1) if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at the time; or (2) if distributed as annuity income distributions, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all annuity income distributions thereafter are fully includible in income.

3.8% Tax on Net Investment Income

Federal tax law imposes a 3.8% Medicare tax on the lesser of (1) the taxpayer's "net investment income," (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise). "Net investment income" in item 1 does not include distributions from tax-qualified plans (i.e., IRAs, Roth IRAs, or arrangements described in Code Sections 401(a), 403(b), or 457(b)) but such income will increase "modified adjusted gross income" in item 2. You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.

Penalty Tax on Premature Distributions

In general, in the case of a distribution from an IRA, a penalty tax equal to 10% of the portion of the distribution that is includible in gross income will be imposed unless the distribution: (1) is made on or after the Owner attains age 59 ½, (2) is part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his or her designated beneficiary (as defined in the tax law); or (3) satisfies some other exception to the penalty tax.

Annuity income distributions from a Contract typically are not subject to the penalty tax imposed under the Code on premature distributions if the first Annuity Income Date is after you attain age 59 ½. If you own a Qualified Contract with a Withdrawal Period and the first Annuity Income Date is before you attain age 59 ½, a withdrawal that is made either before age 59 ½ or within 5 years of the first Annuity Income Date generally will trigger the application of the penalty tax to the withdrawal and all distributions made prior to the withdrawal.

It is unclear at this time whether annuity income payments under a Non-qualified Contract to a recipient who is not yet age 59 ½ satisfy an exception to the penalty tax. If you expect that you or any Joint Annuitant will receive annuity income before reaching age 59 ½, you should consult with a tax advisor.

Aggregation of Contracts

In certain circumstances where you purchase a Non-Qualified Contract together with another non-qualified annuity contract, the IRS may determine the amount of an annuity income payment that is includible in gross income by combining your Non-Qualified Contract with the other non-qualified annuity contract. If you purchase a Qualified Contract, Federal tax law requires that for purposes of determining the taxable portion of a distribution from an IRA, you must treat (1) all IRAs owned by you as one contract, (2) all IRA distributions during the taxable year as one distribution, and (3) the value of the contract, the income on the contract, and investment in the contract are computed as of the end of the year.

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Federal Income Tax Withholding and Reporting

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances we may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate will apply to the taxable portion of any withdrawal if you have not specified another rate. You are liable for payment of federal income on the taxable portion of any distribution from a Contract whether or not federal income tax is withheld. FILI will report all annuity income distributions made while you are alive as being distributed in full to you, even if you name a Joint Annuitant.

Diversification Requirements

For a Non-qualified Contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Variable Account must be "adequately diversified". The Treasury Department has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified". If the Variable Account failed to comply with these diversification standards, the Contracts would not be treated as annuity contracts for Federal income tax purposes, and each Owner would be taxable currently on the income and gain from the assets of the Variable Account. Although FILI does not control the investments of the Funds, FILI has entered into agreements with the Funds requiring them to operate in compliance with the Treasury Department regulations so that the Variable Account will be considered "adequately diversified".

Ownership Treatment

In certain circumstances, Owners may be considered the owners, for Federal income tax purposes, of the assets of the Variable Account used to support their contracts. In those circumstances, income and gains from the assets of the Variable Account would be includible in the Owners' gross income. We reserve the right to modify the Contracts as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. The discussion in these Tax Considerations of the tax consequences of owning a Contract assumes that the Contract will be treated as an annuity contract for Federal income tax purposes and that we will be treated as the owner of the assets of the Variable Account.

Fidelity Investments Life's Tax Status

FILI is taxed as a life insurance company under the Code. The earnings of the Variable Account are taxed as part of our operations, and thus the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Therefore, we do not expect to incur federal income taxes on earnings of the Variable Account to the extent the earnings are credited to Contracts. Based on this, no charge is being made currently to the Variable Account for our federal income taxes. We will periodically review the need for a charge to the Variable Account for company federal income taxes. If FILI is taxed on investment income or capital gains of the Variable Account, then FILI may impose a charge against the Variable Account in order to provide for such taxes.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.

General Tax Considerations

The above discussion is not exhaustive and is not intended as tax advice. The federal income tax consequences associated with the purchase of an immediate annuity, like the Contract, are complex, and the application of the pertinent tax rules to a particular person may vary according to facts specific to that person. A qualified tax advisor should always be consulted regarding the application of law to individual circumstances.

This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

The above discussion does not address federal gift tax, state or local income tax, or other considerations which may be involved in the purchase, operation, or exercise of any rights or options under a Contract. Also, this discussion does not address estate tax issues that might arise due to your death or the death of a Joint Annuitant. Your particular situation and the particular situation of the Joint Annuitant, if any, and each Beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due. You should seek competent tax advice on such matters pertaining to you.

Fidelity Investments Life Insurance Company makes no guarantee regarding any tax treatment, federal, state, or local, of any Contract or of any transaction involving a Contract.

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OTHER CONTRACT PROVISIONS

You should also be aware of the following important provisions of your Contract.

1. Owner(s). Before a Contract is issued, the Owner(s) acting together have the right to (a) choose an annuity income option; (b) choose an Investment Option; (c) name the Beneficiary or Beneficiaries; and (d) select the first Annuity Income Date and the frequency of annuity income distributions. For a Non-qualified Contract with one Owner, the Owner may also name a Joint Annuitant, but there is no requirement to have a Joint Annuitant.

After a Contract is issued, the Owner(s) have the right to: (a) Exchange from one Investment Option to another (b) change any Beneficiary (except that an irrevocable Beneficiary may not be changed without that Beneficiary's consent); (c) cancel the Contract during the free look period; (d) instruct us how to vote shares of the Fund in which your Investment Option invests; and (e) to withdraw from the Contract during the Withdrawal Period, if there is one.

For a Non-qualified Contract with two Owners, either Owner may make an Exchange or give us voting instructions, but only both Owners acting together can cancel the Contract during the free look period or change a Beneficiary.

2. Annuitant. As Annuitant, you have the right to receive annuity income under the terms of the Contract. You also have rights as an Owner as described above.

3. Joint Annuitant.

For a Qualified Contract, the Joint Annuitant will receive annuity income only after your death, and only in accordance with the terms of the annuity income option you select. The Joint Annuitant may not be an Owner.

For a Non-qualified Contract, the Joint Annuitant will receive annuity income jointly with you in accordance with the terms of the Contract. The Joint Annuitant may be an Owner, but does not have to be an Owner.

If the Joint Annuitant survives you, he or she will have the right to: (a) Exchange from one Investment Option to another; (b) change any Beneficiary (except an irrevocable Beneficiary); (c) cancel the Contract during the free look period; (d) instruct us how to vote shares of the Fund in which your Investment Option invests; and (e) to withdraw from the Contract during the Withdrawal Period, if there is one.

4. Beneficiary.

For All Contracts. You may name one or more Beneficiaries when you complete your application. You may change Beneficiaries later, unless you have designated an irrevocable Beneficiary, in which case we will require the consent of the irrevocable Beneficiary in writing.

If you (and the Joint Annuitant, if any) do not live to the first Annuity Income Date, we will make a payment equal to your Purchase Payment to the Beneficiary or Beneficiaries. Surviving Beneficiaries will receive equal shares unless you specify otherwise. If (1) no Beneficiary survives you and the Joint Annuitant (if any), and (2) the Withdrawal Period or Guarantee Period (if any) has not ended, we will provide a lump sum to the estate of the last to die of you and the Joint Annuitant.

Each Beneficiary receiving annuity income will have the right to instruct us how to vote Fund shares attributable to that income.

A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined.

For Contracts with a Guarantee Period. Each Beneficiary will receive his or her share of annuity income for the remainder of the Guarantee Period if you (and the Joint Annuitant, if any) die after the first Annuity Income Date. A Beneficiary who becomes entitled to annuity income may choose instead to receive a lump sum, but only if he or she notifies us within 60 days of the date we receive notice of the death of the last surviving Annuitant. A lump sum will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, based on interest compounded annually at the Benchmark Rate of Return.

If a Beneficiary receiving annuity income dies, we will provide to the Beneficiary's estate a lump sum, generally equal to the present value of the annuity income for the remaining guaranteed Annuity Income Dates, based on interest compounded annually at the Benchmark Rate of Return.

For Contracts with a Withdrawal Period. Each Beneficiary will receive his or her share of any remaining annuity income for the remainder of the Withdrawal Period if you and the Joint Annuitant (if any) die on or after the first Annuity Income Date. A Beneficiary who becomes entitled to annuity income may choose instead to receive a lump sum, but only if he or she notifies us within 60 days of the date we receive notice of the death of the last surviving Annuitant. The lump sum amount will be the Withdrawal Value of his or her share of annuity income.

If a Contract with a Withdrawal Period is within its first five years after the first annuity income date, it will typically be more advantageous for the Beneficiary to choose to receive his or her share of the Withdrawal Value. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum.

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If a Beneficiary receiving annuity income dies, we will provide to the Beneficiary's estate a lump sum equal to the Withdrawal Value of the Beneficiary's share of annuity income.

5. Misstatement of Date of Birth or Sex. If the date of birth or sex of you or the Joint Annuitant has been misstated, FILI will change the benefits to those which would have been provided had the correct date(s) of birth and sex(es) been stated.

If the misstatement is not discovered until after the first Annuity Income Date, FILI will take the following action: (1) if FILI provided too much annuity income, FILI will add interest at the rate of 6% per year compounded annually and withhold annuity income on later Annuity Income Date(s) until it has recovered the excess; (2) if FILI provided too little annuity income, we will make up the balance plus interest at the rate of 6% per year compounded annually in a lump sum.

6. Assignment. The Contract may not be sold, assigned, discounted or pledged. Any attempt to do so will be void.

7. Dividends. The Contract is "non-participating." This means that there are no dividends. Annuity income will vary in amount with the investment results of the Investment Option to which you allocate your Purchase Payment.

8. Notification of Death. Any Beneficiary claiming an interest in the Contract must provide us in writing with due proof of your death and the death of the Joint Annuitant, (if any), at the Annuity Service Center, unless we have already received such proof. We will not be responsible for any annuity income paid to you or the Joint Annuitant, (if any), before we receive due proof of death at the Annuity Service Center.

You and the Joint Annuitant are each responsible for notifying FILI of the death of the other. Each Beneficiary is responsible for notifying FILI of the death of the last surviving Annuitant. Upon the death of the last person with the right to receive annuity income under a Contract, that person's executor is responsible for notifying FILI. If too much annuity income is provided because FILI is not notified of a death, FILI may withhold annuity income on subsequent Annuity Income Dates, or take legal action, until it has recovered any excess amounts.

9. Proof of Survival. Before making any payment that depends on a person being alive, we may require proof that the person is alive.

10. Protection of Proceeds. To the extent allowed by law, annuity income is not subject to the claims of creditors or to legal process.

SELLING THE CONTRACTS

The Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc. Each is a subsidiary of FMR LLC, the parent company of FILI. Fidelity Brokerage Services LLC is the principal underwriter (distributor) of the Contracts. Fidelity Distributors Corporation is the distributor of the Fidelity family of funds. The principal business address of Fidelity Brokerage Services LLC is 900 Salem Street, Smithfield, Rhode Island 02917, and for Fidelity Distributors Corporation, 100 Salem Street, Smithfield, RI 02917. Fidelity Insurance Agency, Inc. receives sales compensation from FILI of not more than 0.10% of the reserves held to support the Contracts. Amounts paid by FILI to Fidelity Insurance Agency, Inc. will be paid out of the general assets of FILI, which may include proceeds derived from mortality and expense risk charges FILI deducts from the Variable Account.

POSTPONEMENT OF BENEFITS

We will generally transmit each annuity income payment on the first business day after the Annuity Income Date. We will generally send any withdrawal amount on the first business day after the end of the Valuation Period during which we receive the withdrawal request. We will usually send any lump sum distributions to Beneficiaries within seven days of the day we receive proper notice. We will usually send any death benefit within seven days after we receive (1) due proof of your death (for a single life Contract) or the deaths of you and the Joint Annuitant (for a joint life Contract) and (2) any required tax withholding and other information. However, we may delay sending these amounts if (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement for any other reason.

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More About the Variable Account and the Funds

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CHANGES IN INVESTMENT OPTIONS

FILI has the right to eliminate any Investment Option, to combine Investment Options, or substitute a fund for the Fund in which an Investment Option invests. A substitution may become necessary if, in FILI's judgment, a Fund no longer suits the purpose of the Contract. This may happen due to a change in laws or regulations, or a change in a Fund's investment objectives or restrictions, or because the Fund is no longer available for investment, or for some other reason. FILI would obtain prior approval from the SEC and any other required approvals before making such a substitution.

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FILI also reserves the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

TOTAL RETURN FOR AN INVESTMENT OPTION

The Total Return reflects the investment performance of an Investment Option, less all expenses and charges, for the Valuation Period. FILI determines the Total Return of an Investment Option at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business.

Shares of the Funds are valued at net asset value. Any dividends or capital gains distributions of a Fund are reinvested in shares of that Fund.

VOTING RIGHTS

FILI will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and FILI decides that it is permitted to vote the shares of the Funds in its own right, it may decide to do so.

FILI calculates the number of shares that you may instruct it to vote by dividing the reserve maintained in the Investment Option to meet the obligations under the Contract by the net asset value of one share of the corresponding Fund. Fractional votes will be counted. FILI reserves the right to modify the manner in which it calculates the weight to be given to your voting instructions where such a change is necessary to comply with federal regulations or interpretations of those regulations.

FILI will determine the number of shares you can instruct it to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will mail you material for providing your voting instructions.

If your voting instructions are not received in time, FILI will vote the shares in the same proportion as the instructions received with regard to all other contracts issued through the Variable Account. FILI will also vote shares it holds in the Variable Account that are not attributable to contracts in the same proportionate manner. Under certain circumstances, FILI may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the Funds, or result in the approval or disapproval of an investment advisory contract.

Under federal regulations, FILI may also disregard instructions to vote for changes in investment policies or the investment adviser if it disapproves of the proposed changes. FILI would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if it decided that the change would result in overly speculative or unsound investments. If FILI ever disregards voting instructions, it will include a summary of its actions in the next semiannual report.

LITIGATION

Neither FILI, the Variable Account, nor Fidelity Brokerage Services LLC is a party to any material litigation.

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Table of Contents
of the Statement of Additional Information

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Withdrawal Value	2
Safekeeping of Variable Account Assets	2
Distribution of the Contracts	2
State Regulation	3
Legal Matters	3
Registration Statement	3
Experts	3
Financial Statements	3
Variable Account (enclosed)
Fidelity Investments Life Insurance Company (enclosed)

Investment Company Act of 1940 File No. 811-05315
FFLI-PRO-0415
1.805451.112

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INDIVIDUAL RETIREMENT ANNUITY DISCLOSURE STATEMENT

1. This Disclosure Statement addresses the Federal income tax treatment of a single premium variable income annuity contract (the "Contract") that is issued by Fidelity Investments Life Insurance Company ("FILI") as an Individual Retirement Annuity ("IRA annuity"). It is important that you read this statement carefully.

This disclosure statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice. Also, the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the Internal Revenue Service ("IRS"). Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance.

Revocation

2. You are allowed to revoke or cancel your Contract within ten (10) days of the later of (1) the date of the application for the Contract; or (2) the date you receive the Contract. Upon revocation, FILI will refund the greater of (1) your Purchase Payment in full, neither crediting your Contract for earnings, nor charging it with any administrative expenses; or (2) your Purchase Payments plus the investment performance of the Money Market Investment Option.

You may revoke your Contract by mailing or delivering a notice of revocation to:

Fidelity Investments Life Insurance Company
Annuity Service Center
P.O. Box 770001
Cincinnati, OH 45277-0050

A notice of revocation shall be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

Any questions regarding this procedure may be directed to a Fidelity Annuity Specialist at 800-544-2442.

Contributions

3. You may purchase a Contract as an IRA annuity with proceeds from a (1) non-taxable rollover from a qualified plan, tax-sheltered annuity or custodial account under section 403(b) of the Internal Revenue Code ("Code"), Individual Retirement Account ("IRA account"), or another IRA annuity, or (2) a non-taxable transfer from an IRA account or another IRA annuity.

4. Subsequent contributions will not be accepted.

5. No deduction is allowed for contributions.

Investments

6. Your entire interest in the Contract is nonforfeitable.

7. The Contract is not transferable and is established for the exclusive benefit of you and your beneficiaries.

Distributions

8. A distribution from your Contract is includible in your gross income for the year in which the distribution is made and is taxed as ordinary income, except to the extent the distribution is treated as a recovery of non-deductible contributions, if any. Special rules apply for purposes of determining the portion of a distribution that is allocable to any non-deductible contributions.

9. If a distribution from the Contract is made before you attain age 59 ½, your tax for the year in which the amount is received is increased by a penalty tax equal to 10% of the portion of the distribution that is includible in gross income. However, this 10% premature distribution penalty tax generally does not apply if the distribution (1) is made on account of your death or disability; (2) is part of a series of substantially equal periodic payments over your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a second person designated by you; or (3) satisfies some other specified exception to this penalty tax.

10. The entire interest in an IRA must be distributed or commence to be distributed no later than April 1 of the calendar year following the calendar year in which the owner attains age 70 ½. Installment payments may be made in accordance with income tax regulations over the owner's life (or the lives of the owner and his or her designated beneficiary within the meaning of the Code) or over a period not exceeding the owner's life expectancy (or the joint life expectancy of the owner and his or her designated beneficiary). If the owner dies after required distributions have commenced, any remaining interest must be distributed at least as rapidly as under the method of distribution being used at the time of death. If the owner dies before required distributions have commenced, any remaining interest must be distributed generally (1) within 5 years, or (2) over the life or life expectancy of the designated beneficiary commencing by the end of the year following the year of the owner's death (or by the end of the year in which the owner would have attained age 70 1/2, if later, and the owner's spouse is the sole beneficiary).

Not Part of the Prospectus

FFLI

In order for annuity income payments under the Contract to comply with these minimum distribution requirements, it might be necessary in certain circumstances to limit (1) the length of any guarantee period under an annuity income option, and (2) limit the joint and survivor annuity income options from which you may select. Also, if you name a Joint Annuitant, all distributions made while you are alive must be made to you.

If required distributions are not timely made, you will be liable for a 50% penalty tax on the difference between the required minimum distribution for the tax year and the amount actually paid to you. The IRS has the authority to waive this penalty tax under certain circumstances.

11. Special rules apply with respect to rollovers and transfers from IRAs. You should seek competent tax advice to comply with the requirements for rollovers and transfers.

Other Tax Considerations

12. You must file an IRS Form 5329 (Additional Taxes on Qualified Plans (Including IRAs) and Other Tax-Favored Accounts) with your income tax return for a year in which there is a penalty tax due because of premature distributions or insufficient distributions.

13. The Contract has not been approved as to form for use as an IRA by the IRS. Such approval is a determination only as to the form of the Contract, and does not represent a determination of the merits of the Contract.

14. Further information concerning IRAs and Roth IRAs can be obtained from any district office of the IRS and from IRS Publication 590 (Individual Retirement Arrangements (IRAs)).

Prohibited Transactions

15. The Contract may cease to be an IRA, whichever is applicable, because of a prohibited transaction. Generally, a prohibited transaction is any improper use of your Contract by you, a beneficiary, or any disqualified person. If during a taxable year you borrow any money under your Contract or use the Contract in another prohibited manner (for example, if the Contract is pledged as collateral for a loan), the Contract will cease to be an IRA as of the first day of the taxable year, you must include in your gross income for the year an amount equal to the fair market value of the Contract as of the first day of the taxable year, and you may have to pay a 10% premature distribution penalty tax (discussed above).

Financial Information

16. The annuity income from your Purchase Payment allocated to the Investment Options will vary depending upon the actual investment performance of the Investment Options you choose. No minimum amount of variable annuity income is guaranteed. See your prospectus for a more detailed description.

17. As further described in the prospectus, the following are all the charges that FILI currently makes:

(a) Administrative Charge

FILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.10%.

(b) Mortality and Expense Risk Charge

FILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.50%.

(c) Portfolio Expenses

The Portfolios associated with the Investment Options incur operating expenses and pay monthly management fees. The level of expenses varies by Portfolio.

Not Part of the Prospectus

FFLI

PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

FIDELITY FREEDOM LIFETIME INCOME
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2015

This Statement of Additional Information supplements the information found in the current Prospectus for the variable annuity contracts ("Contracts") offered by Fidelity Investments Life Insurance Company through its Variable Annuity Account I (the "Variable Account"). You may obtain a copy of the Prospectus dated April 30, 2015 without charge by calling 1-800-544-2442.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

TABLE OF CONTENTS	PAGE
Withdrawal Value	2
Safekeeping of Variable Account Assets	2
Distribution of the Contracts	2
State Regulation	3
Legal Matters	3
Registration Statement	3
Experts	3
Financial Statements	3
Variable Account (enclosed)
Fidelity Investments Life Insurance Company (enclosed)

FFLI-PTB-0415
1.805450.112

You may purchase a Contract only with contributions rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA.

Investments by the Investment Options in securities of foreign issuers may result in a foreign investment tax credit which we will claim on our federal income tax filings. Also, we receive fees from the funds' Advisers for administrative services we provide.

WITHDRAWAL VALUE

If your Contract has a Withdrawal Period you should be aware of the following.

The amount you can withdraw from this Contract at the close of a Valuation Period is called the Withdrawal Value. There are two parts to your Withdrawal Value, Part A and Part B. The sum of Part A and Part B equals your Withdrawal Value.

Part A

Part A is based on the portion of your Purchase Payment that provides annuity income during the Withdrawal Period. On the Contract Date, Part A equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part A is computed, as follows:

(1) Start with Part A at the close of the prior Valuation Period.

(2) Multiply (1) by the Net Investment Factor for the Investment Option in which your Contract is invested. See Net Investment Factor on page 9 of the Prospectus.

(3) If an Annuity Income Date occurs during the Valuation Period, subtract from (2) an amount equal to the amount of the variable annuity income payment for that Annuity Income Date.

(4) Subtract from (3) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part A at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

Part A becomes zero at the end of your Withdrawal Period and remains zero thereafter.

Part B

Part B is based on the remainder of your Purchase Payment and reflects the portion of your Purchase Payment that provides annuity income after the Withdrawal Period. On the Contract Date, Part B equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part B is computed, as follows:

(1) Start with Part B at the close of the prior Valuation Period.

(2) Multiply (1) by the Net Investment Factor for the Investment Option in which your Contract is invested.

(3) Subtract from (2) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part B at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

(4) Multiply (3) by a fraction, the numerator of which is the percentage factor at the end of the current Valuation Period, and the denominator of which is the percentage factor at the end of the prior Valuation Period.

The percentage factor is 100% until one year after your first Annuity Income Date. The percentage factor then declines daily at a rate of 25% each year, becoming zero on the fifth anniversary of your first Annuity Income Date and remaining at zero thereafter. Thus Part B becomes zero on the fifth anniversary of your first Annuity Income Date and remains zero thereafter.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by FILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Investment Options. We maintain fidelity bond coverage for the acts of our officers and employees.

DISTRIBUTION OF THE CONTRACTS

As explained in the prospectus, the Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., which are affiliated with FMR LLC and FILI. The offering of the contracts is continuous, and we do not anticipate discontinuing offering the Contracts. However, we reserve the right to discontinue offering the Contracts.

STATE REGULATION

FILI is subject to regulation by the Department of Insurance of the State of Utah, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract described in the Prospectus and Statement of Additional Information has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

LEGAL MATTERS

The legal validity of the Contracts described in the Prospectus and Statement of Additional Information has been passed on by Edward M. Shea, General Counsel of Fidelity Investments Life Insurance Company.

REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 with the SEC relating to the Contracts. The Prospectus and Statement of Additional Information do not include all the information in the Registration Statement. We have omitted certain portions pursuant to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS

The consolidated financial statements of the Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, and the financial statements of Fidelity Investments Variable Annuity Account I of the Company as of December 31, 2014 and for the each of the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address for PricewaterhouseCoopers LLP is 125 High Street, Boston, Massachusetts 02110.

FINANCIAL STATEMENTS

The consolidated financial statements of the Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts. Please note that Fidelity Investments Life Insurance Company is relying on the exemption provided by SEC Rule 12h-7 in its preparation of the financial statements of Fidelity Investments Life Insurance Company provided herein.

THIS PAGE INTENTIONALLY LEFT BLANK

Statements of Assets and Liabilities Statements of Operations Statements of Changes in Net Assets

(Fidelity Cover Art)
Fidelity® Investments

Variable Annuity Account I

Annual Report

December 31, 2014

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities

December 31, 2014

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Money Market	VIP - Money Market Investor Class	VIP - High Income	VIP - High Income Investor Class	VIP - Equity-Income	VIP - Equity-Income Investor Class	VIP - Growth	VIP - Growth Investor Class
Assets:
Investments at market value	$ 275,178	$ 847,549	$ 109,925	$ 378,043	$ 453,411	$ 293,306	$ 434,223	$ 190,305
Receivable from FILI	0	0	0	0	0	0	0	0
Total assets	275,178	847,549	109,925	378,043	453,411	293,306	434,223	190,305
Liabilities:
Payable to FILI	82	6	18	1	41	0	12	0
Total net assets	$ 275,096	$ 847,543	$ 109,907	$ 378,042	$ 453,370	$ 293,306	$ 434,211	$ 190,305
Net Assets:
Fidelity Retirement Reserves	$ 251,470	$ 0	$ 85,277	$ 0	$ 390,251	$ 0	$ 392,316	$ 0
Fidelity Income Advantage	23,626	0	24,630	0	63,119	0	41,895	0
Fidelity Personal Retirement	0	842,055	0	378,042	0	293,306	0	190,305
Fidelity Freedom Lifetime Income	0	3,966	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	1,522	0	0	0	0	0	0
Total net assets	$ 275,096	$ 847,543	$ 109,907	$ 378,042	$ 453,370	$ 293,306	$ 434,211	$ 190,305
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	11,917	0	1,795	0	4,197	0	3,701	0
Unit Value	$ 21.11	$ 0.00	$ 47.51	$ 0.00	$ 93.00	$ 0.00	$ 105.99	$ 0.00
Fidelity Income Advantage:
Units Outstanding	1,156	0	535	0	701	0	408	0
Unit Value	$ 20.45	$ 0.00	$ 46.04	$ 0.00	$ 90.11	$ 0.00	$ 102.71	$ 0.00
Fidelity Personal Retirement:
Units Outstanding	0	78,267	0	23,814	0	15,931	0	9,168
Highest Unit Value	$ 0.00	$ 11.37	$ 0.00	$ 21.12	$ 0.00	$ 28.41	$ 0.00	$ 30.65
Lowest Unit Value	$ 0.00	$ 9.97	$ 0.00	$ 13.37	$ 0.00	$ 17.21	$ 0.00	$ 19.81
Fidelity Freedom Lifetime Income:
Units Outstanding	0	361	0	0	0	0	0	0
Unit Value	$ 0.00	$ 11.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	158	0	0	0	0	0	0
Highest Unit Value	$ 0.00	$ 9.76	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Unit Value	$ 0.00	$ 9.39	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0	0	0
Highest Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Overseas	VIP - Overseas, Class R	VIP - Overseas, Class R Investor Class	VIP - Investment Grade Bond	VIP - Investment Grade Bond Investor Class	VIP - Asset Manager	VIP - Asset Manager Investor Class
Assets:
Investments at market value	$ 64,777	$ 35,958	$ 159,847	$ 235,778	$ 504,641	$ 254,599	$ 158,725
Receivable from FILI	0	0	0	0	0	10	0
Total assets	64,777	35,958	159,847	235,778	504,641	254,609	158,725
Liabilities:
Payable to FILI	1	4	0	28	0	0	0
Total net assets	$ 64,776	$ 35,954	$ 159,847	$ 235,750	$ 504,641	$ 254,609	$ 158,725
Net Assets:
Fidelity Retirement Reserves	$ 59,686	$ 31,374	$ 0	$ 179,875	$ 0	$ 211,992	$ 0
Fidelity Income Advantage	5,090	4,580	0	55,875	0	42,617	0
Fidelity Personal Retirement	0	0	159,847	0	504,641	0	158,725
Fidelity Freedom Lifetime Income	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0	0
Total net assets	$ 64,776	$ 35,954	$ 159,847	$ 235,750	$ 504,641	$ 254,609	$ 158,725
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	1,373	1,921	0	4,400	0	4,025	0
Unit Value	$ 43.46	$ 16.33	$ 0.00	$ 40.88	$ 0.00	$ 52.66	$ 0.00
Fidelity Income Advantage:
Units Outstanding	121	287	0	1,411	0	835	0
Unit Value	$ 42.12	$ 15.98	$ 0.00	$ 39.62	$ 0.00	$ 51.03	$ 0.00
Fidelity Personal Retirement:
Units Outstanding	0	0	10,964	0	36,661	0	9,444
Highest Value	$ 0.00	$ 0.00	$ 19.54	$ 0.00	$ 15.23	$ 0.00	$ 20.90
Lowest Value	$ 0.00	$ 0.00	$ 14.10	$ 0.00	$ 11.72	$ 0.00	$ 14.78
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Index 500	VIP - Asset Manager: Growth	VIP - Asset Manager: Growth Investor Class	VIP - Contrafund	VIP - Contrafund Investor Class	VIP - Balanced	VIP - Balanced Investor Class
Assets:
Investments at market value	$ 1,529,557	$ 84,355	$ 81,069	$ 982,820	$ 1,042,795	$ 161,511	$ 1,907,723
Receivable from FILI	0	0	0	0	1	0	0
Total assets	1,529,557	84,355	81,069	982,820	1,042,796	161,511	1,907,723
Liabilities:
Payable to FILI	7	26	0	40	0	20	0
Total net assets	$ 1,529,550	$ 84,329	$ 81,069	$ 982,780	$ 1,042,796	$ 161,491	$ 1,907,723
Net Assets:
Fidelity Retirement Reserves	$ 429,361	$ 68,092	$ 0	$ 878,145	$ 0	$ 118,058	$ 0
Fidelity Income Advantage	61,080	16,237	0	104,635	0	43,433	0
Fidelity Personal Retirement	1,039,109	0	81,069	0	1,042,796	0	812,676
Fidelity Freedom Lifetime Income	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0	1,095,047
Total net assets	$ 1,529,550	$ 84,329	$ 81,069	$ 982,780	$ 1,042,796	$ 161,491	$ 1,907,723
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	6,985	1,946	0	11,793	0	4,222	0
Unit Value	$ 61.47	$ 34.99	$ 0.00	$ 74.46	$ 0.00	$ 27.96	$ 0.00
Fidelity Income Advantage:
Units Outstanding	1,026	480	0	1,451	0	1,604	0
Unit Value	$ 59.56	$ 33.91	$ 0.00	$ 72.16	$ 0.00	$ 27.09	$ 0.00
Fidelity Personal Retirement:
Units Outstanding	50,624	0	4,639	0	49,771	0	42,362
Highest Value	$ 28.83	$ 0.00	$ 23.40	$ 0.00	$ 29.87	$ 0.00	$ 26.83
Lowest Value	$ 19.79	$ 0.00	$ 16.04	$ 0.00	$ 19.55	$ 0.00	$ 16.80
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0	46,418
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 25.28
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 14.60
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0	23,571
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 25.04
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 14.44
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Dynamic Capital Appreciation	VIP - Dynamic Capital Appreciation Investor Class	VIP - Growth & Income	VIP - Growth & Income Investor Class	VIP - Growth Opportunities	VIP - Growth Opportunities Investor Class	VIP - Mid Cap	VIP - Mid Cap Investor Class
Assets:
Investments at market value	$ 35,545	$ 129,355	$ 136,478	$ 168,988	$ 78,494	$ 127,584	$ 365,019	$ 442,609
Receivable from FILI	1	0	0	0	0	0	10	0
Total assets	35,546	129,355	136,478	168,988	78,494	127,584	365,029	442,609
Liabilities:
Payable to FILI	0	0	10	0	11	1	0	0
Total net assets	$ 35,546	$ 129,355	$ 136,468	$ 168,988	$ 78,483	$ 127,583	$ 365,029	$ 442,609
Net Assets:
Fidelity Retirement Reserves	$ 29,365	$ 0	$ 108,855	$ 0	$ 64,864	$ 0	$ 304,360	$ 0
Fidelity Income Advantage	6,181	0	27,613	0	13,619	0	60,669	0
Fidelity Personal Retirement	0	129,355	0	168,988	0	127,583	0	442,609
Fidelity Freedom Lifetime Income	0	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0	0	0
Total net assets	$ 35,546	$ 129,355	$ 136,468	$ 168,988	$ 78,483	$ 127,583	$ 365,029	$ 442,609
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	1,115	0	3,504	0	2,699	0	8,028	0
Unit Value	$ 26.34	$ 0.00	$ 31.07	$ 0.00	$ 24.04	$ 0.00	$ 37.91	$ 0.00
Fidelity Income Advantage:
Units Outstanding	240	0	917	0	585	0	1,648	0
Unit Value	$ 25.75	$ 0.00	$ 30.11	$ 0.00	$ 23.29	$ 0.00	$ 36.81	$ 0.00
Fidelity Personal Retirement:
Units Outstanding	0	5,719	0	8,231	0	5,767	0	21,604
Highest Value	$ 0.00	$ 33.96	$ 0.00	$ 28.72	$ 0.00	$ 38.05	$ 0.00	$ 30.58
Lowest Value	$ 0.00	$ 21.36	$ 0.00	$ 19.54	$ 0.00	$ 20.55	$ 0.00	$ 17.13
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Value Strategies	VIP - Value Strategies Investor Class	VIP - Utilities	VIP - Utilities Investor Class	VIP - Technology	VIP - Technology Investor Class	VIP - Energy	VIP - Energy Investor Class
Assets:
Investments at market value	$ 49,619	$ 79,927	$ 33,446	$ 87,777	$ 61,186	$ 163,974	$ 65,153	$ 92,315
Receivable from FILI	0	0	0	1	2	0	0	0
Total assets	49,619	79,927	33,446	87,778	61,188	163,974	65,153	92,315
Liabilities:
Payable to FILI	9	0	0	0	0	0	5	0
Total net assets	$ 49,610	$ 79,927	$ 33,446	$ 87,778	$ 61,188	$ 163,974	$ 65,148	$ 92,315
Net Assets:
Fidelity Retirement Reserves	$ 39,615	$ 0	$ 29,533	$ 0	$ 53,528	$ 0	$ 57,336	$ 0
Fidelity Income Advantage	9,995	0	3,913	0	7,660	0	7,812	0
Fidelity Personal Retirement	0	79,927	0	87,778	0	163,974	0	92,315
Fidelity Freedom Lifetime Income	0	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0	0	0
Total net assets	$ 49,610	$ 79,927	$ 33,446	$ 87,778	$ 61,188	$ 163,974	$ 65,148	$ 92,315
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	1,674	0	1,328	0	2,440	0	2,166	0
Unit Value	$ 23.67	$ 0.00	$ 22.24	$ 0.00	$ 21.94	$ 0.00	$ 26.47	$ 0.00
Fidelity Income Advantage:
Units Outstanding	432	0	181	0	359	0	303	0
Unit Value	$ 23.14	$ 0.00	$ 21.65	$ 0.00	$ 21.35	$ 0.00	$ 25.77	$ 0.00
Fidelity Personal Retirement:
Units Outstanding	0	3,991	0	4,136	0	7,247	0	5,935
Highest Value	$ 0.00	$ 40.36	$ 0.00	$ 23.30	$ 0.00	$ 43.53	$ 0.00	$ 21.09
Lowest Value	$ 0.00	$ 19.30	$ 0.00	$ 18.66	$ 0.00	$ 18.73	$ 0.00	$ 14.16
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Health Care	VIP - Health Care Investor Class	VIP - Financial Services	VIP - Financial Services Investor Class	VIP - Industrials	VIP - Industrials Investor Class	VIP - Consumer Discretionary	VIP - Consumer Discretionary Investor Class
Assets:
Investments at market value	$ 211,314	$ 610,573	$ 21,440	$ 75,988	$ 42,636	$ 109,165	$ 19,321	$ 79,154
Receivable from FILI	0	0	1	0	2	0	2	0
Total assets	211,314	610,573	21,441	75,988	42,638	109,165	19,323	79,154
Liabilities:
Payable to FILI	22	0	0	0	0	0	0	0
Total net assets	$ 211,292	$ 610,573	$ 21,441	$ 75,988	$ 42,638	$ 109,165	$ 19,323	$ 79,154
Net Assets:
Fidelity Retirement Reserves	$ 185,979	$ 0	$ 19,138	$ 0	$ 36,403	$ 0	$ 16,393	$ 0
Fidelity Income Advantage	25,313	0	2,303	0	6,235	0	2,930	0
Fidelity Personal Retirement	0	610,573	0	75,988	0	109,165	0	79,154
Fidelity Freedom Lifetime Income	0	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0	0	0
Total net assets	$ 211,292	$ 610,573	$ 21,441	$ 75,988	$ 42,638	$ 109,165	$ 19,323	$ 79,154
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	4,928	0	1,504	0	1,000	0	690	0
Unit Value	$ 37.74	$ 0.00	$ 12.73	$ 0.00	$ 36.41	$ 0.00	$ 23.77	$ 0.00
Fidelity Income Advantage:
Units Outstanding	690	0	186	0	176	0	127	0
Unit Value	$ 36.73	$ 0.00	$ 12.39	$ 0.00	$ 35.43	$ 0.00	$ 23.14	$ 0.00
Fidelity Personal Retirement:
Units Outstanding	0	17,951	0	5,492	0	4,503	0	3,414
Highest Value	$ 0.00	$ 47.29	$ 0.00	$ 27.12	$ 0.00	$ 36.20	$ 0.00	$ 40.45
Lowest Value	$ 0.00	$ 32.24	$ 0.00	$ 10.80	$ 0.00	$ 20.55	$ 0.00	$ 22.23
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Real Estate	VIP - Real Estate Investor Class	VIP - Strategic Income	VIP - Strategic Income Investor Class	VIP - Growth Strategies	VIP - Growth Strategies Investor Class	VIP - International Capital Appreciation, Class R	VIP - International Capital Appreciation, Class R Investor Class
Assets:
Investments at market value	$ 55,830	$ 199,704	$ 89,903	$ 912,286	$ 7,562	$ 26,308	$ 16,199	$ 102,163
Receivable from FILI	0	0	0	0	0	0	0	0
Total assets	55,830	199,704	89,903	912,286	7,562	26,308	16,199	102,163
Liabilities:
Payable to FILI	4	0	4	1	0	0	0	0
Total net assets	$ 55,826	$ 199,704	$ 89,899	$ 912,285	$ 7,562	$ 26,308	$ 16,199	$ 102,163
Net Assets:
Fidelity Retirement Reserves	$ 48,776	$ 0	$ 76,660	$ 0	$ 6,291	$ 0	$ 13,954	$ 0
Fidelity Income Advantage	7,050	0	13,239	0	1,271	0	2,245	0
Fidelity Personal Retirement	0	199,704	0	912,285	0	26,308	0	102,163
Fidelity Freedom Lifetime Income	0	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0	0	0
Total net assets	$ 55,826	$ 199,704	$ 89,899	$ 912,285	$ 7,562	$ 26,308	$ 16,199	$ 102,163
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	1,521	0	4,224	0	344	0	891	0
Unit Value	$ 32.07	$ 0.00	$ 18.15	$ 0.00	$ 18.28	$ 0.00	$ 15.66	$ 0.00
Fidelity Income Advantage:
Units Outstanding	225	0	746	0	71	0	146	0
Unit Value	$ 31.35	$ 0.00	$ 17.76	$ 0.00	$ 17.93	$ 0.00	$ 15.36	$ 0.00
Fidelity Personal Retirement:
Units Outstanding	0	9,620	0	60,131	0	1,388	0	6,282
Highest Value	$ 0.00	$ 44.58	$ 0.00	$ 17.82	$ 0.00	$ 31.82	$ 0.00	$ 31.09
Lowest Value	$ 0.00	$ 18.31	$ 0.00	$ 12.25	$ 0.00	$ 18.06	$ 0.00	$ 15.43
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Value Leaders	VIP - Value Leaders Investor Class	VIP - Value	VIP - Value Investor Class	VIP - Growth Stock	VIP - Growth Stock Investor Class	VIP - Freedom Income	VIP - Freedom Income Investor Class
Assets:
Investments at market value	$ 7,647	$ 19,647	$ 22,098	$ 98,656	$ 19,735	$ 102,903	$ 12,717	$ 62,053
Receivable from FILI	1	0	0	0	1	0	0	0
Total assets	7,648	19,647	22,098	98,656	19,736	102,903	12,717	62,053
Liabilities:
Payable to FILI	0	0	0	0	0	0	0	0
Total net assets	$ 7,648	$ 19,647	$ 22,098	$ 98,656	$ 19,736	$ 102,903	$ 12,717	$ 62,053
Net Assets:
Fidelity Retirement Reserves	$ 6,567	$ 0	$ 18,432	$ 0	$ 16,633	$ 0	$ 12,717	$ 0
Fidelity Income Advantage	1,081	0	3,666	0	3,103	0	0	0
Fidelity Personal Retirement	0	19,647	0	98,656	0	102,903	0	62,053
Fidelity Freedom Lifetime Income	0	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0	0	0
Total net assets	$ 7,648	$ 19,647	$ 22,098	$ 98,656	$ 19,736	$ 102,903	$ 12,717	$ 62,053
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	433	0	1,015	0	781	0	897	0
Unit Value	$ 15.16	$ 0.00	$ 18.16	$ 0.00	$ 21.29	$ 0.00	$ 14.18	$ 0.00
Fidelity Income Advantage:
Units Outstanding	73	0	206	0	149	0	0	0
Unit Value	$ 14.87	$ 0.00	$ 17.81	$ 0.00	$ 20.88	$ 0.00	$ 0.00	$ 0.00
Fidelity Personal Retirement:
Units Outstanding	0	1,200	0	5,046	0	4,630	0	4,441
Highest Value	$ 0.00	$ 26.23	$ 0.00	$ 35.33	$ 0.00	$ 35.00	$ 0.00	$ 15.07
Lowest Value	$ 0.00	$ 15.21	$ 0.00	$ 18.26	$ 0.00	$ 21.55	$ 0.00	$ 12.24
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Freedom 2005	VIP - Freedom 2005 Investor Class	VIP - Freedom 2010	VIP - Freedom 2010 Investor Class	VIP - Freedom 2015	VIP - Freedom 2015 Investor Class
Assets:
Investments at market value	$ 7,305	$ 19,849	$ 14,043	$ 55,984	$ 30,216	$ 93,183
Receivable from FILI	0	0	0	0	0	0
Total assets	7,305	19,849	14,043	55,984	30,216	93,183
Liabilities:
Payable to FILI	0	1	0	0	0	0
Total net assets	$ 7,305	$ 19,848	$ 14,043	$ 55,984	$ 30,216	$ 93,183
Net Assets:
Fidelity Retirement Reserves	$ 7,305	$ 0	$ 14,043	$ 0	$ 30,216	$ 0
Fidelity Income Advantage	0	0	0	0	0	0
Fidelity Personal Retirement	0	19,848	0	55,984	0	93,183
Fidelity Freedom Lifetime Income	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0
Total net assets	$ 7,305	$ 19,848	$ 14,043	$ 55,984	$ 30,216	$ 93,183
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	480	0	864	0	1,816	0
Unit Value	$ 15.22	$ 0.00	$ 16.25	$ 0.00	$ 16.64	$ 0.00
Fidelity Income Advantage:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Personal Retirement:
Units Outstanding	0	1,279	0	3,359	0	5,488
Highest Value	$ 0.00	$ 18.42	$ 0.00	$ 20.00	$ 0.00	$ 20.54
Lowest Value	$ 0.00	$ 13.48	$ 0.00	$ 14.36	$ 0.00	$ 14.57
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Freedom 2020	VIP - Freedom 2020 Investor Class	VIP - Freedom 2025	VIP - Freedom 2025 Investor Class	VIP - Freedom 2030	VIP - Freedom 2030 Investor Class
Assets:
Investments at market value	$ 29,169	$ 171,670	$ 16,302	$ 129,695	$ 17,423	$ 121,507
Receivable from FILI	0	0	0	0	0	0
Total assets	29,169	171,670	16,302	129,695	17,423	121,507
Liabilities:
Payable to FILI	0	0	0	0	0	0
Total net assets	$ 29,169	$ 171,670	$ 16,302	$ 129,695	$ 17,423	$ 121,507
Net Assets:
Fidelity Retirement Reserves	$ 29,169	$ 0	$ 16,302	$ 0	$ 17,423	$ 0
Fidelity Income Advantage	0	0	0	0	0	0
Fidelity Personal Retirement	0	171,670	0	129,695	0	121,507
Fidelity Freedom Lifetime Income	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0
Total net assets	$ 29,169	$ 171,670	$ 16,302	$ 129,695	$ 17,423	$ 121,507
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	1,743	0	927	0	1,003	0
Unit Value	$ 16.74	$ 0.00	$ 17.58	$ 0.00	$ 17.38	$ 0.00
Fidelity Income Advantage:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Personal Retirement:
Units Outstanding	0	10,057	0	7,242	0	6,811
Highest Value	$ 0.00	$ 22.12	$ 0.00	$ 23.65	$ 0.00	$ 24.56
Lowest Value	$ 0.00	$ 15.10	$ 0.00	$ 15.95	$ 0.00	$ 16.28
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Freedom Lifetime Income I	VIP - Freedom Lifetime Income II	VIP - Freedom Lifetime Income III	VIP - Disciplined Small Cap	VIP - Disciplined Small Cap Investor Class	VIP - FundsManager 20%	VIP - FundsManager 50%
Assets:
Investments at market value	$ 12,442	$ 28,755	$ 15,374	$ 31,816	$ 159,191	$ 689,189	$ 1,205,634
Receivable from FILI	0	0	0	1	0	0	0
Total assets	12,442	28,755	15,374	31,817	159,191	689,189	1,205,634
Liabilities:
Payable to FILI	2	0	1	0	0	2	11
Total net assets	$ 12,440	$ 28,755	$ 15,373	$ 31,817	$ 159,191	$ 689,187	$ 1,205,623
Net Assets:
Fidelity Retirement Reserves	$ 0	$ 0	$ 0	$ 28,070	$ 0	$ 55,781	$ 94,262
Fidelity Income Advantage	0	0	0	3,747	0	13,483	57,013
Fidelity Personal Retirement	0	0	0	0	159,191	611,195	983,251
Fidelity Freedom Lifetime Income	12,440	28,755	15,373	0	0	8,728	71,097
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0	0
Total net assets	$ 12,440	$ 28,755	$ 15,373	$ 31,817	$ 159,191	$ 689,187	$ 1,205,623
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	0	0	0	1,744	0	4,169	6,520
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 16.09	$ 0.00	$ 13.38	$ 14.46
Fidelity Income Advantage:
Units Outstanding	0	0	0	237	0	1,025	4,014
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 15.81	$ 0.00	$ 13.15	$ 14.21
Fidelity Personal Retirement:
Units Outstanding	0	0	0	0	8,358	44,999	63,701
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 31.08	$ 14.55	$ 18.95
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 16.75	$ 12.27	$ 14.38
Fidelity Freedom Lifetime Income:
Units Outstanding	801	1,775	892	0	0	702	5,292
Unit Value	$ 15.54	$ 16.20	$ 17.23	$ 0.00	$ 0.00	$ 12.43	$ 13.43
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - FundsManager 60%	VIP - FundsManager 70%	VIP - FundsManager 85%	VIP - Consumer Staples	VIP - Consumer Staples Investor Class	VIP - Materials	VIP - Materials Investor Class
Assets:
Investments at market value	$ 1,679,740	$ 936,381	$ 345,068	$ 21,189	$ 145,149	$ 16,195	$ 48,315
Receivable from FILI	0	0	8	1	0	2	0
Total assets	1,679,740	936,381	345,076	21,190	145,149	16,197	48,315
Liabilities:
Payable to FILI	230	100	0	0	0	0	0
Total net assets	$ 1,679,510	$ 936,281	$ 345,076	$ 21,190	$ 145,149	$ 16,197	$ 48,315
Net Assets:
Fidelity Retirement Reserves	$ 43,503	$ 53,420	$ 35,032	$ 18,508	$ 0	$ 14,847	$ 0
Fidelity Income Advantage	22,299	32,765	13,604	2,682	0	1,350	0
Fidelity Personal Retirement	636,675	837,308	286,867	0	145,149	0	48,315
Fidelity Freedom Lifetime Income	68,319	12,788	9,573	0	0	0	0
Fidelity Growth and Guaranteed Income	908,714	0	0	0	0	0	0
Total net assets	$ 1,679,510	$ 936,281	$ 345,076	$ 21,190	$ 145,149	$ 16,197	$ 48,315
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	3,207	3,650	2,405	918	0	840	0
Unit Value	$ 13.58	$ 14.64	$ 14.57	$ 20.17	$ 0.00	$ 17.66	$ 0.00
Fidelity Income Advantage:
Units Outstanding	1,677	2,285	950	135	0	78	0
Unit Value	$ 13.40	$ 14.38	$ 14.32	$ 19.86	$ 0.00	$ 17.39	$ 0.00
Fidelity Personal Retirement:
Units Outstanding	42,550	52,227	17,564	0	7,003	0	2,544
Highest Value	$ 20.72	$ 22.02	$ 24.39	$ 0.00	$ 26.16	$ 0.00	$ 37.13
Lowest Value	$ 14.09	$ 15.35	$ 15.28	$ 0.00	$ 19.55	$ 0.00	$ 16.99
Fidelity Freedom Lifetime Income:
Units Outstanding	4,963	938	703	0	0	0	0
Unit Value	$ 13.77	$ 13.63	$ 13.61	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	37,193	0	0	0	0	0	0
Highest Value	$ 19.52	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 13.09	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	24,722	0	0	0	0	0	0
Highest Value	$ 19.34	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 12.95	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	VIP - Telecommunications	VIP - Telecommunications Investor Class	VIP - Emerging Markets	VIP - Emerging Markets Investor Class	VIP - Floating Rate High Income	VIP - Floating Rate High Income Investor Class	UIF - Emerging Markets Equity
Assets:
Investments at market value	$ 3,146	$ 14,160	$ 7,683	$ 27,501	$ 1,396	$ 69,081	$ 75,494
Receivable from FILI	0	0	0	0	0	0	0
Total assets	3,146	14,160	7,683	27,501	1,396	69,081	75,494
Liabilities:
Payable to FILI	0	0	0	0	0	0	0
Total net assets	$ 3,146	$ 14,160	$ 7,683	$ 27,501	$ 1,396	$ 69,081	$ 75,494
Net Assets:
Fidelity Retirement Reserves	$ 2,813	$ 0	$ 7,268	$ 0	$ 1,135	$ 0	$ 37,009
Fidelity Income Advantage	333	0	415	0	261	0	4,463
Fidelity Personal Retirement	0	14,160	0	27,501	0	69,081	34,022
Fidelity Freedom Lifetime Income	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0	0
Total net assets	$ 3,146	$ 14,160	$ 7,683	$ 27,501	$ 1,396	$ 69,081	$ 75,494
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	222	0	873	0	115	0	1,422
Unit Value	$ 12.65	$ 0.00	$ 8.33	$ 0.00	$ 9.90	$ 0.00	$ 26.03
Fidelity Income Advantage:
Units Outstanding	27	0	51	0	26	0	177
Unit Value	$ 12.45	$ 0.00	$ 8.22	$ 0.00	$ 9.88	$ 0.00	$ 25.22
Fidelity Personal Retirement:
Units Outstanding	0	965	0	2,693	0	6,953	2,804
Highest Value	$ 0.00	$ 31.82	$ 0.00	$ 22.92	$ 0.00	$ 9.94	$ 21.68
Lowest Value	$ 0.00	$ 13.12	$ 0.00	$ 8.59	$ 0.00	$ 9.93	$ 10.54
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	UIF - Emerging Markets Debt	UIF - Global Tactical Asset Allocation	Invesco - Van Kampen Global Core Equity	WFAF - Advantage VT Discovery	WFAF - Advantage VT Opportunity	Lazard - Retirement Emerging Markets	PVIT - Commodity Real Return
Assets:
Investments at market value	$ 159,823	$ 43,267	$ 23,782	$ 29,663	$ 20,951	$ 130,920	$ 14,089
Receivable from FILI	0	0	0	0	0	0	0
Total assets	159,823	43,267	23,782	29,663	20,951	130,920	14,089
Liabilities:
Payable to FILI	0	9	1	4	5	1	1
Total net assets	$ 159,823	$ 43,258	$ 23,781	$ 29,659	$ 20,946	$ 130,919	$ 14,088
Net Assets:
Fidelity Retirement Reserves	$ 18,705	$ 10,482	$ 9,298	$ 25,449	$ 18,140	$ 19,211	$ 238
Fidelity Income Advantage	2,635	3,463	2,082	4,210	2,806	1,352	68
Fidelity Personal Retirement	138,483	29,313	12,401	0	0	110,356	13,782
Fidelity Freedom Lifetime Income	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0	0
Total net assets	$ 159,823	$ 43,258	$ 23,781	$ 29,659	$ 20,946	$ 130,919	$ 14,088
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	614	634	530	713	494	1,359	34
Unit Value	$ 30.47	$ 16.54	$ 17.55	$ 35.70	$ 36.73	$ 14.14	$ 6.96
Fidelity Income Advantage:
Units Outstanding	89	217	123	122	79	97	10
Unit Value	$ 29.53	$ 16.03	$ 17.01	$ 34.59	$ 35.59	$ 13.89	$ 6.92
Fidelity Personal Retirement:
Units Outstanding	9,821	2,124	1,009	0	0	8,177	1,947
Highest Value	$ 18.52	$ 21.12	$ 17.95	$ 0.00	$ 0.00	$ 23.38	$ 7.09
Lowest Value	$ 11.68	$ 12.40	$ 11.19	$ 0.00	$ 0.00	$ 10.85	$ 7.07
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(In thousands, except per unit data)	Subaccounts Investing In:
	PVIT - Low Duration	PVIT - Real Return	PVIT - Total Return	Blackrock - Global Allocation V.I.	FTVIP - Templeton Global Bond (b)	FTVIP - Franklin U.S. Gov't Securities (b)
Assets:
Investments at market value	$ 499,439	$ 237,473	$ 560,201	$ 195,647	$ 154,500	$ 39,654
Receivable from FILI	0	1	0	1	0	0
Total assets	499,439	237,474	560,201	195,648	154,500	39,654
Liabilities:
Payable to FILI	1	0	0	0	0	1
Total net assets	$ 499,438	$ 237,474	$ 560,201	$ 195,648	$ 154,500	$ 39,653
Net Assets:
Fidelity Retirement Reserves	$ 40,445	$ 16,192	$ 34,354	$ 7,752	$ 8,255	$ 2,465
Fidelity Income Advantage	1,254	2,155	1,633	1,025	729	159
Fidelity Personal Retirement	457,739	219,127	524,214	186,871	145,516	37,029
Fidelity Freedom Lifetime Income	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income	0	0	0	0	0	0
Total net assets	$ 499,438	$ 237,474	$ 560,201	$ 195,648	$ 154,500	$ 39,653
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	3,658	1,334	2,817	666	755	245
Unit Value	$ 11.06	$ 12.13	$ 12.20	$ 11.64	$ 10.94	$ 10.05
Fidelity Income Advantage:
Units Outstanding	115	180	135	88	67	16
Unit Value	$ 10.94	$ 12.00	$ 12.07	$ 11.58	$ 10.88	$ 9.99
Fidelity Personal Retirement:
Units Outstanding	41,069	18,247	42,914	15,787	13,081	3,623
Highest Value	$ 11.38	$ 12.49	$ 12.56	$ 11.87	$ 11.15	$ 10.25
Lowest Value	$ 10.82	$ 11.33	$ 11.55	$ 11.82	$ 11.10	$ 10.20
Fidelity Freedom Lifetime Income:
Units Outstanding	0	0	0	0	0	0
Unit Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	0	0	0	0	0	0
Highest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Lowest Value	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00

(b) Fund Name Change. See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations

For the year ended December 31, 2014

(In thousands)	Subaccounts Investing In:
	VIP - Money Market	VIP - Money Market Investor Class	VIP - High Income	VIP - High Income Investor Class	VIP - Equity-Income	VIP - Equity-Income Investor Class
Income:
Dividends	$ 29	$ 85	$ 6,529	$ 22,394	$ 12,770	$ 8,090
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	2,054	0	729	0	2,989	0
Administrative and other charges	137	0	49	0	199	0
Total expenses	2,191	0	778	0	3,188	0
Fidelity Income Advantage:
Mortality and expense risk charges	181	0	207	0	489	0
Administrative and other charges	61	0	69	0	163	0
Total expenses	242	0	276	0	652	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	1,277	0	614	0	422
Administrative and other charges	0	429	0	219	0	140
Total expenses	0	1,706	0	833	0	562
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	28	0	0	0	0
Administrative and other charges	0	6	0	0	0	0
Total expenses	0	34	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	15	0	0	0	0
Administrative and other charges	0	3	0	0	0	0
Total expenses	0	18	0	0	0	0
Total expenses	2,433	1,758	1,054	833	3,840	562
Net investment income (loss)	(2,404)	(1,673)	5,475	21,561	8,930	7,528
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	0	0	(8,823)	3,695	2,299	6,743
Realized gain distributions	0	0	0	0	6,304	3,961
Net realized gain (loss) on investments	0	0	(8,823)	3,695	8,603	10,704
Unrealized appreciation (depreciation)	0	0	4,140	(20,654)	17,093	4,157
Net increase (decrease) in net assets from operations	$ (2,404)	$ (1,673)	$ 792	$ 4,602	$ 34,626	$ 22,389
(In thousands)	Subaccounts Investing In:
	VIP - Growth	VIP - Growth Investor Class	VIP - Overseas	VIP - Overseas, Class R	VIP - Overseas, Class R Investor Class	VIP - Investment Grade Bond	VIP - Investment Grade Bond Investor Class
Income:
Dividends	$ 800	$ 229	$ 931	$ 517	$ 2,186	$ 5,123	$ 10,864
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	2,968	0	502	266	0	1,373	0
Administrative and other charges	198	0	33	18	0	92	0
Total expenses	3,166	0	535	284	0	1,465	0
Fidelity Income Advantage:
Mortality and expense risk charges	318	0	43	40	0	434	0
Administrative and other charges	106	0	14	13	0	145	0
Total expenses	424	0	57	53	0	579	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	261	0	0	255	0	646
Administrative and other charges	0	87	0	0	88	0	212
Total expenses	0	348	0	0	343	0	858
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0	0
Total expenses	3,590	348	592	337	343	2,044	858
Net investment income (loss)	(2,790)	(119)	339	180	1,843	3,079	10,006
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	7,738	11,724	(1,742)	(408)	2,794	(521)	444
Realized gain distributions	0	0	19	11	45	96	164
Net realized gain (loss) on investments	7,738	11,724	(1,723)	(397)	2,839	(425)	608
Unrealized appreciation (depreciation)	37,889	5,166	(5,251)	(3,514)	(19,851)	8,963	11,931
Net increase (decrease) in net assets from operations	$ 42,837	$ 16,771	$ (6,635)	$ (3,731)	$ (15,169)	$ 11,617	$ 22,545
(In thousands)	Subaccounts Investing In:
	VIP - Asset Manager	VIP - Asset Manager Investor Class	VIP - Index 500	VIP - Asset Manager: Growth	VIP - Asset Manager: Growth Investor Class	VIP - Contrafund	VIP - Contrafund Investor Class
Income:
Dividends	$ 3,867	$ 2,318	$ 23,887	$ 922	$ 849	$ 9,141	$ 8,976
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	1,657	0	3,059	528	0	6,513	0
Administrative and other charges	111	0	204	35	0	434	0
Total expenses	1,768	0	3,263	563	0	6,947	0
Fidelity Income Advantage:
Mortality and expense risk charges	335	0	444	127	0	778	0
Administrative and other charges	112	0	148	42	0	259	0
Total expenses	447	0	592	169	0	1,037	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	236	1,205	0	109	0	1,497
Administrative and other charges	0	72	423	0	34	0	479
Total expenses	0	308	1,628	0	143	0	1,976
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0	0
Total expenses	2,215	308	5,483	732	143	7,984	1,976
Net investment income (loss)	1,652	2,010	18,404	190	706	1,157	7,000
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,653	2,531	35,330	1,531	2,335	28,182	19,730
Realized gain distributions	12,368	6,153	1,327	66	60	19,177	20,372
Net realized gain (loss) on investments	14,021	8,684	36,657	1,597	2,395	47,359	40,102
Unrealized appreciation (depreciation)	(2,693)	(3,544)	109,423	2,463	66	52,449	59,543
Net increase (decrease) in net assets from operations	$ 12,980	$ 7,150	$ 164,484	$ 4,250	$ 3,167	$ 100,965	$ 106,645
(In thousands)	Subaccounts Investing In:
	VIP - Balanced	VIP - Balanced Investor Class	VIP - Dynamic Capital Appreciation	VIP - Dynamic Capital Appreciation Investor Class	VIP - Growth & Income	VIP - Growth & Income Investor Class
Income:
Dividends	$ 2,348	$ 26,567	$ 151	$ 477	$ 2,348	$ 2,808
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	847	0	197	0	815	0
Administrative and other charges	56	0	13	0	54	0
Total expenses	903	0	210	0	869	0
Fidelity Income Advantage:
Mortality and expense risk charges	318	0	44	0	206	0
Administrative and other charges	106	0	15	0	69	0
Total expenses	424	0	59	0	275	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	1,137	0	166	0	219
Administrative and other charges	0	342	0	57	0	71
Total expenses	0	1,479	0	223	0	290
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	10,111	0	0	0	0
Administrative and other charges	0	2,730	0	0	0	0
Total expenses	0	12,841	0	0	0	0
Total expenses	1,327	14,320	269	223	1,144	290
Net investment income (loss)	1,021	12,247	(118)	254	1,204	2,518
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,273	25,890	2,044	6,549	3,340	5,416
Realized gain distributions	18,877	213,420	1,244	4,218	35	33
Net realized gain (loss) on investments	20,150	239,310	3,288	10,767	3,375	5,449
Unrealized appreciation (depreciation)	(7,424)	(93,404)	(194)	38	7,786	5,922
Net increase (decrease) in net assets from operations	$ 13,747	$ 158,153	$ 2,976	$ 11,059	$ 12,365	$ 13,889
(In thousands)	Subaccounts Investing In:
	VIP - Growth Opportunities	VIP - Growth Opportunities Investor Class	VIP - Mid Cap	VIP - Mid Cap Investor Class	VIP - Value Strategies	VIP - Value Strategies Investor Class
Income:
Dividends	$ 171	$ 177	$ 932	$ 796	$ 511	$ 764
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	503	0	2,351	0	321	0
Administrative and other charges	34	0	157	0	21	0
Total expenses	537	0	2,508	0	342	0
Fidelity Income Advantage:
Mortality and expense risk charges	102	0	466	0	83	0
Administrative and other charges	34	0	155	0	28	0
Total expenses	136	0	621	0	111	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	173	0	652	0	114
Administrative and other charges	0	61	0	216	0	40
Total expenses	0	234	0	868	0	154
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Total expenses	673	234	3,129	868	453	154
Net investment income (loss)	(502)	(57)	(2,197)	(72)	58	610
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	5,436	12,593	8,183	6,049	1,193	4,518
Realized gain distributions	74	119	8,730	9,820	0	0
Net realized gain (loss) on investments	5,510	12,712	16,913	15,869	1,193	4,518
Unrealized appreciation (depreciation)	3,090	201	4,639	9,186	1,695	(433)
Net increase (decrease) in net assets from operations	$ 8,098	$ 12,856	$ 19,355	$ 24,983	$ 2,946	$ 4,695
(In thousands)	Subaccounts Investing In:
	VIP - Utilities	VIP - Utilities Investor Class	VIP - Technology	VIP - Technology Investor Class	VIP - Energy	VIP - Energy Investor Class
Income:
Dividends	$ 545	$ 1,365	$ 60	$ 67	$ 709	$ 887
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	196	0	390	0	568	0
Administrative and other charges	13	0	26	0	38	0
Total expenses	209	0	416	0	606	0
Fidelity Income Advantage:
Mortality and expense risk charges	26	0	54	0	77	0
Administrative and other charges	9	0	18	0	26	0
Total expenses	35	0	72	0	103	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	108	0	201	0	167
Administrative and other charges	0	35	0	70	0	56
Total expenses	0	143	0	271	0	223
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Total expenses	244	143	488	271	709	223
Net investment income (loss)	301	1,222	(428)	(204)	0	664
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	908	3,368	420	1,613	754	1,880
Realized gain distributions	1,032	2,686	9,275	20,984	905	1,152
Net realized gain (loss) on investments	1,940	6,054	9,695	22,597	1,659	3,032
Unrealized appreciation (depreciation)	2,905	4,576	(3,516)	(8,217)	(12,545)	(19,938)
Net increase (decrease) in net assets from operations	$ 5,146	$ 11,852	$ 5,751	$ 14,176	$ (10,886)	$ (16,242)
(In thousands)	Subaccounts Investing In:
	VIP - Health Care	VIP - Health Care Investor Class	VIP - Financial Services	VIP - Financial Services Investor Class	VIP - Industrials	VIP - Industrials Investor Class
Income:
Dividends	$ 0	$ 0	$ 240	$ 818	$ 366	$ 859
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	1,186	0	147	0	306	0
Administrative and other charges	79	0	10	0	20	0
Total expenses	1,265	0	157	0	326	0
Fidelity Income Advantage:
Mortality and expense risk charges	155	0	20	0	54	0
Administrative and other charges	52	0	7	0	18	0
Total expenses	207	0	27	0	72	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	694	0	87	0	166
Administrative and other charges	0	232	0	32	0	57
Total expenses	0	926	0	119	0	223
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Total expenses	1,472	926	184	119	398	223
Net investment income (loss)	(1,472)	(926)	56	699	(32)	636
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	16,331	25,464	796	3,622	4,071	9,025
Realized gain distributions	14,767	38,859	0	0	933	2,151
Net realized gain (loss) on investments	31,098	64,323	796	3,622	5,004	11,176
Unrealized appreciation (depreciation)	17,470	61,840	1,057	2,185	(2,781)	(5,856)
Net increase (decrease) in net assets from operations	$ 47,096	$ 125,237	$ 1,909	$ 6,506	$ 2,191	$ 5,956
(In thousands)	Subaccounts Investing In:
	VIP - Consumer Discretionary	VIP - Consumer Discretionary Investor Class	VIP - Real Estate	VIP - Real Estate Investor Class	VIP - Strategic Income	VIP - Strategic Income Investor Class
Income:
Dividends	$ 93	$ 330	$ 929	$ 3,181	$ 2,726	$ 27,383
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	140	0	329	0	617	0
Administrative and other charges	9	0	22	0	41	0
Total expenses	149	0	351	0	658	0
Fidelity Income Advantage:
Mortality and expense risk charges	27	0	45	0	108	0
Administrative and other charges	9	0	15	0	36	0
Total expenses	36	0	60	0	144	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	123	0	228	0	1,353
Administrative and other charges	0	41	0	80	0	451
Total expenses	0	164	0	308	0	1,804
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Total expenses	185	164	411	308	802	1,804
Net investment income (loss)	(92)	166	518	2,873	1,924	25,579
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,658	7,951	503	2,690	627	2,981
Realized gain distributions	1,458	5,278	3,026	10,566	1,036	10,495
Net realized gain (loss) on investments	4,116	13,229	3,529	13,256	1,663	13,476
Unrealized appreciation (depreciation)	(2,680)	(7,223)	8,257	24,176	(838)	(10,528)
Net increase (decrease) in net assets from operations	$ 1,344	$ 6,172	$ 12,304	$ 40,305	$ 2,749	$ 28,527
(In thousands)	Subaccounts Investing In:
	VIP - Growth Strategies	VIP - Growth Strategies Investor Class	VIP - Capital Appreciation, Class R	VIP - Capital Appreciation, Investor Class	VIP - Value Leaders	VIP - Value Leaders Investor Class
Income:
Dividends	$ 8	$ 18	$ 65	$ 350	$ 88	$ 214
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	41	0	103	0	47	0
Administrative and other charges	3	0	7	0	3	0
Total expenses	44	0	110	0	50	0
Fidelity Income Advantage:
Mortality and expense risk charges	9	0	18	0	9	0
Administrative and other charges	3	0	6	0	3	0
Total expenses	12	0	24	0	12	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	24	0	133	0	30
Administrative and other charges	0	8	0	46	0	9
Total expenses	0	32	0	179	0	39
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Total expenses	56	32	134	179	62	39
Net investment income (loss)	(48)	(14)	(69)	171	26	175
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	291	1,076	261	2,946	164	808
Realized gain distributions	0	0	0	0	0	0
Net realized gain (loss) on investments	291	1,076	261	2,946	164	808
Unrealized appreciation (depreciation)	508	1,185	114	(878)	632	1,179
Net increase (decrease) in net assets from operations	$ 751	$ 2,247	$ 306	$ 2,239	$ 822	$ 2,162
(In thousands)	Subaccounts Investing In:
	VIP - Value	VIP - Value Investor Class	VIP - Growth Stock	VIP - Growth Stock Investor Class	VIP - Freedom Income	VIP - Freedom Income Investor Class
Income:
Dividends	$ 294	$ 1,241	$ 146	$ 716	$ 192	$ 932
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	129	0	110	0	94	0
Administrative and other charges	9	0	7	0	6	0
Total expenses	138	0	117	0	100	0
Fidelity Income Advantage:
Mortality and expense risk charges	27	0	18	0	0	0
Administrative and other charges	9	0	6	0	0	0
Total expenses	36	0	24	0	0	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	129	0	137	0	95
Administrative and other charges	0	42	0	44	0	30
Total expenses	0	171	0	181	0	125
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Total expenses	174	171	141	181	100	125
Net investment income (loss)	120	1,070	5	535	92	807
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	582	2,593	929	4,149	96	599
Realized gain distributions	830	3,423	1,732	9,072	109	542
Net realized gain (loss) on investments	1,412	6,016	2,661	13,221	205	1,141
Unrealized appreciation (depreciation)	519	1,699	(811)	(3,269)	60	102
Net increase (decrease) in net assets from operations	$ 2,051	$ 8,785	$ 1,855	$ 10,487	$ 357	$ 2,050
(In thousands)	Subaccounts Investing In:
	VIP - Freedom 2005	VIP - Freedom 2005 Investor Class	VIP - Freedom 2010	VIP - Freedom 2010 Investor Class	VIP - Freedom 2015	VIP - Freedom 2015 Investor Class
Income:
Dividends	$ 117	$ 323	$ 228	$ 894	$ 502	$ 1,516
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	52	0	108	0	232	0
Administrative and other charges	3	0	7	0	15	0
Total expenses	55	0	115	0	247	0
Fidelity Income Advantage:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	32	0	102	0	171
Administrative and other charges	0	9	0	27	0	46
Total expenses	0	41	0	129	0	217
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Total expenses	55	41	115	129	247	217
Net investment income (loss)	62	282	113	765	255	1,299
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	25	309	222	1,201	376	1,574
Realized gain distributions	65	214	231	918	527	1,441
Net realized gain (loss) on investments	90	523	453	2,119	903	3,015
Unrealized appreciation (depreciation)	90	(88)	(30)	(697)	7	(407)
Net increase (decrease) in net assets from operations	$ 242	$ 717	$ 536	$ 2,187	$ 1,165	$ 3,907
(In thousands)	Subaccounts Investing In:
	VIP - Freedom 2020	VIP - Freedom 2020 Investor Class	VIP - Freedom 2025	VIP - Freedom 2025 Investor Class	VIP - Freedom 2030	VIP - Freedom 2030 Investor Class
Income:
Dividends	$ 482	$ 2,789	$ 265	$ 2,048	$ 270	$ 1,810
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	231	0	127	0	128	0
Administrative and other charges	15	0	8	0	9	0
Total expenses	246	0	135	0	137	0
Fidelity Income Advantage:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Fidelity Personal Retirement:
Mortality and expense risk charges	0	295	0	210	0	212
Administrative and other charges	0	80	0	60	0	58
Total expenses	0	375	0	270	0	270
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0
Total expenses	246	375	135	270	137	270
Net investment income (loss)	236	2,414	130	1,778	133	1,540
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	698	2,638	332	2,690	189	2,459
Realized gain distributions	524	2,499	325	2,077	332	2,107
Net realized gain (loss) on investments	1,222	5,137	657	4,767	521	4,566
Unrealized appreciation (depreciation)	(261)	(607)	(97)	(874)	(3)	(893)
Net increase (decrease) in net assets from operations	$ 1,197	$ 6,944	$ 690	$ 5,671	$ 651	$ 5,213
(In thousands)	Subaccounts Investing In:
	VIP - Freedom Lifetime Income I	VIP - Freedom Lifetime Income II	VIP - Freedom Lifetime Income III	VIP - Disciplined Small Cap	VIP - Disciplined Small Cap Investor Class	VIP - FundsManager 20%	VIP - FundsManager 50%
Income:
Dividends	$ 215	$ 494	$ 276	$ 130	$ 543	$ 8,652	$ 13,667
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	0	0	0	235	0	435	726
Administrative and other charges	0	0	0	16	0	29	48
Total expenses	0	0	0	251	0	464	774
Fidelity Income Advantage:
Mortality and expense risk charges	0	0	0	36	0	106	442
Administrative and other charges	0	0	0	12	0	35	147
Total expenses	0	0	0	48	0	141	589
Fidelity Personal Retirement:
Mortality and expense risk charges	0	0	0	0	233	940	1,599
Administrative and other charges	0	0	0	0	82	291	469
Total expenses	0	0	0	0	315	1,231	2,068
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	57	126	68	0	0	36	256
Administrative and other charges	11	25	14	0	0	7	51
Total expenses	68	151	82	0	0	43	307
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0	0
Total expenses	68	151	82	299	315	1,879	3,738
Net investment income (loss)	147	343	194	(169)	228	6,773	9,929
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	87	226	273	3,075	9,950	5,866	21,019
Realized gain distributions	240	103	250	2,466	11,735	8,375	9,506
Net realized gain (loss) on investments	327	329	523	5,541	21,685	14,241	30,525
Unrealized appreciation (depreciation)	(34)	393	(164)	(4,330)	(15,210)	3,625	12,258
Net increase (decrease) in net assets from operations	$ 440	$ 1,065	$ 553	$ 1,042	$ 6,703	$ 24,639	$ 52,712
(In thousands)	Subaccounts Investing In:
	VIP - FundsManager 60%	VIP - FundsManager 70%	VIP - FundsManager 85%	VIP - Consumer Staples	VIP - Consumer Staples Investor Class	VIP - Materials	VIP - Materials Investor Class
Income:
Dividends	$ 20,884	$ 10,666	$ 3,406	$ 282	$ 1,817	$ 157	$ 441
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	337	420	272	127	0	121	0
Administrative and other charges	23	28	18	9	0	8	0
Total expenses	360	448	290	136	0	129	0
Fidelity Income Advantage:
Mortality and expense risk charges	168	253	105	19	0	13	0
Administrative and other charges	56	84	35	6	0	4	0
Total expenses	224	337	140	25	0	17	0
Fidelity Personal Retirement:
Mortality and expense risk charges	957	1,289	439	0	183	0	73
Administrative and other charges	287	385	136	0	60	0	24
Total expenses	1,244	1,674	575	0	243	0	97
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	246	36	41	0	0	0	0
Administrative and other charges	49	7	8	0	0	0	0
Total expenses	295	43	49	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	9,031	0	0	0	0	0	0
Administrative and other charges	2,349	0	0	0	0	0	0
Total expenses	11,380	0	0	0	0	0	0
Total expenses	13,503	2,502	1,054	161	243	146	97
Net investment income (loss)	7,381	8,164	2,352	121	1,574	11	344
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	43,501	13,740	7,764	1,097	5,932	893	2,022
Realized gain distributions	42,639	7,185	3,433	745	4,431	696	1,796
Net realized gain (loss) on investments	86,140	20,925	11,197	1,842	10,363	1,589	3,818
Unrealized appreciation (depreciation)	(21,786)	11,834	2,302	552	4,919	(1,749)	(4,359)
Net increase (decrease) in net assets from operations	$ 71,735	$ 40,923	$ 15,851	$ 2,515	$ 16,856	$ (149)	$ (197)
(In thousands)	Subaccounts Investing In:
	VIP - Telecommunications	VIP - Telecommunications Investor Class	VIP - Emerging Markets	VIP - Emerging Markets Investor Class	VIP - Floating Rate High Income (a)	VIP - Floating Rate High Income Investor Class (a)	UIF - Emerging Markets Equity
Income:
Dividends	$ 115	$ 506	$ 28	$ 82	$ 32	$ 1,344	$ 324
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	23	0	63	0	7	0	324
Administrative and other charges	2	0	4	0	0	0	22
Total expenses	25	0	67	0	7	0	346
Fidelity Income Advantage:
Mortality and expense risk charges	3	0	4	0	2	0	38
Administrative and other charges	1	0	1	0	1	0	13
Total expenses	4	0	5	0	3	0	51
Fidelity Personal Retirement:
Mortality and expense risk charges	0	23	0	43	0	42	58
Administrative and other charges	0	7	0	14	0	18	19
Total expenses	0	30	0	57	0	60	77
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0	0
Total expenses	29	30	72	57	10	60	474
Net investment income (loss)	86	476	(44)	25	22	1,284	(150)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	102	722	(121)	244	(10)	(75)	(7,228)
Realized gain distributions	7	28	0	0	0	0	0
Net realized gain (loss) on investments	109	750	(121)	244	(10)	(75)	(7,228)
Unrealized appreciation (depreciation)	(128)	(741)	154	(162)	(47)	(2,158)	3,236
Net increase (decrease) in net assets from operations	$ 67	$ 485	$ (11)	$ 107	$ (35)	$ (949)	$ (4,142)

(a) New Fund. See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I
Statements of Operations - continued

For the year ended December 31, 2014

(In thousands)	Subaccounts Investing In:
	UIF - Emerging Markets Debt	UIF - Global Tactical Asset Allocation	Invesco - Van Kampen Global Core Equity	WFAF - Advantage VT Discovery	WFAF - Advantage VT Opportunity
Income:
Dividends	$ 9,484	$ 365	$ 509	$ 0	$ 13
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	160	86	74	201	136
Administrative and other charges	11	6	5	13	9
Total expenses	171	92	79	214	145
Fidelity Income Advantage:
Mortality and expense risk charges	22	28	17	32	21
Administrative and other charges	7	9	6	11	7
Total expenses	29	37	23	43	28
Fidelity Personal Retirement:
Mortality and expense risk charges	204	43	20	0	0
Administrative and other charges	75	14	6	0	0
Total expenses	279	57	26	0	0
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0
Administrative and other charges	0	0	0	0	0
Total expenses	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0
Administrative and other charges	0	0	0	0	0
Total expenses	0	0	0	0	0
Total expenses	479	186	128	257	173
Net investment income (loss)	9,005	179	381	(257)	(160)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(789)	597	1,223	170	14
Realized gain distributions	1,305	3,695	0	4,003	0
Net realized gain (loss) on investments	516	4,292	1,223	4,173	14
Unrealized appreciation (depreciation)	(4,874)	(3,787)	(1,594)	(4,195)	2,037
Net increase (decrease) in net assets from operations	$ 4,647	$ 684	$ 10	$ (279)	$ 1,891
(In thousands)	Subaccounts Investing In:
	Lazard - Retirement Emerging Markets	PVIT - Commodity Real Return	PVIT - Low Duration	PVIT - Real Return	PVIT - Total Return	Blackrock - Global Allocation V.I.	FTVIP - Templeton Global Bond (b)	FTVIP - Franklin U.S. Gov't Securities (b)
Income:
Dividends	$ 2,746	$ 70	$ 5,876	$ 3,761	$ 13,315	$ 4,064	$ 6,866	$ 781
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	174	3	320	141	289	57	58	12
Administrative and other charges	12	0	21	9	19	4	4	1
Total expenses	186	3	341	150	308	61	62	13
Fidelity Income Advantage:
Mortality and expense risk charges	12	1	9	18	15	12	4	1
Administrative and other charges	4	0	3	6	5	4	1	0
Total expenses	16	1	12	24	20	16	5	1
Fidelity Personal Retirement:
Mortality and expense risk charges	176	25	667	350	871	267	182	44
Administrative and other charges	61	10	239	123	290	88	65	15
Total expenses	237	35	906	473	1,161	355	247	59
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	0	0	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0	0	0
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	0	0	0	0	0	0	0	0
Administrative and other charges	0	0	0	0	0	0	0	0
Total expenses	0	0	0	0	0	0	0	0
Total expenses	439	39	1,259	647	1,489	432	314	73
Net investment income (loss)	2,307	31	4,617	3,114	11,826	3,632	6,552	708
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(2,588)	(247)	1,643	(5,009)	(882)	2,630	136	(6)
Realized gain distributions	1,302	0	0	0	0	15,043	0	0
Net realized gain (loss) on investments	(1,286)	(247)	1,643	(5,009)	(882)	17,673	136	(6)
Unrealized appreciation (depreciation)	(8,945)	(3,255)	(2,915)	10,491	13,838	(18,361)	(5,049)	230
Net increase (decrease) in net assets from operations	$ (7,924)	$ (3,471)	$ 3,345	$ 8,596	$ 24,782	$ 2,944	$ 1,639	$ 932

(b) Fund Name Change. See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets

For the years ended December 31, 2014 and 2013

(In thousands)	Subaccounts Investing In:
	VIP - Money Market		VIP - Money Market Investor Class		VIP - High Income		VIP - High Income Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (2,404)	$ (2,788)	$ (1,673)	$ (1,595)	$ 5,475	$ 6,168	$ 21,561	$ 22,363
Net realized gain (loss) on investments	0	0	0	0	(8,823)	(7,965)	3,695	4,704
Unrealized appreciation (depreciation)	0	0	0	0	4,140	8,393	(20,654)	(5,969)
Net increase (decrease) in net assets from operations	(2,404)	(2,788)	(1,673)	(1,595)	792	6,596	4,602	21,098
Contract Transactions:
Payments received from contract owners	4,440	6,298	1,240,865	1,213,729	983	761	18,425	22,939
Transfers between sub-accounts and the fixed account, net	8,982	31,486	(1,010,828)	(750,675)	(11,722)	(19,316)	(40,435)	10,921
Contract benefits	(6,564)	(7,709)	(62,192)	(21,418)	(3,626)	(4,216)	(156)	(300)
Contract terminations	(55,197)	(71,329)	(231,620)	(274,113)	(3,608)	(5,544)	(14,360)	(10,170)
Contract maintenance charges	(82)	(101)	0	0	(19)	(22)	0	0
Other transfers (to) from FILI, net	(357)	133	1	(1)	(224)	121	0	(9)
Net increase (decrease) in net assets from contract transactions	(48,778)	(41,222)	(63,774)	167,522	(18,216)	(28,216)	(36,526)	23,381
Total increase (decrease) in net assets	(51,182)	(44,010)	(65,447)	165,927	(17,424)	(21,620)	(31,924)	44,479
Net Assets:
Beginning of period	326,278	370,288	912,990	747,063	127,331	148,951	409,966	365,487
End of period	$ 275,096	$ 326,278	$ 847,543	$ 912,990	$ 109,907	$ 127,331	$ 378,042	$ 409,966
(In thousands)	Subaccounts Investing In:
	VIP - Equity-Income		VIP - Equity-Income Investor Class		VIP - Growth		VIP - Growth Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 8,930	$ 7,348	$ 7,528	$ 5,858	$ (2,790)	$ (2,039)	$ (119)	$ 36
Net realized gain (loss) on investments	8,603	31,896	10,704	21,316	7,738	(1,477)	11,724	4,616
Unrealized appreciation (depreciation)	17,093	67,248	4,157	25,478	37,889	119,165	5,166	32,003
Net increase (decrease) in net assets from operations	34,626	106,492	22,389	52,652	42,837	115,649	16,771	36,655
Contract Transactions:
Payments received from contract owners	1,066	1,414	7,192	10,575	1,939	1,912	4,108	1,971
Transfers between sub-accounts and the fixed account, net	(22,655)	(18,642)	1,681	44,334	(13,357)	(16,614)	27,091	10,467
Contract benefits	(11,270)	(11,647)	(42)	(139)	(7,246)	(6,524)	(3)	(45)
Contract terminations	(18,554)	(17,349)	(7,617)	(5,531)	(17,391)	(15,007)	(4,571)	(2,989)
Contract maintenance charges	(77)	(83)	0	0	(89)	(89)	0	0
Other transfers (to) from FILI, net	(147)	(205)	22	(7)	(266)	75	28	1
Net increase (decrease) in net assets from contract transactions	(51,637)	(46,512)	1,236	49,232	(36,410)	(36,247)	26,653	9,405
Total increase (decrease) in net assets	(17,011)	59,980	23,625	101,884	6,427	79,402	43,424	46,060
Net Assets:
Beginning of period	470,381	410,401	269,681	167,797	427,784	348,382	146,881	100,821
End of period	$ 453,370	$ 470,381	$ 293,306	$ 269,681	$ 434,211	$ 427,784	$ 190,305	$ 146,881
(In thousands)	Subaccounts Investing In:
	VIP - Overseas		VIP - Overseas, Class R		VIP - Overseas, Class R Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 339	$ 383	$ 180	$ 228	$ 1,843	$ 1,801
Net realized gain (loss) on investments	(1,723)	(2,800)	(397)	(918)	2,839	1,705
Unrealized appreciation (depreciation)	(5,251)	21,480	(3,514)	10,921	(19,851)	32,693
Net increase (decrease) in net assets from operations	(6,635)	19,063	(3,731)	10,231	(15,169)	36,199
Contract Transactions:
Payments received from contract owners	0	0	623	341	4,596	4,264
Transfers between sub-accounts and the fixed account, net	(4,300)	(6,722)	(4,234)	(886)	(3,849)	31,230
Contract benefits	(888)	(1,034)	(715)	(951)	(39)	(68)
Contract terminations	(2,512)	(2,370)	(1,204)	(1,331)	(4,254)	(2,791)
Contract maintenance charges	(15)	(16)	(11)	(12)	(3)	(7)
Other transfers (to) from FILI, net	(40)	(43)	27	34	0	(7)
Net increase (decrease) in net assets from contract transactions	(7,755)	(10,185)	(5,514)	(2,805)	(3,549)	32,621
Total increase (decrease) in net assets	(14,390)	8,878	(9,245)	7,426	(18,718)	68,820
Net Assets:
Beginning of period	79,166	70,288	45,199	37,773	178,565	109,745
End of period	$ 64,776	$ 79,166	$ 35,954	$ 45,199	$ 159,847	$ 178,565
(In thousands)	Subaccounts Investing In:
	VIP - Investment Grade Bond		VIP - Investment Grade Bond Investor Class		VIP - Asset Manager		VIP - Asset Manager Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 3,079	$ 3,650	$ 10,006	$ 8,435	$ 1,652	$ 1,872	$ 2,010	$ 1,486
Net realized gain (loss) on investments	(425)	1,713	608	5,103	14,021	695	8,684	2,010
Unrealized appreciation (depreciation)	8,963	(12,997)	11,931	(23,488)	(2,693)	33,446	(3,544)	12,223
Net increase (decrease) in net assets from operations	11,617	(7,634)	22,545	(9,950)	12,980	36,013	7,150	15,719
Contract Transactions:
Payments received from contract owners	694	971	16,334	16,423	950	1,856	8,292	4,238
Transfers between sub-accounts and the fixed account, net	(4,978)	(50,583)	101,447	(128,257)	(7,927)	(10,305)	28,459	4,826
Contract benefits	(7,619)	(9,003)	(111)	(376)	(8,393)	(8,109)	(8)	(548)
Contract terminations	(9,759)	(13,223)	(22,258)	(28,922)	(10,786)	(10,426)	(6,056)	(2,782)
Contract maintenance charges	(36)	(46)	0	0	(46)	(49)	0	0
Other transfers (to) from FILI, net	(617)	(49)	2	(18)	(401)	(221)	0	(1)
Net increase (decrease) in net assets from contract transactions	(22,315)	(71,933)	95,414	(141,150)	(26,603)	(27,254)	30,687	5,733
Total increase (decrease) in net assets	(10,698)	(79,567)	117,959	(151,100)	(13,623)	8,759	37,837	21,452
Net Assets:
Beginning of period	246,448	326,015	386,682	537,782	268,232	259,473	120,888	99,436
End of period	$ 235,750	$ 246,448	$ 504,641	$ 386,682	$ 254,609	$ 268,232	$ 158,725	$ 120,888
(In thousands)	Subaccounts Investing In:
	VIP - Index 500		VIP - Asset Manager: Growth		VIP - Asset Manager: Growth Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 18,404	$ 15,744	$ 190	$ 131	$ 706	$ 382
Net realized gain (loss) on investments	36,657	26,389	1,597	748	2,395	694
Unrealized appreciation (depreciation)	109,423	217,792	2,463	15,323	66	7,370
Net increase (decrease) in net assets from operations	164,484	259,925	4,250	16,202	3,167	8,446
Contract Transactions:
Payments received from contract owners	42,224	29,563	480	587	4,297	2,420
Transfers between sub-accounts and the fixed account, net	183,854	194,960	(2,479)	(4,307)	21,385	9,962
Contract benefits	(9,361)	(9,594)	(2,188)	(2,357)	0	(53)
Contract terminations	(34,203)	(34,357)	(2,451)	(3,407)	(1,561)	(897)
Contract maintenance charges	(82)	(79)	(17)	(18)	0	0
Other transfers (to) from FILI, net	240	152	(90)	16	(1)	3
Net increase (decrease) in net assets from contract transactions	182,672	180,645	(6,745)	(9,486)	24,120	11,435
Total increase (decrease) in net assets	347,156	440,570	(2,495)	6,716	27,287	19,881
Net Assets:
Beginning of period	1,182,394	741,824	86,824	80,108	53,782	33,901
End of period	$ 1,529,550	$ 1,182,394	$ 84,329	$ 86,824	$ 81,069	$ 53,782
(In thousands)	Subaccounts Investing In:
	VIP - Contrafund		VIP - Contrafund Investor Class		VIP - Balanced		VIP - Balanced Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 1,157	$ 2,090	$ 7,000	$ 6,512	$ 1,021	$ 996	$ 12,247	$ 9,823
Net realized gain (loss) on investments	47,359	17,006	40,102	9,014	20,150	7,708	239,310	90,015
Unrealized appreciation (depreciation)	52,449	217,780	59,543	183,023	(7,424)	15,203	(93,404)	152,017
Net increase (decrease) in net assets from operations	100,965	236,876	106,645	198,549	13,747	23,907	158,153	251,855
Contract Transactions:
Payments received from contract owners	2,769	2,804	29,101	25,413	2,126	1,386	51,086	45,287
Transfers between sub-accounts and the fixed account, net	(42,230)	(53,372)	44,235	80,382	5,526	6,594	144,115	132,772
Contract benefits	(16,153)	(16,879)	(94)	(456)	(4,846)	(5,182)	(2,005)	(2,192)
Contract terminations	(33,215)	(33,064)	(25,949)	(16,980)	(5,737)	(4,731)	(106,620)	(89,196)
Contract maintenance charges	(191)	(194)	0	0	(21)	(21)	0	0
Other transfers (to) from FILI, net	287	273	16	40	(192)	12	(9)	8
Net increase (decrease) in net assets from contract transactions	(88,733)	(100,432)	47,309	88,399	(3,144)	(1,942)	86,567	86,679
Total increase (decrease) in net assets	12,232	136,444	153,954	286,948	10,603	21,965	244,720	338,534
Net Assets:
Beginning of period	970,548	834,104	888,842	601,894	150,888	128,923	1,663,003	1,324,469
End of period	$ 982,780	$ 970,548	$ 1,042,796	$ 888,842	$ 161,491	$ 150,888	$ 1,907,723	$ 1,663,003
(In thousands)	Subaccounts Investing In:
	VIP - Dynamic Capital Appreciation		VIP - Dynamic Capital Appreciation Investor Class		VIP - Growth & Income		VIP - Growth & Income Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (118)	$ (105)	$ 254	$ 122	$ 1,204	$ 1,240	$ 2,518	$ 1,670
Net realized gain (loss) on investments	3,288	3,052	10,767	8,329	3,375	1,396	5,449	4,919
Unrealized appreciation (depreciation)	(194)	4,743	38	11,980	7,786	30,718	5,922	16,004
Net increase (decrease) in net assets from operations	2,976	7,690	11,059	20,431	12,365	33,354	13,889	22,593
Contract Transactions:
Payments received from contract owners	320	351	7,060	4,050	467	550	5,245	4,817
Transfers between sub-accounts and the fixed account, net	2,034	6,492	16,355	40,325	(833)	1,588	35,137	43,957
Contract benefits	(859)	(736)	(4)	(88)	(4,273)	(4,067)	(8)	(43)
Contract terminations	(906)	(1,081)	(2,465)	(1,625)	(4,421)	(5,690)	(3,981)	(2,510)
Contract maintenance charges	(6)	(5)	0	0	(27)	(26)	0	0
Other transfers (to) from FILI, net	(18)	6	1	3	21	(52)	2	2
Net increase (decrease) in net assets from contract transactions	565	5,027	20,947	42,665	(9,066)	(7,697)	36,395	46,223
Total increase (decrease) in net assets	3,541	12,717	32,006	63,096	3,299	25,657	50,284	68,816
Net Assets:
Beginning of period	32,005	19,288	97,349	34,253	133,169	107,512	118,704	49,888
End of period	$ 35,546	$ 32,005	$ 129,355	$ 97,349	$ 136,468	$ 133,169	$ 168,988	$ 118,704
(In thousands)	Subaccounts Investing In:
	VIP - Growth Opportunities		VIP - Growth Opportunities Investor Class		VIP - Mid Cap		VIP - Mid Cap Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (502)	$ (388)	$ (57)	$ 68	$ (2,197)	$ (1,163)	$ (72)	$ 916
Net realized gain (loss) on investments	5,510	2,819	12,712	5,844	16,913	51,649	15,869	51,522
Unrealized appreciation (depreciation)	3,090	20,554	201	21,181	4,639	55,296	9,186	51,421
Net increase (decrease) in net assets from operations	8,098	22,985	12,856	27,093	19,355	105,782	24,983	103,859
Contract Transactions:
Payments received from contract owners	353	268	2,949	2,067	1,057	956	9,357	8,720
Transfers between sub-accounts and the fixed account, net	(9,431)	(2,670)	1,051	14,742	(24,076)	(17,925)	3,667	33,806
Contract benefits	(1,767)	(1,501)	(50)	(58)	(8,496)	(9,628)	(66)	(130)
Contract terminations	(2,564)	(3,331)	(3,231)	(1,628)	(11,369)	(11,549)	(9,223)	(6,907)
Contract maintenance charges	(17)	(17)	0	0	(66)	(68)	0	0
Other transfers (to) from FILI, net	41	35	0	2	124	(14)	0	2
Net increase (decrease) in net assets from contract transactions	(13,385)	(7,216)	719	15,125	(42,826)	(38,228)	3,735	35,491
Total increase (decrease) in net assets	(5,287)	15,769	13,575	42,218	(23,471)	67,554	28,718	139,350
Net Assets:
Beginning of period	83,770	68,001	114,008	71,790	388,500	320,946	413,891	274,541
End of period	$ 78,483	$ 83,770	$ 127,583	$ 114,008	$ 365,029	$ 388,500	$ 442,609	$ 413,891
(In thousands)	Subaccounts Investing In:
	VIP - Value Strategies		VIP - Value Strategies Investor Class		VIP - Utilities		VIP - Utilities Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 58	$ 29	$ 610	$ 537	$ 301	$ 389	$ 1,222	$ 1,048
Net realized gain (loss) on investments	1,193	660	4,518	5,695	1,940	146	6,054	3,378
Unrealized appreciation (depreciation)	1,695	14,579	(433)	14,136	2,905	3,626	4,576	3,257
Net increase (decrease) in net assets from operations	2,946	15,268	4,695	20,368	5,146	4,161	11,852	7,683
Contract Transactions:
Payments received from contract owners	222	193	1,315	2,765	324	166	3,925	1,988
Transfers between sub-accounts and the fixed account, net	(10,944)	(3,892)	(9,753)	7,458	6,265	(2,729)	27,041	(345)
Contract benefits	(1,652)	(1,478)	(7)	(38)	(778)	(653)	(10)	(9)
Contract terminations	(2,078)	(2,161)	(3,155)	(2,634)	(1,018)	(928)	(1,890)	(1,220)
Contract maintenance charges	(8)	(11)	0	0	(14)	(22)	(17)	(28)
Other transfers (to) from FILI, net	(24)	10	(1)	2	(18)	21	2	(3)
Net increase (decrease) in net assets from contract transactions	(14,484)	(7,339)	(11,601)	7,553	4,761	(4,145)	29,051	383
Total increase (decrease) in net assets	(11,538)	7,929	(6,906)	27,921	9,907	16	40,903	8,066
Net Assets:
Beginning of period	61,148	53,219	86,833	58,912	23,539	23,523	46,875	38,809
End of period	$ 49,610	$ 61,148	$ 79,927	$ 86,833	$ 33,446	$ 23,539	$ 87,778	$ 46,875
(In thousands)	Subaccounts Investing In:
	VIP - Technology		VIP - Technology Investor Class		VIP - Energy		VIP - Energy Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (428)	$ (332)	$ (204)	$ (85)	$ 0	$ 36	$ 664	$ 600
Net realized gain (loss) on investments	9,695	2,874	22,597	6,220	1,659	(378)	3,032	740
Unrealized appreciation (depreciation)	(3,516)	9,134	(8,217)	16,150	(12,545)	19,080	(19,938)	17,550
Net increase (decrease) in net assets from operations	5,751	11,676	14,176	22,285	(10,886)	18,738	(16,242)	18,890
Contract Transactions:
Payments received from contract owners	167	107	6,847	2,708	309	240	4,511	1,792
Transfers between sub-accounts and the fixed account, net	3,338	(8,262)	35,474	4,121	(4,542)	(16,020)	11,189	(3,787)
Contract benefits	(989)	(1,262)	(65)	(398)	(2,635)	(2,239)	(55)	(64)
Contract terminations	(1,989)	(1,456)	(3,176)	(2,326)	(2,665)	(3,723)	(3,695)	(2,385)
Contract maintenance charges	(24)	(15)	(23)	(18)	(30)	(30)	(31)	(12)
Other transfers (to) from FILI, net	(16)	13	(3)	1	(96)	(59)	(4)	4
Net increase (decrease) in net assets from contract transactions	487	(10,875)	39,054	4,088	(9,659)	(21,831)	11,915	(4,452)
Total increase (decrease) in net assets	6,238	801	53,230	26,373	(20,545)	(3,093)	(4,327)	14,438
Net Assets:
Beginning of period	54,950	54,149	110,744	84,371	85,693	88,786	96,642	82,204
End of period	$ 61,188	$ 54,950	$ 163,974	$ 110,744	$ 65,148	$ 85,693	$ 92,315	$ 96,642
(In thousands)	Subaccounts Investing In:
	VIP - Health Care		VIP - Health Care Investor Class		VIP - Financial Services		VIP - Financial Services Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (1,472)	$ (858)	$ (926)	$ (438)	$ 56	$ 87	$ 699	$ 453
Net realized gain (loss) on investments	31,098	11,761	64,323	23,878	796	946	3,622	2,898
Unrealized appreciation (depreciation)	17,470	33,241	61,840	69,427	1,057	4,685	2,185	8,023
Net increase (decrease) in net assets from operations	47,096	44,144	125,237	92,867	1,909	5,718	6,506	11,374
Contract Transactions:
Payments received from contract owners	1,271	747	28,634	16,103	62	139	3,664	1,828
Transfers between sub-accounts and the fixed account, net	20,895	49,563	119,736	138,677	(4,648)	3,994	13,088	14,227
Contract benefits	(3,156)	(1,970)	(142)	(24)	(351)	(391)	0	(9)
Contract terminations	(4,174)	(3,447)	(11,165)	(4,461)	(482)	(408)	(1,400)	(952)
Contract maintenance charges	(92)	(41)	(130)	(70)	(9)	(17)	(10)	(9)
Other transfers (to) from FILI, net	69	2	3	0	24	(37)	(9)	0
Net increase (decrease) in net assets from contract transactions	14,813	44,854	136,936	150,225	(5,404)	3,280	15,333	15,085
Total increase (decrease) in net assets	61,909	88,998	262,173	243,092	(3,495)	8,998	21,839	26,459
Net Assets:
Beginning of period	149,383	60,385	348,400	105,308	24,936	15,938	54,149	27,690
End of period	$ 211,292	$ 149,383	$ 610,573	$ 348,400	$ 21,441	$ 24,936	$ 75,988	$ 54,149
(In thousands)	Subaccounts Investing In:
	VIP - Industrials		VIP - Industrials Investor Class		VIP - Consumer Discretionary		VIP - Consumer Discretionary Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (32)	$ 20	$ 636	$ 614	$ (92)	$ (142)	$ 166	$ (58)
Net realized gain (loss) on investments	5,004	5,561	11,176	7,558	4,116	2,547	13,229	6,918
Unrealized appreciation (depreciation)	(2,781)	7,507	(5,856)	16,223	(2,680)	4,103	(7,223)	12,744
Net increase (decrease) in net assets from operations	2,191	13,088	5,956	24,395	1,344	6,508	6,172	19,604
Contract Transactions:
Payments received from contract owners	267	385	3,668	3,684	81	228	1,904	3,762
Transfers between sub-accounts and the fixed account, net	(8,322)	10,368	(14,496)	48,032	(10,109)	12,128	(25,456)	51,855
Contract benefits	(847)	(916)	(99)	(13)	(486)	(463)	(57)	(31)
Contract terminations	(1,149)	(1,007)	(2,782)	(971)	(529)	(427)	(2,314)	(1,141)
Contract maintenance charges	(14)	(13)	(16)	(14)	(8)	(11)	(47)	(32)
Other transfers (to) from FILI, net	(71)	63	(10)	1	7	54	(15)	1
Net increase (decrease) in net assets from contract transactions	(10,136)	8,880	(13,735)	50,719	(11,044)	11,509	(25,985)	54,414
Total increase (decrease) in net assets	(7,945)	21,968	(7,779)	75,114	(9,700)	18,017	(19,813)	74,018
Net Assets:
Beginning of period	50,583	28,615	116,944	41,830	29,023	11,006	98,967	24,949
End of period	$ 42,638	$ 50,583	$ 109,165	$ 116,944	$ 19,323	$ 29,023	$ 79,154	$ 98,967
(In thousands)	Subaccounts Investing In:
	VIP - Real Estate		VIP - Real Estate Investor Class		VIP - Strategic Income		VIP - Strategic Income Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 518	$ 354	$ 2,873	$ 2,070	$ 1,924	$ 3,301	$ 25,579	$ 34,236
Net realized gain (loss) on investments	3,529	(387)	13,256	13,591	1,663	3,685	13,476	18,031
Unrealized appreciation (depreciation)	8,257	951	24,176	(15,272)	(838)	(7,948)	(10,528)	(53,675)
Net increase (decrease) in net assets from operations	12,304	918	40,305	389	2,749	(962)	28,527	(1,408)
Contract Transactions:
Payments received from contract owners	370	509	6,012	12,919	893	1,385	37,253	45,500
Transfers between sub-accounts and the fixed account, net	4,358	(14,607)	30,552	(1,548)	(8,324)	(31,146)	11,219	(125,947)
Contract benefits	(849)	(1,408)	(29)	(32)	(1,915)	(2,740)	(420)	(1,274)
Contract terminations	(1,692)	(2,332)	(4,254)	(5,138)	(4,912)	(5,774)	(37,127)	(45,615)
Contract maintenance charges	(12)	(14)	0	0	(15)	(20)	0	0
Other transfers (to) from FILI, net	41	52	1	(2)	(47)	12	(5)	(1)
Net increase (decrease) in net assets from contract transactions	2,216	(17,800)	32,282	6,199	(14,320)	(38,283)	10,920	(127,337)
Total increase (decrease) in net assets	14,520	(16,882)	72,587	6,588	(11,571)	(39,245)	39,447	(128,745)
Net Assets:
Beginning of period	41,306	58,188	127,117	120,529	101,470	140,715	872,838	1,001,583
End of period	$ 55,826	$ 41,306	$ 199,704	$ 127,117	$ 89,899	$ 101,470	$ 912,285	$ 872,838
(In thousands)	Subaccounts Investing In:
	VIP - Growth Strategies		VIP - Growth Strategies Investor Class		VIP - International Capital Appreciation, Class R		VIP - International Capital Appreciation, Class R Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (48)	$ (47)	$ (14)	$ (20)	$ (69)	$ (22)	$ 171	$ 312
Net realized gain (loss) on investments	291	140	1,076	486	261	615	2,946	1,619
Unrealized appreciation (depreciation)	508	1,656	1,185	2,737	114	2,222	(878)	9,342
Net increase (decrease) in net assets from operations	751	1,749	2,247	3,203	306	2,815	2,239	11,273
Contract Transactions:
Payments received from contract owners	55	34	319	256	35	62	5,011	5,866
Transfers between sub-accounts and the fixed account, net	(4)	1,289	9,784	5,421	397	(3,467)	16,568	28,794
Contract benefits	(144)	(77)	(2)	0	(344)	(250)	(37)	(47)
Contract terminations	(126)	(221)	(1,331)	(104)	(405)	(494)	(2,314)	(1,958)
Contract maintenance charges	(1)	(1)	0	0	(3)	(4)	(16)	(14)
Other transfers (to) from FILI, net	6	1	1	0	0	(43)	(1)	(2)
Net increase (decrease) in net assets from contract transactions	(214)	1,025	8,771	5,573	(320)	(4,196)	19,211	32,639
Total increase (decrease) in net assets	537	2,774	11,018	8,776	(14)	(1,381)	21,450	43,912
Net Assets:
Beginning of period	7,025	4,251	15,290	6,514	16,213	17,594	80,713	36,801
End of period	$ 7,562	$ 7,025	$ 26,308	$ 15,290	$ 16,199	$ 16,213	$ 102,163	$ 80,713
(In thousands)	Subaccounts Investing In:
	VIP - Value Leaders		VIP - Value Leaders Investor Class		VIP - Value		VIP - Value Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 26	$ (20)	$ 175	$ 54	$ 120	$ 57	$ 1,070	$ 550
Net realized gain (loss) on investments	164	341	808	747	1,412	1,944	6,016	7,167
Unrealized appreciation (depreciation)	632	1,705	1,179	3,198	519	2,238	1,699	5,432
Net increase (decrease) in net assets from operations	822	2,026	2,162	3,999	2,051	4,239	8,785	13,149
Contract Transactions:
Payments received from contract owners	11	9	370	159	216	56	3,319	1,519
Transfers between sub-accounts and the fixed account, net	(548)	1,427	(93)	4,824	2,142	3,257	23,214	20,265
Contract benefits	(210)	(200)	0	(3)	(452)	(349)	(21)	(13)
Contract terminations	(156)	(276)	(425)	(421)	(551)	(356)	(1,930)	(1,033)
Contract maintenance charges	(1)	(1)	0	0	(4)	(3)	0	0
Other transfers (to) from FILI, net	(35)	(40)	0	1	6	36	(1)	(7)
Net increase (decrease) in net assets from contract transactions	(939)	919	(148)	4,560	1,357	2,641	24,581	20,731
Total increase (decrease) in net assets	(117)	2,945	2,014	8,559	3,408	6,880	33,366	33,880
Net Assets:
Beginning of period	7,765	4,820	17,633	9,074	18,690	11,810	65,290	31,410
End of period	$ 7,648	$ 7,765	$ 19,647	$ 17,633	$ 22,098	$ 18,690	$ 98,656	$ 65,290
(In thousands)	Subaccounts Investing In:
	VIP - Growth Stock		VIP - Growth Stock Investor Class		VIP - Freedom Income		VIP - Freedom Income Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 5	$ (32)	$ 535	$ 210	$ 92	$ 89	$ 807	$ 716
Net realized gain (loss) on investments	2,661	1,978	13,221	9,268	205	163	1,141	751
Unrealized appreciation (depreciation)	(811)	1,836	(3,269)	7,779	60	263	102	889
Net increase (decrease) in net assets from operations	1,855	3,782	10,487	17,257	357	515	2,050	2,356
Contract Transactions:
Payments received from contract owners	59	33	3,957	3,621	125	27	1,627	2,866
Transfers between sub-accounts and the fixed account, net	2,538	1,826	15,191	12,751	1,388	357	4,735	19,828
Contract benefits	(231)	(258)	0	(3)	(428)	(82)	(55)	(127)
Contract terminations	(464)	(480)	(2,388)	(1,244)	(696)	(531)	(2,313)	(3,977)
Contract maintenance charges	(3)	(3)	0	0	(2)	(2)	0	0
Other transfers (to) from FILI, net	29	10	1	6	7	14	(1)	5
Net increase (decrease) in net assets from contract transactions	1,928	1,128	16,761	15,131	394	(217)	3,993	18,595
Total increase (decrease) in net assets	3,783	4,910	27,248	32,388	751	298	6,043	20,951
Net Assets:
Beginning of period	15,953	11,043	75,655	43,267	11,966	11,668	56,010	35,059
End of period	$ 19,736	$ 15,953	$ 102,903	$ 75,655	$ 12,717	$ 11,966	$ 62,053	$ 56,010
(In thousands)	Subaccounts Investing In:
	VIP - Freedom 2005		VIP - Freedom 2005 Investor Class		VIP - Freedom 2010		VIP - Freedom 2010 Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 62	$ 54	$ 282	$ 207	$ 113	$ 129	$ 765	$ 811
Net realized gain (loss) on investments	90	59	523	420	453	274	2,119	1,404
Unrealized appreciation (depreciation)	90	407	(88)	663	(30)	1,331	(697)	4,342
Net increase (decrease) in net assets from operations	242	520	717	1,290	536	1,734	2,187	6,557
Contract Transactions:
Payments received from contract owners	112	138	928	1,377	11	63	1,399	1,186
Transfers between sub-accounts and the fixed account, net	535	451	2,688	2,246	213	(693)	699	3,917
Contract benefits	(2)	(3)	(5)	0	(108)	(8)	(17)	(242)
Contract terminations	(153)	(255)	(683)	(1,049)	(1,613)	(503)	(4,160)	(4,565)
Contract maintenance charges	(1)	(1)	0	0	(3)	(3)	0	0
Other transfers (to) from FILI, net	(2)	1	(1)	(1)	2	4	1	(1)
Net increase (decrease) in net assets from contract transactions	489	331	2,927	2,573	(1,498)	(1,140)	(2,078)	295
Total increase (decrease) in net assets	731	851	3,644	3,863	(962)	594	109	6,852
Net Assets:
Beginning of period	6,574	5,723	16,204	12,341	15,005	14,411	55,875	49,023
End of period	$ 7,305	$ 6,574	$ 19,848	$ 16,204	$ 14,043	$ 15,005	$ 55,984	$ 55,875
(In thousands)	Subaccounts Investing In:
	VIP - Freedom 2015		VIP - Freedom 2015 Investor Class		VIP - Freedom 2020		VIP - Freedom 2020 Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 255	$ 281	$ 1,299	$ 1,317	$ 236	$ 274	$ 2,414	$ 2,080
Net realized gain (loss) on investments	903	711	3,015	2,048	1,222	805	5,137	3,474
Unrealized appreciation (depreciation)	7	2,754	(407)	7,297	(261)	2,910	(607)	12,944
Net increase (decrease) in net assets from operations	1,165	3,746	3,907	10,662	1,197	3,989	6,944	18,498
Contract Transactions:
Payments received from contract owners	94	228	3,361	4,083	498	575	9,031	6,782
Transfers between sub-accounts and the fixed account, net	(194)	(138)	732	7,153	(1,105)	1,193	18,157	11,240
Contract benefits	(49)	(121)	(187)	0	(31)	(64)	(36)	(42)
Contract terminations	(1,110)	(1,671)	(3,551)	(4,634)	(747)	(2,200)	(5,056)	(4,958)
Contract maintenance charges	(8)	(7)	0	0	(5)	(5)	0	0
Other transfers (to) from FILI, net	(39)	6	(1)	1	(26)	0	3	(2)
Net increase (decrease) in net assets from contract transactions	(1,306)	(1,703)	354	6,603	(1,416)	(501)	22,099	13,020
Total increase (decrease) in net assets	(141)	2,043	4,261	17,265	(219)	3,488	29,043	31,518
Net Assets:
Beginning of period	30,357	28,314	88,922	71,657	29,388	25,900	142,627	111,109
End of period	$ 30,216	$ 30,357	$ 93,183	$ 88,922	$ 29,169	$ 29,388	$ 171,670	$ 142,627
(In thousands)	Subaccounts Investing In:
	VIP - Freedom 2025		VIP - Freedom 2025 Investor Class		VIP - Freedom 2030		VIP - Freedom 2030 Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 130	$ 165	$ 1,778	$ 1,621	$ 133	$ 149	$ 1,540	$ 1,415
Net realized gain (loss) on investments	657	386	4,767	2,506	521	476	4,566	2,339
Unrealized appreciation (depreciation)	(97)	1,950	(874)	11,273	(3)	2,328	(893)	12,142
Net increase (decrease) in net assets from operations	690	2,501	5,671	15,400	651	2,953	5,213	15,896
Contract Transactions:
Payments received from contract owners	242	139	7,386	6,237	496	362	7,799	6,918
Transfers between sub-accounts and the fixed account, net	(684)	1,833	13,911	19,076	(290)	(530)	6,856	21,592
Contract benefits	(26)	(1)	(16)	0	(32)	(194)	0	(57)
Contract terminations	(131)	(404)	(4,013)	(1,099)	(514)	(301)	(1,260)	(3,824)
Contract maintenance charges	(5)	(5)	0	0	(5)	(4)	0	0
Other transfers (to) from FILI, net	1	1	(4)	(1)	1	1	0	0
Net increase (decrease) in net assets from contract transactions	(603)	1,563	17,264	24,213	(344)	(666)	13,395	24,629
Total increase (decrease) in net assets	87	4,064	22,935	39,613	307	2,287	18,608	40,525
Net Assets:
Beginning of period	16,215	12,151	106,760	67,147	17,116	14,829	102,899	62,374
End of period	$ 16,302	$ 16,215	$ 129,695	$ 106,760	$ 17,423	$ 17,116	$ 121,507	$ 102,899
(In thousands)	Subaccounts Investing In:
	VIP - Freedom Lifetime Income I		VIP - Freedom Lifetime Income II		VIP - Freedom Lifetime Income III
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 147	$ 127	$ 343	$ 269	$ 194	$ 129
Net realized gain (loss) on investments	327	222	329	206	523	196
Unrealized appreciation (depreciation)	(34)	568	393	1,925	(164)	1,439
Net increase (decrease) in net assets from operations	440	917	1,065	2,400	553	1,764
Contract Transactions:
Payments received from contract owners	0	0	0	0	0	0
Transfers between sub-accounts and the fixed account, net	2,063	1,167	6,709	2,255	4,130	2,136
Contract benefits	(744)	(786)	(1,570)	(1,368)	(812)	(608)
Contract terminations	(30)	0	0	0	(92)	(50)
Contract maintenance charges	0	0	0	0	0	0
Other transfers (to) from FILI, net	(6)	(410)	46	54	35	11
Net increase (decrease) in net assets from contract transactions	1,283	(29)	5,185	941	3,261	1,489
Total increase (decrease) in net assets	1,723	888	6,250	3,341	3,814	3,253
Net Assets:
Beginning of period	10,717	9,829	22,505	19,164	11,559	8,306
End of period	$ 12,440	$ 10,717	$ 28,755	$ 22,505	$ 15,373	$ 11,559
(In thousands)	Subaccounts Investing In:
	VIP - Disciplined Small Cap		VIP - Disciplined Small Cap Investor Class		VIP - FundsManager 20%		VIP - FundsManager 50%
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (169)	$ (82)	$ 228	$ 393	$ 6,773	$ 5,801	$ 9,929	$ 6,857
Net realized gain (loss) on investments	5,541	3,744	21,685	13,212	14,241	22,628	30,525	15,948
Unrealized appreciation (depreciation)	(4,330)	5,610	(15,210)	20,670	3,625	2,984	12,258	101,886
Net increase (decrease) in net assets from operations	1,042	9,272	6,703	34,275	24,639	31,413	52,712	124,691
Contract Transactions:
Payments received from contract owners	377	459	6,037	7,663	28,215	39,764	38,573	44,289
Transfers between sub-accounts and the fixed account, net	(10,087)	15,157	(18,293)	71,303	53,546	12,114	112,024	148,486
Contract benefits	(601)	(567)	(34)	(91)	(3,573)	(3,206)	(11,234)	(8,422)
Contract terminations	(1,029)	(962)	(5,013)	(2,396)	(39,969)	(36,318)	(51,753)	(37,335)
Contract maintenance charges	(7)	(6)	0	0	(15)	(16)	(19)	(23)
Other transfers (to) from FILI, net	19	(54)	19	(2)	37	14	178	491
Net increase (decrease) in net assets from contract transactions	(11,328)	14,027	(17,284)	76,477	38,241	12,352	87,769	147,486
Total increase (decrease) in net assets	(10,286)	23,299	(10,581)	110,752	62,880	43,765	140,481	272,177
Net Assets:
Beginning of period	42,103	18,804	169,772	59,020	626,307	582,542	1,065,142	792,965
End of period	$ 31,817	$ 42,103	$ 159,191	$ 169,772	$ 689,187	$ 626,307	$ 1,205,623	$ 1,065,142
(In thousands)	Subaccounts Investing In:
	VIP - FundsManager 60%		VIP - FundsManager 70%		VIP - FundsManager 85%
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 7,381	$ 4,176	$ 8,164	$ 5,977	$ 2,352	$ 1,600
Net realized gain (loss) on investments	86,140	86,464	20,925	14,988	11,197	6,896
Unrealized appreciation (depreciation)	(21,786)	137,453	11,834	108,480	2,302	49,867
Net increase (decrease) in net assets from operations	71,735	228,093	40,923	129,445	15,851	58,363
Contract Transactions:
Payments received from contract owners	37,244	26,612	46,570	31,695	13,124	9,997
Transfers between sub-accounts and the fixed account, net	124,836	96,928	87,894	92,334	31,013	36,576
Contract benefits	(6,487)	(6,699)	(5,133)	(3,598)	(2,588)	(2,183)
Contract terminations	(102,397)	(75,650)	(22,662)	(19,076)	(10,318)	(10,883)
Contract maintenance charges	(13)	(11)	(15)	(15)	(7)	(8)
Other transfers (to) from FILI, net	(26)	185	12	158	(40)	70
Net increase (decrease) in net assets from contract transactions	53,157	41,365	106,666	101,498	31,184	33,569
Total increase (decrease) in net assets	124,892	269,458	147,589	230,943	47,035	91,932
Net Assets:
Beginning of period	1,554,618	1,285,160	788,692	557,749	298,041	206,109
End of period	$ 1,679,510	$ 1,554,618	$ 936,281	$ 788,692	$ 345,076	$ 298,041
(In thousands)	Subaccounts Investing In:
	VIP - Consumer Staples		VIP - Consumer Staples Investor Class		VIP - Materials		VIP - Materials Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 121	$ 215	$ 1,574	$ 2,004	$ 11	$ 33	$ 344	$ 386
Net realized gain (loss) on investments	1,842	2,829	10,363	9,755	1,589	1,780	3,818	3,275
Unrealized appreciation (depreciation)	552	1,569	4,919	8,389	(1,749)	2,040	(4,359)	5,494
Net increase (decrease) in net assets from operations	2,515	4,613	16,856	20,148	(149)	3,853	(197)	9,155
Contract Transactions:
Payments received from contract owners	181	322	3,801	8,755	25	60	1,133	1,370
Transfers between sub-accounts and the fixed account, net	(4,504)	(1,256)	2,030	20,185	(2,132)	(6,002)	756	(5,292)
Contract benefits	(304)	(595)	(29)	(26)	(563)	(418)	(49)	0
Contract terminations	(414)	(1,306)	(4,614)	(3,451)	(517)	(765)	(2,286)	(1,873)
Contract maintenance charges	(6)	(13)	(7)	(16)	(7)	(11)	(4)	(5)
Other transfers (to) from FILI, net	17	1	(8)	(1)	(61)	44	(8)	(1)
Net increase (decrease) in net assets from contract transactions	(5,030)	(2,847)	1,173	25,446	(3,255)	(7,092)	(458)	(5,801)
Total increase (decrease) in net assets	(2,515)	1,766	18,029	45,594	(3,404)	(3,239)	(655)	3,354
Net Assets:
Beginning of period	23,705	21,939	127,120	81,526	19,601	22,840	48,970	45,616
End of period	$ 21,190	$ 23,705	$ 145,149	$ 127,120	$ 16,197	$ 19,601	$ 48,315	$ 48,970
(In thousands)	Subaccounts Investing In:
	VIP - Telecommunications		VIP - Telecommunications Investor Class		VIP - Emerging Markets		VIP - Emerging Markets Investor Class
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 86	$ 29	$ 476	$ 211	$ (44)	$ (11)	$ 25	$ 124
Net realized gain (loss) on investments	109	517	750	1,525	(121)	(35)	244	160
Unrealized appreciation (depreciation)	(128)	177	(741)	574	154	303	(162)	534
Net increase (decrease) in net assets from operations	67	723	485	2,310	(11)	257	107	818
Contract Transactions:
Payments received from contract owners	4	29	571	809	87	47	649	819
Transfers between sub-accounts and the fixed account, net	(841)	(620)	(1,661)	1,635	(1,196)	(998)	666	(1,046)
Contract benefits	(122)	(199)	(54)	(3)	(115)	(101)	(54)	(4)
Contract terminations	(105)	(123)	(424)	(202)	(259)	(235)	(891)	(918)
Contract maintenance charges	(1)	(5)	(2)	(7)	(3)	(6)	(5)	(7)
Other transfers (to) from FILI, net	(16)	(3)	(4)	(4)	12	(4)	(1)	(3)
Net increase (decrease) in net assets from contract transactions	(1,081)	(921)	(1,574)	2,228	(1,474)	(1,297)	364	(1,159)
Total increase (decrease) in net assets	(1,014)	(198)	(1,089)	4,538	(1,485)	(1,040)	471	(341)
Net Assets:
Beginning of period	4,160	4,358	15,249	10,711	9,168	10,208	27,030	27,371
End of period	$ 3,146	$ 4,160	$ 14,160	$ 15,249	$ 7,683	$ 9,168	$ 27,501	$ 27,030
(In thousands)	Subaccounts Investing In:
	VIP - Floating Rate High Income (a)	VIP - Floating Rate High Income Investor Class (a)	UIF - Emerging Markets Equity		UIF - Emerging Markets Debt		UIF - Global Tactical Asset Allocation
	12/31/14	12/31/14	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 22	$ 1,284	$ (150)	$ 650	$ 9,005	$ 8,924	$ 179	$ (137)
Net realized gain (loss) on investments	(10)	(75)	(7,228)	(8,334)	516	7,130	4,292	(992)
Unrealized appreciation (depreciation)	(47)	(2,158)	3,236	5,730	(4,874)	(41,927)	(3,787)	6,195
Net increase (decrease) in net assets from operations	(35)	(949)	(4,142)	(1,954)	4,647	(25,873)	684	5,066
Contract Transactions:
Payments received from contract owners	144	21,415	777	1,705	3,197	12,334	2,047	596
Transfers between sub-accounts and the fixed account, net	1,556	49,438	(11,867)	(18,234)	(22,718)	(86,422)	2,716	2,154
Contract benefits	(16)	0	(902)	(1,626)	(429)	(667)	(487)	(529)
Contract terminations	(228)	(821)	(3,259)	(3,919)	(6,150)	(8,712)	(1,081)	(1,268)
Contract maintenance charges	0	0	(12)	(15)	(5)	(8)	(2)	(2)
Other transfers (to) from FILI, net	(25)	(2)	68	(13)	(76)	7	16	25
Net increase (decrease) in net assets from contract transactions	1,431	70,030	(15,195)	(22,102)	(26,181)	(83,468)	3,209	976
Total increase (decrease) in net assets	1,396	69,081	(19,337)	(24,056)	(21,534)	(109,341)	3,893	6,042
Net Assets:
Beginning of period	0	0	94,831	118,887	181,357	290,698	39,365	33,323
End of period	$ 1,396	$ 69,081	$ 75,494	$ 94,831	$ 159,823	$ 181,357	$ 43,258	$ 39,365
(In thousands)	Subaccounts Investing In:
	Invesco - Van Kampen Global Core Equity		WFAF - Advantage VT Discovery		WFAF - Advantage VT Opportunity
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 381	$ 319	$ (257)	$ (250)	$ (160)	$ (122)
Net realized gain (loss) on investments	1,223	822	4,173	703	14	(390)
Unrealized appreciation (depreciation)	(1,594)	3,193	(4,195)	10,206	2,037	5,500
Net increase (decrease) in net assets from operations	10	4,334	(279)	10,659	1,891	4,988
Contract Transactions:
Payments received from contract owners	326	182	0	0	0	0
Transfers between sub-accounts and the fixed account, net	(1,510)	3,073	(1,933)	(1,562)	(836)	(937)
Contract benefits	(238)	(269)	(536)	(601)	(338)	(441)
Contract terminations	(781)	(841)	(1,379)	(1,207)	(506)	(591)
Contract maintenance charges	(2)	(2)	(9)	(9)	(4)	(4)
Other transfers (to) from FILI, net	13	(4)	11	14	(52)	(11)
Net increase (decrease) in net assets from contract transactions	(2,192)	2,139	(3,846)	(3,365)	(1,736)	(1,984)
Total increase (decrease) in net assets	(2,182)	6,473	(4,125)	7,294	155	3,004
Net Assets:
Beginning of period	25,963	19,490	33,784	26,490	20,791	17,787
End of period	$ 23,781	$ 25,963	$ 29,659	$ 33,784	$ 20,946	$ 20,791

(a) New Fund. See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I
Statements of Changes in Net Assets - continued

For the years ended December 31, 2014 and 2013

(In thousands)			Subaccounts Investing In:
	Lazard - Retirement Emerging Markets		PVIT - Commodity Real Return (a)		PVIT - Low Duration		PVIT - Real Return
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 2,307	$ 2,018	$ 31	$ 330	$ 4,617	$ 6,810	$ 3,114	$ 4,470
Net realized gain (loss) on investments	(1,286)	(1,669)	(247)	(425)	1,643	2,493	(5,009)	1,750
Unrealized appreciation (depreciation)	(8,945)	(3,847)	(3,255)	(3,411)	(2,915)	(12,270)	10,491	(51,844)
Net increase (decrease) in net assets from operations	(7,924)	(3,498)	(3,471)	(3,506)	3,345	(2,967)	8,596	(45,624)
Contract Transactions:
Payments received from contract owners	2,420	6,611	672	2,368	14,006	30,303	4,184	13,927
Transfers between sub-accounts and the fixed account, net	(12,772)	(16,413)	(418)	2,529	(19,658)	(18,187)	(55,529)	(221,065)
Contract benefits	(352)	(577)	(22)	(14)	(520)	(1,725)	(649)	(728)
Contract terminations	(4,035)	(4,082)	(456)	(772)	(38,659)	(40,650)	(13,658)	(22,025)
Contract maintenance charges	(6)	(9)	0	0	(6)	(5)	(4)	(6)
Other transfers (to) from FILI, net	17	(11)	1	0	5	14	38	19
Net increase (decrease) in net assets from contract transactions	(14,728)	(14,481)	(223)	4,111	(44,832)	(30,250)	(65,618)	(229,878)
Total increase (decrease) in net assets	(22,652)	(17,979)	(3,694)	605	(41,487)	(33,217)	(57,022)	(275,502)
Net Assets:
Beginning of period	153,571	171,550	17,782	17,177	540,925	574,142	294,496	569,998
End of period	$ 130,919	$ 153,571	$ 14,088	$ 17,782	$ 499,438	$ 540,925	$ 237,474	$ 294,496
(In thousands)	Subaccounts Investing In:
	PVIT - Total Return		Blackrock - Global Allocation V.I. (a)		FTVIP - Templeton Global Bond (b)		FTVIP - Franklin U.S. Gov't Securities (b)
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 11,826	$ 15,697	$ 3,632	$ 1,317	$ 6,552	$ 4,921	$ 708	$ 1,092
Net realized gain (loss) on investments	(882)	7,578	17,673	6,512	136	2,322	(6)	(841)
Unrealized appreciation (depreciation)	13,838	(44,376)	(18,361)	5,632	(5,049)	(6,697)	230	(1,414)
Net increase (decrease) in net assets from operations	24,782	(21,101)	2,944	13,461	1,639	546	932	(1,163)
Contract Transactions:
Payments received from contract owners	12,866	43,333	16,811	17,524	9,904	19,288	2,170	3,648
Transfers between sub-accounts and the fixed account, net	(113,785)	(182,076)	26,198	81,678	22,107	51,388	11,381	(20,677)
Contract benefits	(1,406)	(1,583)	(232)	(115)	(133)	(46)	(26)	(116)
Contract terminations	(33,544)	(44,768)	(5,433)	(2,978)	(3,662)	(3,753)	(2,080)	(2,254)
Contract maintenance charges	(6)	(9)	(2)	(1)	(1)	(1)	0	0
Other transfers (to) from FILI, net	9	19	16	15	9	1	1	0
Net increase (decrease) in net assets from contract transactions	(135,866)	(185,084)	37,358	96,123	28,224	66,877	11,446	(19,399)
Total increase (decrease) in net assets	(111,084)	(206,185)	40,302	109,584	29,863	67,423	12,378	(20,562)
Net Assets:
Beginning of period	671,285	877,470	155,346	45,762	124,637	57,214	27,275	47,837
End of period	$ 560,201	$ 671,285	$ 195,648	$ 155,346	$ 154,500	$ 124,637	$ 39,653	$ 27,275

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements Report of Independent Registered Public Accounting Firm

Notes to Financial Statements

Fidelity Investments Variable Annuity Account I

1. Organization

Fidelity Investments Variable Annuity Account I (the "Account"), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Fidelity Investments Life Insurance Company ("FILI"), a wholly-owned subsidiary of FMR LLC, on July 22, 1987 and exists in accordance with the regulations of the State of Utah Insurance Department. The Account is a funding vehicle of individual Fidelity Retirement Reserves, Fidelity Personal Retirement, Fidelity Growth and Guaranteed Income, Fidelity Income Advantage and Fidelity Freedom Lifetime Income variable annuity contracts. Fidelity Retirement Reserves, Fidelity Growth and Guaranteed Income, which offered a guaranteed minimum withdrawal benefit, and Fidelity Income Advantage were closed to new business. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of FILI. The Account cannot be charged with liabilities arising out of any other business of FILI.

Each subaccount invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

Fund Groups
Fidelity Variable Insurance Product Funds ("VIP")
Fidelity Variable Insurance Product Funds ("Investor Class") ("VIP - Investor Class")
The Universal Institutional Funds ("UIF")
Wells Fargo Advantage Variable Trust Funds ("WFAF")
Lazard Retirement Series, Inc. ("Lazard")
PIMCO Variable Insurance Trust Funds ("PVIT")
Invesco Advisers, Inc. ("Invesco")
Franklin Templeton Variable Insurance Products Trust Funds ("FTVIP")
Blackrock Variable Series Funds ("Blackrock")

During 2014 the following underlying funds were added and commenced operations effective April 30, 2014:

VIP - Floating Rate High Income
VIP - Floating Rate High Income Investor Class

During 2014, the following underlying funds were renamed:

Old Name	New Name
FTVIP Global Bond Securities	Templeton Global Bond VIP Fund
FTVIP U.S. Government	Franklin U.S. Government Securities VIP Fund

As of December 31, 2014, the net assets and units of Fidelity Retirement Reserve contracts that have annuitized were $103,469,000 and 3,200,000 respectively.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification ("the Codification") as the source of authoritative GAAP. All guidance contained in the Codification carries an equal level of authority.

Investments

Investments are made by the subaccounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Receivable from/Payable to FILI

Receivable from/payable to FILI represents adjustments for contract guarantees which are the responsibility of FILI.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

2. Significant Accounting Policies - continued

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("the Code").

Under the current provisions of the Code, FILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. FILI incurs federal income taxes on the difference between the financial statement carrying value of reserves for contracts in the income stage and those reserves held for federal income tax purposes. The tax effect of this temporary difference is expected to be recovered by FILI when the difference reverses. As such, no charge is being made currently to the Account for federal income taxes. FILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the Code, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the Code. FILI believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Estimates

The preparation of the Financial Statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Fair Value Measurements

The Financial Accounting Standards Board issued guidance on fair value measurements that establishes a framework for measuring fair value under U.S. GAAP and disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable market price existed (an exit price). In addition, the guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

The Account carries investments which are made by the subaccounts in their corresponding mutual funds at fair value in the financial statements. The mutual funds are valued at the reported net asset values of such portfolios. The Account categorized the financial assets carried at fair value in the Statement of Assets and Liabilities based upon the guidance's three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. The assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market (e.g., active exchange-traded equities).

•Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect judgments about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

All subaccounts are invested in mutual funds whose value is based on the underlying net asset value of those funds. Open ended mutual funds in the subaccounts produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1. There were no transfers between Level 1 and Level 2 during 2014 or 2013. The Account had no Level 3 activity during 2014 and 2013.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

3. Expenses and Related Party Transactions

FILI deducts a daily charge, through a reduction in unit values, from the net assets of the Account for the assumption of mortality and expense risks and for administrative charges. FILI also deducts an annual maintenance charge, through a redemption of units, for the Fidelity Retirement Reserves. The maintenance charge, which is waived on certain contracts, is recorded as a contract transaction in the accompanying Statement of Changes in Net Assets.

FILI previously offered Fidelity Retirement Reserves contract holders the opportunity to elect a death benefit rider. The rider allowed the contract holder to lock in their death benefit at the highest contract value at any contract anniversary date before the annuitant reached age 80. Effective January 1, 2003, the rider was no longer available to new contracts. For those contract holders who had elected the rider, FILI continues to deduct a quarterly charge, through a redemption of units. There will be no charges made once the annuitants reach their 85th birthday. The death benefit rider is recorded as a contract transaction in the accompanying Statement of Changes in Net Assets.

Effective September 7, 2010, the annual mortality and expense and administrative charge for certain contract holders in Fidelity Personal Retirement is .20% and .05%, respectively. In addition, certain Fidelity Personal Retirement contract holders are eligible for a lower annual mortality and expense and administrative charge of .05% and .05%, respectively, with an initial purchase or contract value of $1 million or greater. The total return shown for this product in Footnote 6 is for the period from September 7, 2010 to December 31, 2010.

Effective January 1, 2009 through September 6, 2010, the annual mortality and expense and administrative charges for new contract holders in Fidelity Personal Retirement was .25% and .10%, respectively. The annual mortality and expense and administrative charge for contract holders in Fidelity Personal Retirement prior to January 1, 2009 was .20% and .05%, respectively.

Effective January 1, 2009, the annual mortality and expense and administrative charges for new contract holders in Fidelity Growth and Guaranteed Income is 1.00% and .25%, respectively for single annuitants and 1.15% and .25%, respectively for joint annuitants. The annual mortality and expense and administrative charge for contract holders in Fidelity Growth and Guaranteed Income prior to January 1, 2009 is .85% and .25%, respectively for single annuitants and 1.00% and .25%, respectively for joint annuitants.

The annual rates of mortality and expense risk fees, administrative expense fees, death benefit fees, and the maximum dollar amount of the contract fee for the year ended are displayed in the table below.

	Fidelity Retirement Reserves	Fidelity Income Advantage	Fidelity Personal Retirement	Fidelity Freedom Lifetime Income	Fidelity Growth and Guaranteed Income
Variable Account Deductions:
Mortality and Expense Risk (Annual Rate)	0.75%	0.75%	0.05%-0.20%	0.50%	0.85%-1.15%
Administrative Expense (Annual Rate)	0.05%	0.25%	0.05%	0.10%	0.25%

Contract Deductions:
Death Benefit Fees (Annual Rate)	0.20%	-	-	-	-
Annual Maintenance Charge (Maximum)	$30	-	-	-	-

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

3. Expenses and Related Party Transactions - continued

The following Underlying Funds impose a 1.0% redemption fee for interests held for less than 60 days:

VIP - Overseas, Class R	VIP - Consumer Discretionary
VIP - Overseas, Class R Investor Class	VIP - Consumer Discretionary Investor Class
VIP - Utilities	VIP - International Capital Appreciation, Class R
VIP - Utilities Investor Class	VIP - International Capital Appreciation, Class R Investor Class
VIP - Technology	VIP - Consumer Staples
VIP - Technology Investor Class	VIP - Consumer Staples Investor Class
VIP - Energy	VIP - Materials
VIP - Energy Investor Class	VIP - Materials Investor Class
VIP - Health Care	VIP - Telecommunications
VIP - Health Care Investor Class	VIP - Telecommunications Investor Class
VIP - Financial Services	VIP - Emerging Markets
VIP - Financial Services Investor Class	VIP - Emerging Markets Investor Class
VIP - Industrials
VIP - Industrials Investor Class

FILI collects these fees on behalf of these VIP portfolios through a redemption of units, but the fees are retained by the portfolios, not by FILI, and are part of the portfolios' assets. The redemption fee is recorded as a contract transaction in the accompanying Statement of Changes in Net Assets.

FILI charges an amount equal to the state premium taxes it pays, ranging from 0-3.5%, pursuant to provisions in the contracts it issues.

The disclosures above include charges currently assessed to the contract holder. There are certain other additional charges, such as exchange charges and other taxes, which may be assessed in accordance with the terms of the contract in future periods.

The contracts are distributed through Fidelity Brokerage Services LLC ("FBS"), Fidelity Insurance Agency, Inc. ("FIA"), and Fidelity Investments Institutional Services Company, Inc. ("FIIS"), all of which are affiliated with FMR LLC. FBS, FIA, and FIIS are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company, Inc. ("FIIOC"), an affiliate of FMR LLC, is the transfer and shareholder servicing agent for the VIP portfolios.

Management fees are paid by certain funds to Fidelity Management & Research Company, an affiliate of FMR LLC, in its capacity as advisor to the VIP mutual fund portfolios. The total management fees, as a percentage of a fund's average net assets, for the year ended December 31, 2014 were 0.045% to 0.80% depending on the fund.

4. Investments

Purchases and Sales

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the year ended
December 31, 2014:

	Purchases (000s)	Sales (000s)
VIP - Money Market	$ 72,046	$ 123,142
VIP - Money Market Investor Class	597,136	662,581
VIP - High Income	12,442	25,135
VIP - High Income Investor Class	137,101	152,066
VIP - Equity-Income	20,792	57,081
VIP - Equity-Income Investor Class	53,857	41,133
VIP - Growth	5,225	44,373
VIP - Growth Investor Class	60,201	33,668
VIP - Overseas	954	8,345
VIP - Overseas, Class R	3,618	8,933
VIP - Overseas, Class R Investor Class	28,443	30,104
VIP - Investment Grade Bond	13,568	32,634
VIP - Investment Grade Bond Investor Class	158,867	53,283
VIP - Asset Manager	18,230	30,767
VIP - Asset Manager Investor Class	55,688	16,838
VIP - Index 500	326,475	124,026
VIP - Asset Manager: Growth	3,511	9,963

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

4. Investments - continued

Purchases and Sales - continued

	Purchases (000s)	Sales (000s)
VIP - Asset Manager: Growth Investor Class	$ 34,731	$ 9,844
VIP - Contrafund	32,344	100,621
VIP - Contrafund Investor Class	139,981	65,301
VIP - Balanced	34,261	17,480
VIP - Balanced Investor Class	452,081	139,847
VIP - Dynamic Capital Appreciation	10,615	8,920
VIP - Dynamic Capital Appreciation Investor Class	55,887	30,468
VIP - Growth & Income	9,077	16,861
VIP - Growth & Income Investor Class	59,893	20,948
VIP - Growth Opportunities	4,892	18,684
VIP - Growth Opportunities Investor Class	40,295	39,514
VIP - Mid Cap	12,687	48,958
VIP - Mid Cap Investor Class	60,992	47,510
VIP - Value Strategies	1,512	15,919
VIP - Value Strategies Investor Class	12,817	23,807
VIP - Utilities	13,460	7,362
VIP - Utilities Investor Class	53,038	20,080
VIP - Technology	22,125	12,787
VIP - Technology Investor Class	84,189	24,355
VIP - Energy	18,308	27,041
VIP - Energy Investor Class	55,761	42,030
VIP - Health Care	67,813	39,667
VIP - Health Care Investor Class	239,417	64,548
VIP - Financial Services	4,104	9,451
VIP - Financial Services Investor Class	36,138	20,106
VIP - Industrials	6,499	15,730
VIP - Industrials Investor Class	27,462	38,410
VIP - Consumer Discretionary	4,593	14,267
VIP - Consumer Discretionary Investor Class	27,040	47,580
VIP - Real Estate	15,890	10,121
VIP - Real Estate Investor Class	70,118	24,397
VIP - Strategic Income	8,723	20,070
VIP - Strategic Income Investor Class	147,807	100,812
VIP - Growth Strategies	2,065	2,327
VIP - Growth Strategies Investor Class	14,445	5,689
VIP - International Capital Appreciation, Class R	3,592	3,980
VIP - International Capital Appreciation, Class R Investor Class	34,922	15,541
VIP - Value Leaders	1,800	2,711
VIP - Value Leaders Investor Class	6,327	6,301
VIP - Value	7,760	5,452
VIP - Value Investor Class	45,267	16,193
VIP - Growth Stock	7,518	3,851
VIP - Growth Stock Investor Class	42,583	16,215
VIP - Freedom Income	3,724	3,128
VIP - Freedom Income Investor Class	19,951	14,608
VIP - Freedom 2005	1,171	554
VIP - Freedom 2005 Investor Class	8,458	5,035
VIP - Freedom 2010	1,950	3,104
VIP - Freedom 2010 Investor Class	12,411	12,806
VIP - Freedom 2015	3,514	4,038
VIP - Freedom 2015 Investor Class	18,035	14,941

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

4. Investments - continued

Purchases and Sales - continued

	Purchases (000s)	Sales (000s)
VIP - Freedom 2020	$ 5,778	$ 6,434
VIP - Freedom 2020 Investor Class	43,416	16,403
VIP - Freedom 2025	2,585	2,733
VIP - Freedom 2025 Investor Class	34,940	13,820
VIP - Freedom 2030	2,932	2,811
VIP - Freedom 2030 Investor Class	29,287	12,245
VIP - Freedom Lifetime Income I	2,768	1,098
VIP - Freedom Lifetime Income II	7,624	1,985
VIP - Freedom Lifetime Income III	6,118	2,410
VIP - Disciplined Small Cap	7,633	16,661
VIP - Disciplined Small Cap Investor Class	48,245	53,565
VIP - FundsManager 20%	125,363	71,957
VIP - FundsManager 50%	214,748	107,469
VIP - FundsManager 60%	265,280	161,840
VIP - FundsManager 70%	188,160	66,028
VIP - FundsManager 85%	76,664	39,688
VIP - Consumer Staples	4,092	8,254
VIP - Consumer Staples Investor Class	35,937	28,759
VIP - Materials	3,514	6,061
VIP - Materials Investor Class	16,592	14,910
VIP - Telecommunications	1,302	2,289
VIP - Telecommunications Investor Class	7,917	8,987
VIP - Emerging Markets	2,538	4,060
VIP - Emerging Markets Investor Class	9,475	9,087
VIP - Floating Rate High Income (a)	3,307	1,855
VIP - Floating Rate High Income Investor Class (a)	88,892	17,577
UIF - Emerging Markets Equity	6,689	22,027
UIF - Emerging Markets Debt	27,119	42,989
UIF - Global Tactical Asset Allocation	18,785	11,691
Invesco - Van Kampen Global Core Equity	5,608	7,414
WFAF - Advantage VT Discovery	4,049	4,141
WFAF - Advantage VT Opportunity	44	1,931
Lazard - Retirement Emerging Markets	28,968	40,083
PVIT - Commodity Real Return	10,618	10,810
PVIT - Low Duration	81,142	121,356
PVIT - Real Return	18,206	80,708
PVIT - Total Return	46,742	170,784
Blackrock - Global Allocation V.I.	81,487	25,454
FTVIP - Templeton Global Bond (b)	58,378	23,601
FTVIP - Franklin U.S. Gov't Securities (b)	22,229	10,074

Shares, Aggregate Cost and Net Asset Value

The following table shows the number of shares owned, aggregate cost and net asset value per share of each portfolio at
December 31, 2014:

	Number of Shares (000s)	Aggregate Cost (000s)	Net Asset Value Per Share
VIP - Money Market	275,178	$ 275,178	$ 1.00
VIP - Money Market Investor Class	847,549	847,549	1.00
VIP - High Income	19,914	235,109	5.52
VIP - High Income Investor Class	68,735	414,432	5.50
VIP - Equity-Income	18,682	470,684	24.27
VIP - Equity-Income Investor Class	12,130	295,067	24.18
VIP - Growth	6,840	353,330	63.48
VIP - Growth Investor Class	3,006	151,530	63.30

(a) New Fund. See Note 1.

(b) Fund Name Change. See Note 1.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

4. Investments - continued

Shares, Aggregate Cost and Net Asset Value - continued

	Number of Shares (000s)	Aggregate Cost (000s)	Net Asset Value Per Share
VIP - Overseas	3,464	$ 87,913	$ 18.70
VIP - Overseas, Class R	1,928	46,363	18.65
VIP - Overseas, Class R Investor Class	8,575	182,775	18.64
VIP - Investment Grade Bond	18,435	247,531	12.79
VIP - Investment Grade Bond Investor Class	39,580	519,269	12.75
VIP - Asset Manager	14,845	250,293	17.15
VIP - Asset Manager Investor Class	9,298	150,271	17.07
VIP - Index 500	7,349	1,231,355	208.12
VIP - Asset Manager: Growth	4,405	73,278	19.15
VIP - Asset Manager: Growth Investor Class	4,253	73,656	19.06
VIP - Contrafund	26,307	763,798	37.36
VIP - Contrafund Investor Class	28,025	856,211	37.21
VIP - Balanced	9,540	153,817	16.93
VIP - Balanced Investor Class	113,420	1,756,074	16.82
VIP - Dynamic Capital Appreciation	2,621	30,817	13.56
VIP - Dynamic Capital Appreciation Investor Class	9,554	116,423	13.54
VIP - Growth & Income	6,568	110,697	20.78
VIP - Growth & Income Investor Class	8,160	147,628	20.71
VIP - Growth Opportunities	2,342	55,439	33.51
VIP - Growth Opportunities Investor Class	3,823	103,042	33.37
VIP - Mid Cap	9,687	320,482	37.68
VIP - Mid Cap Investor Class	11,793	408,015	37.53
VIP - Value Strategies	3,267	45,179	15.19
VIP - Value Strategies Investor Class	5,286	71,124	15.12
VIP - Utilities	2,141	30,410	15.62
VIP - Utilities Investor Class	5,648	81,924	15.54
VIP - Technology	5,172	61,134	11.83
VIP - Technology Investor Class	13,979	163,635	11.73
VIP - Energy	3,186	85,137	20.45
VIP - Energy Investor Class	4,521	117,040	20.42
VIP - Health Care	7,629	156,334	27.70
VIP - Health Care Investor Class	22,187	472,566	27.52
VIP - Financial Services	2,096	27,058	10.23
VIP - Financial Services Investor Class	7,457	72,687	10.19
VIP - Industrials	1,860	36,463	22.92
VIP - Industrials Investor Class	4,784	97,394	22.82
VIP - Consumer Discretionary	1,016	17,630	19.01
VIP - Consumer Discretionary Investor Class	4,173	72,947	18.97
VIP - Real Estate	2,830	65,793	19.73
VIP - Real Estate Investor Class	10,168	195,843	19.64
VIP - Strategic Income	8,085	93,720	11.12
VIP - Strategic Income Investor Class	82,262	956,809	11.09
VIP - Growth Strategies	531	6,473	14.24
VIP - Growth Strategies Investor Class	1,864	23,439	14.11
VIP - International Capital Appreciation, Class R	1,245	16,981	13.01
VIP - International Capital Appreciation, Class R Investor Class	7,913	97,844	12.91
VIP - Value Leaders	495	7,625	15.46
VIP - Value Leaders Investor Class	1,275	18,916	15.41
VIP - Value	1,378	20,890	16.04
VIP - Value Investor Class	6,158	93,458	16.02

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

4. Investments - continued

Shares, Aggregate Cost and Net Asset Value - continued

	Number of Shares (000s)	Aggregate Cost (000s)	Net Asset Value Per Share
VIP - Growth Stock	991	$ 18,172	$ 19.92
VIP - Growth Stock Investor Class	5,213	95,801	19.74
VIP - Freedom Income	1,153	12,745	11.03
VIP - Freedom Income Investor Class	5,585	61,257	11.11
VIP - Freedom 2005	632	7,457	11.56
VIP - Freedom 2005 Investor Class	1,796	20,051	11.05
VIP - Freedom 2010	1,128	13,652	12.45
VIP - Freedom 2010 Investor Class	4,756	54,483	11.77
VIP - Freedom 2015	2,402	29,334	12.58
VIP - Freedom 2015 Investor Class	8,012	89,598	11.63
VIP - Freedom 2020	2,284	28,338	12.77
VIP - Freedom 2020 Investor Class	14,761	164,796	11.63
VIP - Freedom 2025	1,239	15,701	13.16
VIP - Freedom 2025 Investor Class	10,502	119,941	12.35
VIP - Freedom 2030	1,339	17,464	13.01
VIP - Freedom 2030 Investor Class	10,151	113,601	11.97
VIP - Freedom Lifetime Income I	1,130	12,282	11.01
VIP - Freedom Lifetime Income II	2,445	27,862	11.76
VIP - Freedom Lifetime Income III	1,291	15,026	11.91
VIP - Disciplined Small Cap	2,130	30,444	14.94
VIP - Disciplined Small Cap Investor Class	10,691	153,105	14.89
VIP - FundsManager 20%	59,929	664,354	11.50
VIP - FundsManager 50%	97,386	1,069,139	12.38
VIP - FundsManager 60%	140,329	1,405,664	11.97
VIP - FundsManager 70%	75,576	832,062	12.39
VIP - FundsManager 85%	27,694	309,046	12.46
VIP - Consumer Staples	1,172	18,291	18.08
VIP - Consumer Staples Investor Class	8,055	125,678	18.02
VIP - Materials	1,091	15,244	14.84
VIP - Materials Investor Class	3,256	46,562	14.84
VIP - Telecommunications	293	3,227	10.73
VIP - Telecommunications Investor Class	1,327	14,298	10.67
VIP - Emerging Markets	843	8,886	9.11
VIP - Emerging Markets Investor Class	3,032	29,865	9.07
VIP - Floating Rate High Income (a)	143	1,443	9.73
VIP - Floating Rate High Income Investor Class (a)	7,100	71,239	9.73
UIF - Emerging Markets Equity	5,400	119,544	13.98
UIF - Emerging Markets Debt	20,103	182,239	7.95
UIF - Global Tactical Asset Allocation	4,209	54,685	10.28
Invesco - Van Kampen Global Core Equity	2,660	21,405	8.94
WFAF - Advantage VT Discovery	966	30,711	30.71
WFAF - Advantage VT Opportunity	726	20,287	28.86
Lazard - Retirement Emerging Markets	6,632	165,199	19.74
PVIT - Commodity Real Return	2,899	21,540	4.86
PVIT - Low Duration	47,206	502,240	10.58
PVIT - Real Return	18,538	268,864	12.81
PVIT - Total Return	50,018	575,429	11.20
Blackrock - Global Allocation V.I.	12,092	207,263	16.18
FTVIP - Templeton Global Bond (b)	8,588	163,937	17.99
FTVIP - Franklin U.S. Gov't Securities (b)	3,115	41,168	12.73

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2014 and 2013 were as follows:

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2014	2013	2014	2013
VIP - Money Market
Units Issued	8,277	11,027	354	630
Units Redeemed	(10,489)	(12,507)	(441)	(1,100)
Net Increase (Decrease)	(2,212)	(1,480)	(87)	(470)
VIP - High Income
Units Issued	224	363	53	76
Units Redeemed	(512)	(784)	(142)	(277)
Net Increase (Decrease)	(288)	(421)	(89)	(201)
VIP - Equity-Income
Units Issued	100	225	7	29
Units Redeemed	(581)	(734)	(106)	(117)
Net Increase (Decrease)	(481)	(509)	(99)	(88)
VIP - Growth
Units Issued	142	125	19	12
Units Redeemed	(459)	(531)	(61)	(59)
Net Increase (Decrease)	(317)	(406)	(42)	(47)
VIP - Overseas
Units Issued	2	5	0	0
Units Redeemed	(158)	(236)	(15)	(16)
Net Increase (Decrease)	(156)	(231)	(15)	(16)
VIP - Overseas, Class R
Units Issued	290	436	22	59
Units Redeemed	(564)	(633)	(69)	(67)
Net Increase (Decrease)	(274)	(197)	(47)	(8)
VIP - Investment Grade Bond
Units Issued	450	305	40	32
Units Redeemed	(847)	(1,893)	(205)	(277)
Net Increase (Decrease)	(397)	(1,588)	(165)	(245)
VIP - Asset Manager
Units Issued	102	128	6	6
Units Redeemed	(512)	(592)	(110)	(134)
Net Increase (Decrease)	(410)	(464)	(104)	(128)
VIP - Index 500
Units Issued	805	1,062	59	83
Units Redeemed	(1,078)	(1,407)	(147)	(161)
Net Increase (Decrease)	(273)	(345)	(88)	(78)
VIP - Asset Manager: Growth
Units Issued	99	81	6	6
Units Redeemed	(241)	(333)	(59)	(69)
Net Increase (Decrease)	(142)	(252)	(53)	(63)

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2014	2013	2014	2013
VIP - Contrafund
Units Issued	436	619	34	39
Units Redeemed	(1,547)	(2,173)	(198)	(214)
Net Increase (Decrease)	(1,111)	(1,554)	(164)	(175)
VIP - Balanced
Units Issued	708	783	94	157
Units Redeemed	(732)	(816)	(196)	(206)
Net Increase (Decrease)	(24)	(33)	(102)	(49)
VIP - Dynamic Capital Appreciation
Units Issued	493	604	50	115
Units Redeemed	(461)	(452)	(69)	(36)
Net Increase (Decrease)	32	152	(19)	79
VIP - Growth & Income
Units Issued	369	583	69	79
Units Redeemed	(605)	(852)	(136)	(138)
Net Increase (Decrease)	(236)	(269)	(67)	(59)
VIP - Growth Opportunities
Units Issued	349	695	57	154
Units Redeemed	(867)	(1,078)	(153)	(200)
Net Increase (Decrease)	(518)	(383)	(96)	(46)
VIP - Mid Cap
Units Issued	303	680	36	66
Units Redeemed	(1,294)	(1,723)	(222)	(283)
Net Increase (Decrease)	(991)	(1,043)	(186)	(217)
VIP - Value Strategies
Units Issued	109	645	8	138
Units Redeemed	(598)	(956)	(162)	(172)
Net Increase (Decrease)	(489)	(311)	(154)	(34)
VIP - Utilities
Units Issued	665	530	114	64
Units Redeemed	(484)	(743)	(68)	(107)
Net Increase (Decrease)	181	(213)	46	(43)
VIP - Technology
Units Issued	771	657	163	84
Units Redeemed	(778)	(1,259)	(146)	(177)
Net Increase (Decrease)	(7)	(602)	17	(93)
VIP - Energy
Units Issued	704	515	80	28
Units Redeemed	(1,022)	(1,214)	(107)	(115)
Net Increase (Decrease)	(318)	(699)	(27)	(87)

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2014	2013	2014	2013
VIP - Health Care
Units Issued	2,182	3,010	250	296
Units Redeemed	(1,861)	(1,205)	(183)	(146)
Net Increase (Decrease)	321	1,805	67	150
VIP - Financial Services
Units Issued	462	1,564	59	285
Units Redeemed	(820)	(1,339)	(174)	(181)
Net Increase (Decrease)	(358)	225	(115)	104
VIP - Industrials
Units Issued	245	910	21	91
Units Redeemed	(484)	(627)	(75)	(58)
Net Increase (Decrease)	(239)	283	(54)	33
VIP - Consumer Discretionary
Units Issued	241	885	16	185
Units Redeemed	(656)	(356)	(118)	(88)
Net Increase (Decrease)	(415)	529	(102)	97
VIP - Real Estate
Units Issued	498	594	110	39
Units Redeemed	(452)	(1,213)	(77)	(125)
Net Increase (Decrease)	46	(619)	33	(86)
VIP - Strategic Income
Units Issued	610	824	16	43
Units Redeemed	(1,262)	(2,749)	(157)	(303)
Net Increase (Decrease)	(652)	(1,925)	(141)	(260)
VIP - Growth Strategies
Units Issued	118	182	12	35
Units Redeemed	(130)	(120)	(20)	(19)
Net Increase (Decrease)	(12)	62	(8)	16
VIP - International Capital Appreciation, Class R
Units Issued	281	538	18	97
Units Redeemed	(276)	(905)	(47)	(57)
Net Increase (Decrease)	5	(367)	(29)	40
VIP - Value Leaders
Units Issued	113	375	20	149
Units Redeemed	(158)	(279)	(45)	(149)
Net Increase (Decrease)	(45)	96	(25)	0
VIP - Value
Units Issued	439	502	50	100
Units Redeemed	(342)	(310)	(68)	(97)
Net Increase (Decrease)	97	192	(18)	3

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2014	2013	2014	2013
VIP - Growth Stock
Units Issued	309	332	61	36
Units Redeemed	(255)	(275)	(24)	(31)
Net Increase (Decrease)	54	57	37	5
VIP - Freedom Income
Units Issued	268	319	0	0
Units Redeemed	(240)	(338)	0	0
Net Increase (Decrease)	28	(19)	0	0
VIP - Freedom 2005
Units Issued	74	124	0	0
Units Redeemed	(41)	(101)	0	0
Net Increase (Decrease)	33	23	0	0
VIP - Freedom 2010
Units Issued	106	109	0	0
Units Redeemed	(200)	(187)	0	0
Net Increase (Decrease)	(94)	(78)	0	0
VIP - Freedom 2015
Units Issued	196	307	0	0
Units Redeemed	(275)	(418)	0	0
Net Increase (Decrease)	(79)	(111)	0	0
VIP - Freedom 2020
Units Issued	341	477	0	0
Units Redeemed	(424)	(503)	0	0
Net Increase (Decrease)	(83)	(26)	0	0
VIP - Freedom 2025
Units Issued	142	266	0	0
Units Redeemed	(176)	(162)	0	0
Net Increase (Decrease)	(34)	104	0	0
VIP - Freedom 2030
Units Issued	174	201	0	0
Units Redeemed	(196)	(248)	0	0
Net Increase (Decrease)	(22)	(47)	0	0
VIP - Disciplined Small Cap
Units Issued	561	1,798	73	273
Units Redeemed	(1,159)	(871)	(232)	(141)
Net Increase (Decrease)	(598)	927	(159)	132

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2014	2013	2014	2013
VIP - Funds Manager 20%
Units Issued	507	903	11	400
Units Redeemed	(857)	(1,509)	(146)	(235)
Net Increase (Decrease)	(350)	(606)	(135)	165
VIP - Funds Manager 50%
Units Issued	700	998	123	571
Units Redeemed	(1,188)	(1,670)	(549)	(681)
Net Increase (Decrease)	(488)	(672)	(426)	(110)
VIP - Funds Manager 60%
Units Issued	708	798	111	135
Units Redeemed	(706)	(756)	(203)	(271)
Net Increase (Decrease)	2	42	(92)	(136)
VIP - Funds Manager 70%
Units Issued	606	814	74	183
Units Redeemed	(960)	(787)	(274)	(369)
Net Increase (Decrease)	(354)	27	(200)	(186)
VIP - Funds Manager 85%
Units Issued	245	406	58	71
Units Redeemed	(516)	(754)	(137)	(157)
Net Increase (Decrease)	(271)	(348)	(79)	(86)
VIP - Consumer Staples
Units Issued	195	719	32	100
Units Redeemed	(451)	(808)	(73)	(173)
Net Increase (Decrease)	(256)	(89)	(41)	(73)
VIP - Materials
Units Issued	164	254	30	43
Units Redeemed	(329)	(634)	(53)	(119)
Net Increase (Decrease)	(165)	(380)	(23)	(76)
VIP - Telecommunications
Units Issued	98	279	13	115
Units Redeemed	(176)	(335)	(24)	(147)
Net Increase (Decrease)	(78)	(56)	(11)	(32)
VIP - Emerging Markets
Units Issued	376	410	18	36
Units Redeemed	(552)	(543)	(26)	(67)
Net Increase (Decrease)	(176)	(133)	(8)	(31)
VIP - Floating Rate High Income (a)
Units Issued	267	0	73	0
Units Redeemed	(152)	0	(47)	0
Net Increase (Decrease)	115	0	26	0

(a) New Fund. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2014	2013	2014	2013
UIF - Emerging Markets Equity
Units Issued	55	147	7	7
Units Redeemed	(380)	(711)	(33)	(71)
Net Increase (Decrease)	(325)	(564)	(26)	(64)
UIF - Emerging Markets Debt
Units Issued	123	172	5	13
Units Redeemed	(237)	(769)	(26)	(86)
Net Increase (Decrease)	(114)	(597)	(21)	(73)
UIF - Global Tactical Asset Allocation
Units Issued	29	65	2	13
Units Redeemed	(118)	(209)	(31)	(29)
Net Increase (Decrease)	(89)	(144)	(29)	(16)
Invesco - Van Kampen Global Core Equity
Units Issued	33	36	2	3
Units Redeemed	(99)	(103)	(20)	(23)
Net Increase (Decrease)	(66)	(67)	(18)	(20)
WFAF - Advantage VT Discovery
Units Issued	0	1	0	0
Units Redeemed	(97)	(99)	(14)	(14)
Net Increase (Decrease)	(97)	(98)	(14)	(14)
WFAF - Advantage VT Opportunity
Units Issued	1	0	0	0
Units Redeemed	(40)	(57)	(10)	(11)
Net Increase (Decrease)	(39)	(57)	(10)	(11)
Lazard - Retirement Emerging Markets
Units Issued	272	398	28	40
Units Redeemed	(630)	(1,101)	(49)	(108)
Net Increase (Decrease)	(358)	(703)	(21)	(68)

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2014	2013	2014	2013
PVIT - Commodity Real Return (a)
Units Issued	0	0	13	9
Units Redeemed	(18)	(37)	(10)	(23)
Net Increase (Decrease)	(18)	(37)	3	(14)
PVIT - Low Duration
Units Issued	1,199	1,385	40	60
Units Redeemed	(1,380)	(2,399)	(55)	(162)
Net Increase (Decrease)	(181)	(1,014)	(15)	(102)
PVIT - Real Return
Units Issued	183	401	14	22
Units Redeemed	(694)	(2,713)	(47)	(188)
Net Increase (Decrease)	(511)	(2,312)	(33)	(166)
PVIT - Total Return
Units Issued	324	685	9	71
Units Redeemed	(1,043)	(2,174)	(75)	(240)
Net Increase (Decrease)	(719)	(1,489)	(66)	(169)
Blackrock - Global Allocation V.I.
Units Issued	223	590	32	140
Units Redeemed	(158)	(180)	(89)	(13)
Net Increase (Decrease)	65	410	(57)	127
FTVIP - Templeton Global Bond (b)
Units Issued	286	718	27	38
Units Redeemed	(184)	(442)	(6)	(39)
Net Increase (Decrease)	102	276	21	(1)
FTVIP - Franklin U.S. Gov't Securities (b)
Units Issued	234	127	12	10
Units Redeemed	(118)	(318)	(6)	(66)
Net Increase (Decrease)	116	(191)	6	(56)

(b) Fund Name Change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2014	2013	2014	2013
VIP - Money Market Investor Class
Units Issued	203,696	226,509	10,873	3,215
Units Redeemed	(209,859)	(210,570)	(10,672)	(3,216)
Net Increase (Decrease)	(6,163)	15,939	201	(1)
VIP - High Income Investor Class
Units Issued	11,152	14,641	0	0
Units Redeemed	(13,347)	(12,830)	0	0
Net Increase (Decrease)	(2,195)	1,811	0	0
VIP - Equity Income Investor Class
Units Issued	3,959	6,998	0	0
Units Redeemed	(3,906)	(3,752)	0	0
Net Increase (Decrease)	53	3,246	0	0
VIP - Growth Investor Class
Units Issued	4,141	2,576	0	0
Units Redeemed	(2,822)	(2,039)	0	0
Net Increase (Decrease)	1,319	537	0	0
VIP - Overseas, Class R Investor Class
Units Issued	2,899	4,717	0	0
Units Redeemed	(3,128)	(2,419)	0	0
Net Increase (Decrease)	(229)	2,298	0	0
VIP - Investment Grade Bond Investor Class
Units Issued	15,712	7,976	0	0
Units Redeemed	(8,257)	(18,476)	0	0
Net Increase (Decrease)	7,455	(10,500)	0	0
VIP - Asset Manager Investor Class
Units Issued	3,322	1,928	0	0
Units Redeemed	(1,381)	(1,500)	0	0
Net Increase (Decrease)	1,941	428	0	0
VIP - Index 500
Units Issued	23,172	23,592	0	0
Units Redeemed	(12,521)	(10,939)	0	0
Net Increase (Decrease)	10,651	12,653	0	0
VIP - Asset Manager: Growth Investor Class
Units Issued	2,209	1,102	0	0
Units Redeemed	(798)	(338)	0	0
Net Increase (Decrease)	1,411	764	0	0
VIP - Contrafund Investor Class
Units Issued	11,205	14,274	0	0
Units Redeemed	(8,609)	(8,680)	0	0
Net Increase (Decrease)	2,596	5,594	0	0

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2014	2013	2014	2013
VIP - Balanced Investor Class
Units Issued	15,300	15,465	0	0
Units Redeemed	(5,778)	(4,915)	0	0
Net Increase (Decrease)	9,522	10,550	0	0
VIP - Dynamic Capital Appreciation Investor Class
Units Issued	3,369	4,054	0	0
Units Redeemed	(2,391)	(1,589)	0	0
Net Increase (Decrease)	978	2,465	0	0
VIP - Growth & Income Investor Class
Units Issued	3,975	4,872	0	0
Units Redeemed	(2,076)	(2,089)	0	0
Net Increase (Decrease)	1,899	2,783	0	0
VIP - Growth Opportunities Investor Class
Units Issued	2,722	2,999	0	0
Units Redeemed	(2,722)	(2,210)	0	0
Net Increase (Decrease)	0	789	0	0
VIP - Mid Cap Investor Class
Units Issued	5,074	6,219	0	0
Units Redeemed	(4,627)	(3,750)	0	0
Net Increase (Decrease)	447	2,469	0	0
VIP - Value Strategies Investor Class
Units Issued	1,008	3,085	0	0
Units Redeemed	(1,626)	(2,502)	0	0
Net Increase (Decrease)	(618)	583	0	0
VIP - Utilities Investor Class
Units Issued	3,134	2,277	0	0
Units Redeemed	(1,642)	(2,266)	0	0
Net Increase (Decrease)	1,492	11	0	0
VIP - Technology Investor Class
Units Issued	4,125	2,739	0	0
Units Redeemed	(2,251)	(2,549)	0	0
Net Increase (Decrease)	1,874	190	0	0
VIP - Energy Investor Class
Units Issued	4,279	2,018	0	0
Units Redeemed	(3,746)	(2,281)	0	0
Net Increase (Decrease)	533	(263)	0	0
VIP - Health Care Investor Class
Units Issued	9,961	10,825	0	0
Units Redeemed	(5,519)	(3,612)	0	0
Net Increase (Decrease)	4,442	7,213	0	0

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2014	2013	2014	2013
VIP - Financial Services Investor Class
Units Issued	3,395	4,352	0	0
Units Redeemed	(2,378)	(2,945)	0	0
Net Increase (Decrease)	1,017	1,407	0	0
VIP - Industrials Investor Class
Units Issued	1,831	3,861	0	0
Units Redeemed	(2,419)	(1,247)	0	0
Net Increase (Decrease)	(588)	2,614	0	0
VIP - Consumer Discretionary Investor Class
Units Issued	1,686	4,323	0	0
Units Redeemed	(2,882)	(1,354)	0	0
Net Increase (Decrease)	(1,196)	2,969	0	0
VIP - Real Estate Investor Class
Units Issued	4,199	5,315	0	0
Units Redeemed	(2,397)	(4,827)	0	0
Net Increase (Decrease)	1,802	488	0	0
VIP - Strategic Income Investor Class
Units Issued	14,699	16,276	0	0
Units Redeemed	(13,459)	(24,219)	0	0
Net Increase (Decrease)	1,240	(7,943)	0	0
VIP - Growth Strategies Investor Class
Units Issued	867	687	0	0
Units Redeemed	(384)	(305)	0	0
Net Increase (Decrease)	483	382	0	0
VIP - International Capital Appreciation, Class R Investor Class
Units Issued	2,922	3,888	0	0
Units Redeemed	(1,703)	(1,614)	0	0
Net Increase (Decrease)	1,219	2,274	0	0
VIP - Value Leaders Investor Class
Units Issued	492	1,174	0	0
Units Redeemed	(500)	(810)	0	0
Net Increase (Decrease)	(8)	364	0	0
VIP - Value Investor Class
Units Issued	2,841	2,465	0	0
Units Redeemed	(1,476)	(1,102)	0	0
Net Increase (Decrease)	1,365	1,363	0	0
VIP - Growth Stock Investor Class
Units Issued	2,098	2,254	0	0
Units Redeemed	(1,261)	(1,381)	0	0
Net Increase (Decrease)	837	873	0	0

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2014	2013	2014	2013
VIP - Freedom Income Investor Class
Units Issued	1,541	2,941	0	0
Units Redeemed	(1,220)	(1,471)	0	0
Net Increase (Decrease)	321	1,470	0	0
VIP - Freedom 2005 Investor Class
Units Issued	556	600	0	0
Units Redeemed	(351)	(426)	0	0
Net Increase (Decrease)	205	174	0	0
VIP - Freedom 2010 Investor Class
Units Issued	736	859	0	0
Units Redeemed	(894)	(824)	0	0
Net Increase (Decrease)	(158)	35	0	0
VIP - Freedom 2015 Investor Class
Units Issued	1,168	1,603	0	0
Units Redeemed	(1,143)	(1,124)	0	0
Net Increase (Decrease)	25	479	0	0
VIP - Freedom 2020 Investor Class
Units Issued	2,931	2,509	0	0
Units Redeemed	(1,515)	(1,634)	0	0
Net Increase (Decrease)	1,416	875	0	0
VIP - Freedom 2025 Investor Class
Units Issued	2,144	2,476	0	0
Units Redeemed	(1,096)	(889)	0	0
Net Increase (Decrease)	1,048	1,587	0	0
VIP - Freedom 2030 Investor Class
Units Issued	1,795	2,481	0	0
Units Redeemed	(979)	(841)	0	0
Net Increase (Decrease)	816	1,640	0	0
VIP - Freedom Lifetime Income I
Units Issued	0	0	151	98
Units Redeemed	0	0	(68)	(99)
Net Increase (Decrease)	0	0	83	(1)
VIP - Freedom Lifetime Income II
Units Issued	0	0	484	161
Units Redeemed	0	0	(159)	(96)
Net Increase (Decrease)	0	0	325	65
VIP - Freedom Lifetime Income III
Units Issued	0	0	347	189
Units Redeemed	0	0	(157)	(92)
Net Increase (Decrease)	0	0	190	97
VIP - Disciplined Small Cap Investor Class
Units Issued	3,534	7,500	0	0
Units Redeemed	(4,542)	(2,602)	0	0
Net Increase (Decrease)	(1,008)	4,898	0	0

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2014	2013	2014	2013
VIP - FundsManager 20%
Units Issued	12,009	14,748	297	138
Units Redeemed	(8,654)	(13,200)	(94)	(69)
Net Increase (Decrease)	3,355	1,548	203	69
VIP - FundsManager 50%
Units Issued	15,030	19,957	3,012	1,186
Units Redeemed	(10,526)	(9,045)	(262)	(169)
Net Increase (Decrease)	4,504	10,912	2,750	1,017
VIP - FundsManager 60%
Units Issued	13,524	12,880	3,094	1,013
Units Redeemed	(5,667)	(4,467)	(303)	(149)
Net Increase (Decrease)	7,857	8,413	2,791	864
VIP - FundsManager 70%
Units Issued	13,710	14,015	670	145
Units Redeemed	(6,675)	(6,365)	(27)	(11)
Net Increase (Decrease)	7,035	7,650	643	134
VIP - FundsManager 85%
Units Issued	5,001	5,671	456	148
Units Redeemed	(2,916)	(3,106)	(87)	(15)
Net Increase (Decrease)	2,085	2,565	369	133
VIP - Consumer Staples Investor Class
Units Issued	2,219	5,044	0	0
Units Redeemed	(2,247)	(3,461)	0	0
Net Increase (Decrease)	(28)	1,583	0	0
VIP - Materials Investor Class
Units Issued	1,018	1,197	0	0
Units Redeemed	(1,039)	(1,515)	0	0
Net Increase (Decrease)	(21)	(318)	0	0
VIP - Telecommunications Investor Class
Units Issued	596	1,003	0	0
Units Redeemed	(688)	(827)	0	0
Net Increase (Decrease)	(92)	176	0	0
VIP - Emerging Markets Investor Class
Units Issued	1,111	1,313	0	0
Units Redeemed	(1,076)	(1,358)	0	0
Net Increase (Decrease)	35	(45)	0	0
VIP - Floating Rate High Income Investor Class (a)
Units Issued	9,740	0	0	0
Units Redeemed	(2,787)	0	0	0
Net Increase (Decrease)	6,953	0	0	0

(a) New Fund. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2014	2013	2014	2013
UIF - Emerging Markets Equity
Units Issued	622	1,319	0	0
Units Redeemed	(1,038)	(1,638)	0	0
Net Increase (Decrease)	(416)	(319)	0	0
UIF - Emerging Markets Debt
Units Issued	1,633	4,923	0	0
Units Redeemed	(3,108)	(9,305)	0	0
Net Increase (Decrease)	(1,475)	(4,382)	0	0
UIF - Global Tactical Asset Allocation
Units Issued	1,127	677	0	0
Units Redeemed	(739)	(435)	0	0
Net Increase (Decrease)	388	242	0	0
Invesco - Van Kampen Global Core Equity
Units Issued	403	778	0	0
Units Redeemed	(464)	(468)	0	0
Net Increase (Decrease)	(61)	310	0	0
Lazard - Retirement Emerging Markets
Units Issued	2,334	4,334	0	0
Units Redeemed	(2,967)	(4,392)	0	0
Net Increase (Decrease)	(633)	(58)	0	0
PVIT - Commodity Real Return
Units Issued	1,317	1,886	0	0
Units Redeemed	(1,356)	(1,473)	0	0
Net Increase (Decrease)	(39)	413	0	0
PVIT - Low Duration
Units Issued	11,978	20,900	0	0
Units Redeemed	(15,761)	(22,500)	0	0
Net Increase (Decrease)	(3,783)	(1,600)	0	0
PVIT - Real Return
Units Issued	2,211	6,209	0	0
Units Redeemed	(7,064)	(22,546)	0	0
Net Increase (Decrease)	(4,853)	(16,337)	0	0
PVIT - Total Return
Units Issued	7,011	16,502	0	0
Units Redeemed	(17,601)	(30,725)	0	0
Net Increase (Decrease)	(10,590)	(14,223)	0	0
Blackrock - Global Allocation V.I.
Units Issued	6,559	10,565	0	0
Units Redeemed	(3,389)	(2,237)	0	0
Net Increase (Decrease)	3,170	8,328	0	0

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2014	2013	2014	2013
FTVIP - Templeton Global Bond (b)
Units Issued	5,654	10,389	0	0
Units Redeemed	(3,271)	(4,572)	0	0
Net Increase (Decrease)	2,383	5,817	0	0
FTVIP - Franklin U.S. Gov't Securities (b)
Units Issued	2,322	1,382	0	0
Units Redeemed	(1,316)	(3,094)	0	0
Net Increase (Decrease)	1,006	(1,712)	0	0
	Fidelity Growth and Guaranteed Income
(in thousands)	2014	2013
VIP - Money Market Investor Class
Units Issued	867	1,339
Units Redeemed	(999)	(1,202)
Net Increase (Decrease)	(132)	137
VIP - Balanced Investor Class
Units Issued	772	728
Units Redeemed	(6,416)	(7,053)
Net Increase (Decrease)	(5,644)	(6,325)
VIP - Funds Manager 60%
Units Issued	204	176
Units Redeemed	(6,651)	(6,179)
Net Increase (Decrease)	(6,447)	(6,003)

(b) Fund Name Change. See Note 1

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values

A summary of unit values, units outstanding, income and expense ratios, investment income, and total return for each sub account, for each of the five years in the period ended December 31:

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Money Market
2014	13,073	$21.11	$20.45	$ 275,096	0.80%	1.00%	0.01%	(0.79%)	(0.99%)
2013	15,372	$21.27	$20.66	$ 326,278	0.80%	1.00%	0.03%	(0.77%)	(0.97%)
2012	17,322	$21.44	$20.86	$ 370,288	0.80%	1.00%	0.14%	(0.67%)	(0.87%)
2011	22,023	$21.58	$21.04	$ 474,198	0.80%	1.00%	0.11%	(0.69%)	(0.89%)
2010	23,343	$21.73	$21.23	$ 506,091	0.80%	1.00%	0.18%	(0.56%)	(0.76%)
VIP - Money Market Investor Class
2014	78,786	$9.99	$9.30	$ 847,543	0.10%	1.40%	0.01%	(0.09%)	(1.39%)
2013	84,881	$10.00	$9.43	$ 912,990	0.10%	1.40%	0.02%	(0.08%)	(1.38%)
2012	68,806	$10.01	$9.56	$ 747,063	0.10%	1.40%	0.11%	0.01%	(1.29%)
2011	73,170	$10.01	$9.69	$ 797,469	0.10%	1.40%	0.09%	(0.01%)	(1.31%)
2010	66,980	$10.00	$9.82	$ 733,485	0.10%	1.40%	0.15%	0.09%	(1.18%)
VIP - High Income
2014	2,330	$47.51	$46.04	$ 109,907	0.80%	1.00%	5.25%	0.35%	0.14%
2013	2,707	$47.34	$45.97	$ 127,331	0.80%	1.00%	5.40%	5.10%	4.89%
2012	3,329	$45.05	$43.83	$ 148,951	0.80%	1.00%	5.97%	13.31%	13.08%
2011	3,385	$39.76	$38.76	$ 133,678	0.80%	1.00%	6.46%	3.20%	2.99%
2010	3,919	$38.52	$37.63	$ 150,089	0.80%	1.00%	7.46%	12.91%	12.69%
VIP - High Income Investor Class
2014	23,814	$13.37	$21.12	$ 378,042	0.10%	0.25%	5.12%	1.02%	0.87%
2013	26,009	$13.23	$20.93	$ 409,966	0.10%	0.25%	6.13%	5.84%	5.69%
2012	24,198	$12.50	$19.81	$ 365,487	0.10%	0.25%	6.62%	14.15%	13.98%
2011	17,762	$10.95	$17.38	$ 237,550	0.10%	0.25%	6.86%	3.72%	3.56%
2010	15,573	$10.56	$16.78	$ 204,605	0.10%	0.25%	7.29%	5.59%	13.68%
VIP - Equity-Income
2014	4,898	$93.00	$90.11	$ 453,370	0.80%	1.00%	2.77%	7.85%	7.63%
2013	5,477	$86.23	$83.72	$ 470,381	0.80%	1.00%	2.46%	27.12%	26.87%
2012	6,074	$67.83	$65.99	$ 410,401	0.80%	1.00%	3.06%	16.36%	16.13%
2011	6,944	$58.29	$56.83	$ 403,287	0.80%	1.00%	2.41%	0.17%	(0.04%)
2010	7,978	$58.20	$56.85	$ 462,690	0.80%	1.00%	1.77%	14.23%	14.00%
VIP - Equity-Income Investor Class
2014	15,931	$19.16	$28.41	$ 293,306	0.10%	0.25%	2.89%	8.52%	8.36%
2013	15,878	$17.66	$26.22	$ 269,681	0.10%	0.25%	2.79%	27.86%	27.67%
2012	12,632	$12.44	$20.53	$ 167,797	0.10%	0.25%	3.24%	16.97%	16.97%
2011	11,968	$11.79	$17.56	$ 135,566	0.10%	0.25%	2.54%	0.79%	0.64%
2010	11,081	$11.70	$17.44	$ 124,725	0.10%	0.25%	1.76%	16.95%	14.67%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Growth
2014	4,109	$105.99	$102.71	$ 434,211	0.80%	1.00%	0.18%	10.41%	10.18%
2013	4,468	$96.00	$93.21	$ 427,784	0.80%	1.00%	0.29%	35.25%	34.97%
2012	4,921	$70.98	$69.06	$ 348,382	0.80%	1.00%	0.58%	13.77%	13.54%
2011	5,626	$62.39	$60.83	$ 350,138	0.80%	1.00%	0.35%	(0.60%)	(0.80%)
2010	6,390	$62.77	$61.32	$ 400,095	0.80%	1.00%	0.27%	23.18%	22.93%
VIP - Growth Investor Class
2014	9,168	$21.17	$30.65	$ 190,305	0.10%	0.25%	0.13%	11.09%	10.93%
2013	7,849	$19.06	$27.63	$ 146,881	0.10%	0.25%	0.24%	36.08%	35.88%
2012	7,312	$14.00	$20.34	$ 100,821	0.10%	0.25%	0.54%	14.46%	14.29%
2011	7,373	$12.23	$17.79	$ 89,083	0.10%	0.25%	0.29%	0.04%	(0.11%)
2010	6,687	$12.23	$17.81	$ 80,947	0.10%	0.25%	0.22%	22.30%	23.68%
VIP - Overseas
2014	1,494	$43.46	$42.12	$ 64,776	0.80%	1.00%	1.29%	(8.81%)	(9.00%)
2013	1,665	$47.66	$46.28	$ 79,166	0.80%	1.00%	1.34%	29.39%	29.13%
2012	1,912	$36.84	$35.84	$ 70,288	0.80%	1.00%	1.90%	19.77%	19.53%
2011	2,229	$30.76	$29.98	$ 68,423	0.80%	1.00%	1.33%	(17.83%)	(17.99%)
2010	2,551	$37.43	$36.56	$ 95,324	0.80%	1.00%	1.37%	12.21%	11.98%
VIP - Overseas, Class R
2014	2,208	$16.33	$15.98	$ 35,954	0.80%	1.00%	1.27%	(8.83%)	(9.02%)
2013	2,529	$17.91	$17.57	$ 45,199	0.80%	1.00%	1.41%	29.41%	29.15%
2012	2,734	$13.84	$13.60	$ 37,773	0.80%	1.00%	1.88%	19.74%	19.50%
2011	3,316	$11.56	$11.38	$ 38,254	0.80%	1.00%	1.30%	(17.81%)	(17.97%)
2010	4,019	$14.06	$13.88	$ 56,429	0.80%	1.00%	1.35%	12.17%	11.94%
VIP - Overseas, Class R Investor Class
2014	10,964	$14.10	$19.54	$ 159,847	0.10%	0.25%	1.25%	(8.26%)	(8.40%)
2013	11,193	$15.37	$21.33	$ 178,565	0.10%	0.25%	1.55%	30.27%	30.07%
2012	8,895	$11.80	$16.40	$ 109,745	0.10%	0.25%	1.86%	20.51%	20.33%
2011	9,748	$7.79	$13.63	$ 100,387	0.10%	0.25%	1.32%	(17.37%)	(17.49%)
2010	9,530	$11.85	$16.52	$ 119,350	0.10%	0.25%	1.35%	18.49%	12.72%
VIP - Investment Grade Bond
2014	5,811	$40.88	$39.62	$ 235,750	0.80%	1.00%	2.14%	4.98%	4.77%
2013	6,373	$38.94	$37.81	$ 246,448	0.80%	1.00%	2.16%	(2.56%)	(2.76%)
2012	8,206	$39.97	$38.88	$ 326,015	0.80%	1.00%	2.28%	5.05%	4.83%
2011	9,202	$38.05	$37.09	$ 348,146	0.80%	1.00%	3.26%	6.48%	6.26%
2010	10,414	$35.73	$34.91	$ 370,235	0.80%	1.00%	3.31%	6.94%	6.73%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Investment Grade Bond Investor Class
2014	36,661	$11.72	$15.07	$ 504,641	0.10%	0.25%	2.57%	5.72%	5.57%
2013	29,206	$11.09	$14.28	$ 386,682	0.10%	0.25%	2.05%	(1.84%)	(1.99%)
2012	39,706	$11.30	$14.72	$ 537,782	0.10%	0.25%	2.46%	5.70%	5.54%
2011	34,292	$10.69	$13.80	$ 444,312	0.10%	0.25%	3.64%	7.14%	6.98%
2010	31,641	$9.97	$13.04	$ 387,545	0.10%	0.25%	3.33%	(0.26%)	7.45%
VIP - Asset Manager
2014	4,860	$52.66	$51.03	$ 254,609	0.80%	1.00%	1.46%	4.99%	4.77%
2013	5,374	$50.16	$48.70	$ 268,232	0.80%	1.00%	1.55%	14.78%	14.55%
2012	5,966	$43.70	$42.52	$ 259,473	0.80%	1.00%	1.50%	11.58%	11.35%
2011	6,766	$39.17	$38.18	$ 263,731	0.80%	1.00%	1.89%	(3.34%)	(3.53%)
2010	7,598	$40.52	$39.58	$ 306,579	0.80%	1.00%	1.67%	13.35%	13.12%
VIP - Asset Manager Investor Class
2014	9,444	$14.78	$20.90	$ 158,725	0.10%	0.25%	1.61%	5.63%	5.47%
2013	7,503	$13.99	$19.82	$ 120,888	0.10%	0.25%	1.57%	15.51%	15.33%
2012	7,075	$12.11	$17.18	$ 99,436	0.10%	0.25%	1.45%	12.33%	12.16%
2011	7,202	$10.78	$15.32	$ 90,737	0.10%	0.25%	1.99%	7.14%	(2.97%)
2010	6,591	$11.10	$15.79	$ 86,659	0.10%	0.25%	1.84%	10.95%	13.80%
VIP - Index 500
2014	58,635	$20.50	$59.56	$ 1,529,550	0.10%	1.00%	1.82%	13.46%	12.43%
2013	48,345	$18.07	$52.97	$ 1,182,394	0.10%	1.00%	2.10%	32.11%	30.92%
2012	36,115	$13.14	$40.46	$ 741,824	0.10%	1.00%	2.16%	15.80%	14.75%
2011	33,267	$11.81	$35.26	$ 631,447	0.10%	1.00%	1.94%	1.94%	1.02%
2010	33,221	$11.59	$34.90	$ 656,558	0.10%	1.00%	1.93%	15.86%	13.87%
VIP - Asset Manager: Growth
2014	2,426	$34.99	$33.91	$ 84,329	0.80%	1.00%	1.06%	5.03%	4.82%
2013	2,621	$33.32	$32.35	$ 86,824	0.80%	1.00%	1.00%	21.43%	21.19%
2012	2,936	$27.44	$26.69	$ 80,108	0.80%	1.00%	1.40%	14.52%	14.29%
2011	3,298	$23.96	$23.35	$ 78,604	0.80%	1.00%	1.56%	(6.92%)	(7.11%)
2010	3,724	$25.74	$25.14	$ 95,386	0.80%	1.00%	1.15%	15.41%	15.18%
VIP - Asset Manager: Growth Investor Class
2014	4,639	$16.04	$23.40	$ 81,069	0.10%	0.25%	1.24%	5.68%	5.53%
2013	3,228	$15.17	$22.17	$ 53,782	0.10%	0.25%	1.13%	22.18%	22.00%
2012	2,464	$12.42	$18.17	$ 33,901	0.10%	0.25%	1.30%	15.31%	15.13%
2011	2,688	$10.77	$15.79	$ 32,345	0.10%	0.25%	1.65%	(6.37%)	(6.51%)
2010	2,272	$11.50	$16.88	$ 29,732	0.10%	0.25%	1.18%	15.03%	15.88%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Contrafund
2014	13,244	$74.46	$72.16	$ 982,780	0.80%	1.00%	0.94%	11.05%	10.82%
2013	14,519	$67.06	$65.11	$ 970,548	0.80%	1.00%	1.06%	30.24%	29.97%
2012	16,248	$51.49	$50.09	$ 834,104	0.80%	1.00%	1.32%	15.48%	15.25%
2011	18,231	$44.59	$43.47	$ 810,642	0.80%	1.00%	0.97%	(3.30%)	(3.50%)
2010	20,741	$46.11	$45.04	$ 953,950	0.80%	1.00%	1.21%	16.28%	16.05%
VIP - Contrafund Investor Class
2014	49,771	$19.55	$29.87	$ 1,042,796	0.10%	0.25%	0.94%	11.74%	11.57%
2013	47,175	$17.49	$26.77	$ 888,842	0.10%	0.25%	1.09%	31.02%	30.83%
2012	41,581	$13.35	$20.46	$ 601,894	0.10%	0.25%	1.32%	16.22%	16.05%
2011	39,873	$11.49	$17.63	$ 500,602	0.10%	0.25%	0.96%	(2.71%)	(2.86%)
2010	38,064	$11.81	$18.15	$ 495,538	0.10%	0.25%	1.22%	18.09%	16.72%
VIP - Balanced
2014	5,826	$27.96	$27.09	$ 161,491	0.80%	1.00%	1.52%	9.38%	9.16%
2013	5,952	$25.56	$24.82	$ 150,888	0.80%	1.00%	1.57%	18.70%	18.46%
2012	6,034	$21.54	$20.95	$ 128,923	0.80%	1.00%	1.68%	14.14%	13.91%
2011	6,610	$18.87	$18.39	$ 123,829	0.80%	1.00%	1.55%	(4.38%)	(4.58%)
2010	7,501	$19.73	$19.28	$ 147,021	0.80%	1.00%	1.64%	17.13%	16.89%
VIP - Balanced Investor Class
2014	112,351	$16.80	$25.04	$ 1,907,723	0.10%	1.40%	1.50%	10.07%	8.64%
2013	108,473	$15.26	$23.05	$ 1,663,003	0.10%	1.40%	1.56%	19.42%	17.87%
2012	104,248	$12.78	$20.47	$ 1,324,469	0.10%	1.40%	1.66%	14.87%	14.70%
2011	106,462	$11.13	$17.25	$ 1,182,160	0.10%	1.40%	1.58%	(3.81%)	(5.06%)
2010	109,071	$11.57	$18.17	$ 1,261,094	0.10%	1.40%	1.40%	15.66%	16.34%
VIP - Dynamic Capital Appreciation
2014	1,355	$26.34	$25.75	$ 35,546	0.80%	1.00%	0.47%	10.04%	9.82%
2013	1,342	$23.94	$23.44	$ 32,005	0.80%	1.00%	0.40%	37.43%	37.15%
2012	1,111	$17.42	$17.09	$ 19,288	0.80%	1.00%	0.75%	21.74%	21.49%
2011	899	$14.31	$14.07	$ 12,831	0.80%	1.00%	0.23%	(3.46%)	(3.66%)
2010	1,187	$14.82	$14.60	$ 17,557	0.80%	1.00%	0.21%	17.46%	17.22%
VIP - Dynamic Capital Appreciation Investor Class
2014	5,719	$21.36	$33.96	$ 129,355	0.10%	0.25%	0.42%	10.68%	10.51%
2013	4,741	$19.29	$30.73	$ 97,349	0.10%	0.25%	0.40%	38.38%	38.17%
2012	2,276	$13.94	$22.24	$ 34,253	0.10%	0.25%	0.66%	22.39%	22.21%
2011	1,702	$11.39	$18.20	$ 21,200	0.10%	0.25%	0.19%	(2.74%)	(2.89%)
2010	1,763	$11.71	$18.74	$ 22,625	0.10%	0.25%	0.18%	17.14%	17.89%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Growth & Income
2014	4,421	$31.07	$30.11	$ 136,468	0.80%	1.00%	1.73%	9.59%	9.37%
2013	4,724	$28.35	$27.53	$ 133,169	0.80%	1.00%	1.88%	32.50%	32.23%
2012	5,052	$21.40	$20.82	$ 107,512	0.80%	1.00%	2.25%	17.61%	17.37%
2011	5,404	$18.19	$17.74	$ 97,795	0.80%	1.00%	1.73%	0.80%	0.59%
2010	6,222	$18.05	$17.63	$ 111,769	0.80%	1.00%	0.69%	13.95%	13.72%
VIP - Growth & Income Investor Class
2014	8,231	$20.91	$28.72	$ 168,988	0.10%	0.25%	1.97%	10.22%	10.06%
2013	6,332	$18.97	$26.10	$ 118,704	0.10%	0.25%	2.21%	33.38%	33.18%
2012	3,549	$14.22	$19.60	$ 49,888	0.10%	0.25%	2.51%	18.34%	18.16%
2011	2,617	$12.02	$16.58	$ 31,198	0.10%	0.25%	1.80%	1.43%	1.28%
2010	2,266	$11.85	$16.38	$ 26,858	0.10%	0.25%	0.73%	18.49%	14.36%
VIP - Growth Opportunities
2014	3,284	$24.04	$23.29	$ 78,483	0.80%	1.00%	0.21%	11.30%	11.08%
2013	3,898	$21.60	$20.97	$ 83,770	0.80%	1.00%	0.31%	36.80%	36.52%
2012	4,327	$15.79	$15.36	$ 68,001	0.80%	1.00%	0.39%	18.65%	18.41%
2011	4,592	$13.31	$12.97	$ 60,853	0.80%	1.00%	0.17%	1.48%	1.28%
2010	4,664	$13.11	$12.81	$ 60,910	0.80%	1.00%	0.21%	22.75%	22.50%
VIP - Growth Opportunities Investor Class
2014	5,767	$22.92	$38.05	$ 127,583	0.10%	0.25%	0.15%	11.98%	11.81%
2013	5,767	$20.46	$34.03	$ 114,008	0.10%	0.25%	0.28%	37.63%	37.43%
2012	4,978	$14.87	$24.76	$ 71,790	0.10%	0.25%	0.33%	19.42%	19.24%
2011	4,161	$12.45	$20.77	$ 50,498	0.10%	0.25%	0.12%	2.08%	1.93%
2010	2,907	$12.20	$20.37	$ 34,050	0.10%	0.25%	0.17%	21.97%	23.30%
VIP - Mid Cap
2014	9,676	$37.91	$36.81	$ 365,029	0.80%	1.00%	0.25%	5.44%	5.22%
2013	10,853	$35.96	$34.98	$ 388,500	0.80%	1.00%	0.51%	35.14%	34.87%
2012	12,113	$26.61	$25.94	$ 320,946	0.80%	1.00%	0.59%	13.91%	13.68%
2011	14,739	$23.36	$22.82	$ 343,027	0.80%	1.00%	0.24%	(11.33%)	(11.51%)
2010	17,682	$26.34	$25.78	$ 464,251	0.80%	1.00%	0.37%	27.80%	27.55%
2009	18,880	$20.61	$20.21	$ 387,986	0.80%	1.00%	0.69%	38.97%	38.69%
VIP - Mid Cap Investor Class
2014	21,604	$17.13	$30.58	$ 442,609	0.10%	0.25%	0.18%	6.10%	5.94%
2013	21,157	$16.15	$28.86	$ 413,891	0.10%	0.25%	0.48%	35.94%	35.74%
2012	18,688	$11.88	$21.26	$ 274,541	0.10%	0.25%	0.53%	14.63%	14.45%
2011	20,885	$10.36	$18.58	$ 270,193	0.10%	0.25%	0.17%	(10.78%)	(10.92%)
2010	20,912	$11.62	$20.85	$ 306,656	0.10%	0.25%	0.33%	16.16%	28.35%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Value Strategies
2014	2,106	$23.67	$23.14	$ 49,610	0.80%	1.00%	0.95%	5.94%	5.73%
2013	2,749	$22.34	$21.89	$ 61,148	0.80%	1.00%	0.89%	29.45%	29.19%
2012	3,094	$17.26	$16.94	$ 53,219	0.80%	1.00%	0.63%	26.26%	26.00%
2011	3,181	$13.67	$13.45	$ 43,338	0.80%	1.00%	0.96%	(9.54%)	(9.72%)
2010	3,817	$15.11	$14.89	$ 57,532	0.80%	1.00%	0.51%	25.62%	25.37%
VIP - Value Strategies Investor Class
2014	3,991	$19.47	$40.36	$ 79,927	0.10%	0.25%	0.95%	6.56%	6.40%
2013	4,609	$18.28	$37.93	$ 86,833	0.10%	0.25%	0.88%	30.32%	30.12%
2012	4,026	$14.02	$29.15	$ 58,912	0.10%	0.25%	0.59%	27.08%	26.89%
2011	3,595	$11.04	$22.97	$ 41,124	0.10%	0.25%	0.95%	(9.01%)	(9.15%)
2010	3,681	$12.13	$25.29	$ 46,862	0.10%	0.25%	0.44%	21.28%	26.11%
VIP - Utilities
2014	1,509	$22.24	$21.65	$ 33,446	0.80%	1.00%	1.84%	20.80%	20.56%
2013	1,282	$18.41	$17.96	$ 23,539	0.80%	1.00%	2.37%	20.05%	19.81%
2012	1,538	$15.34	$14.99	$ 23,523	0.80%	1.00%	2.45%	6.54%	6.32%
2011	1,859	$14.39	$14.09	$ 26,682	0.80%	1.00%	2.29%	12.30%	12.07%
2010	1,494	$12.82	$12.58	$ 19,116	0.80%	1.00%	2.76%	10.31%	10.09%
VIP - Utilities Investor Class
2014	4,136	$18.66	$23.30	$ 87,778	0.10%	0.25%	1.95%	21.52%	21.34%
2013	2,644	$15.36	$19.20	$ 46,875	0.10%	0.25%	2.37%	20.80%	20.62%
2012	2,633	$12.71	$15.92	$ 38,809	0.10%	0.25%	2.63%	7.25%	7.09%
2011	3,112	$11.85	$14.86	$ 42,820	0.10%	0.25%	2.93%	13.00%	12.83%
2010	1,421	$10.49	$13.17	$ 17,799	0.10%	0.25%	3.06%	4.88%	10.69%
VIP - Technology
2014	2,799	$21.94	$21.35	$ 61,188	0.80%	1.00%	0.10%	11.01%	10.79%
2013	2,789	$19.76	$19.27	$ 54,950	0.80%	1.00%	0.15%	26.79%	26.53%
2012	3,484	$15.59	$15.23	$ 54,149	0.80%	1.00%	-	16.57%	16.34%
2011	4,803	$13.37	$13.09	$ 64,087	0.80%	1.00%	-	(10.50%)	(10.68%)
2010	6,179	$14.94	$14.66	$ 92,109	0.80%	1.00%	-	26.73%	26.47%
VIP - Technology Investor Class
2014	7,247	$18.73	$43.53	$ 163,974	0.10%	0.25%	0.05%	11.75%	11.58%
2013	5,373	$16.76	$39.01	$ 110,744	0.10%	0.25%	0.10%	27.60%	27.41%
2012	5,183	$13.14	$30.62	$ 84,371	0.10%	0.25%	-	17.40%	17.22%
2011	5,008	$11.19	$26.12	$ 70,785	0.10%	0.25%	-	(10.01%)	(10.15%)
2010	5,246	$12.44	$29.07	$ 84,555	0.10%	0.25%	-	24.35%	27.24%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Energy
2014	2,469	$26.47	$25.77	$ 65,148	0.80%	1.00%	0.83%	(13.30%)	(13.47%)
2013	2,814	$30.53	$29.78	$ 85,693	0.80%	1.00%	0.87%	23.49%	23.24%
2012	3,600	$24.73	$24.16	$ 88,786	0.80%	1.00%	0.95%	4.15%	3.94%
2011	4,927	$23.74	$23.25	$ 116,665	0.80%	1.00%	0.98%	(5.75%)	(5.94%)
2010	5,448	$25.19	$24.72	$ 136,935	0.80%	1.00%	0.59%	18.50%	18.26%
VIP - Energy Investor Class
2014	5,935	$14.16	$21.09	$ 92,315	0.10%	0.25%	0.80%	(12.73%)	(12.86%)
2013	5,402	$16.22	$24.21	$ 96,642	0.10%	0.25%	0.88%	24.26%	24.07%
2012	5,665	$13.06	$19.51	$ 82,204	0.10%	0.25%	0.88%	4.81%	4.65%
2011	6,916	$12.46	$18.64	$ 96,552	0.10%	0.25%	0.96%	(5.19%)	(5.33%)
2010	6,428	$13.14	$19.69	$ 95,287	0.10%	0.25%	0.54%	31.39%	18.96%
VIP - Health Care
2014	5,618	$37.74	$36.73	$ 211,292	0.80%	1.00%	-	31.77%	31.50%
2013	5,230	$28.64	$27.93	$ 149,383	0.80%	1.00%	-	54.88%	54.57%
2012	3,275	$18.49	$18.07	$ 60,385	0.80%	1.00%	0.43%	19.84%	19.59%
2011	3,043	$15.43	$15.11	$ 46,834	0.80%	1.00%	-	7.44%	7.23%
2010	2,289	$14.36	$14.09	$ 32,803	0.80%	1.00%	0.17%	16.41%	16.18%
VIP - Health Care Investor Class
2014	17,951	$32.24	$47.29	$ 610,573	0.10%	0.25%	-	32.59%	32.39%
2013	13,509	$24.31	$35.72	$ 348,400	0.10%	0.25%	-	55.85%	55.62%
2012	6,296	$15.60	$22.95	$ 105,308	0.10%	0.25%	0.39%	20.55%	20.37%
2011	4,588	$12.94	$19.07	$ 63,726	0.10%	0.25%	-	8.15%	7.99%
2010	2,177	$11.96	$17.66	$ 28,133	0.10%	0.25%	0.11%	19.65%	16.86%
VIP - Financial Services
2014	1,690	$12.73	$12.39	$ 21,441	0.80%	1.00%	1.08%	9.99%	9.77%
2013	2,162	$11.57	$11.28	$ 24,936	0.80%	1.00%	1.23%	32.79%	32.52%
2012	1,833	$8.71	$8.52	$ 15,938	0.80%	1.00%	1.24%	27.51%	27.25%
2011	1,594	$6.83	$6.69	$ 10,884	0.80%	1.00%	0.40%	(21.10%)	(21.26%)
2010	2,045	$8.66	$8.50	$ 17,678	0.80%	1.00%	0.20%	6.42%	6.21%
VIP - Financial Services Investor Class
2014	5,492	$17.27	$27.12	$ 75,988	0.10%	0.25%	1.28%	10.64%	10.48%
2013	4,475	$15.61	$24.55	$ 54,149	0.10%	0.25%	1.28%	33.60%	33.40%
2012	3,068	$11.68	$18.40	$ 27,690	0.10%	0.25%	1.34%	28.23%	28.04%
2011	1,781	$9.11	$14.37	$ 12,218	0.10%	0.25%	0.29%	(20.55%)	(20.66%)
2010	2,304	$11.47	$18.12	$ 19,588	0.10%	0.25%	0.17%	14.67%	6.90%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Industrials
2014	1,176	$36.41	$35.43	$ 42,638	0.80%	1.00%	0.77%	5.36%	5.14%
2013	1,469	$34.56	$33.70	$ 50,583	0.80%	1.00%	0.88%	38.68%	38.40%
2012	1,153	$24.92	$24.35	$ 28,615	0.80%	1.00%	1.30%	18.86%	18.62%
2011	1,512	$20.96	$20.53	$ 31,582	0.80%	1.00%	0.87%	(5.41%)	(5.60%)
2010	1,804	$22.16	$21.75	$ 39,862	0.80%	1.00%	0.66%	30.04%	29.78%
VIP - Industrials Investor Class
2014	4,503	$20.55	$36.20	$ 109,165	0.10%	0.25%	0.75%	6.05%	5.89%
2013	5,091	$19.37	$34.19	$ 116,944	0.10%	0.25%	1.04%	39.58%	39.37%
2012	2,477	$13.88	$24.53	$ 41,830	0.10%	0.25%	1.24%	19.53%	19.35%
2011	2,836	$11.61	$20.55	$ 40,592	0.10%	0.25%	0.81%	(4.79%)	(4.94%)
2010	2,934	$12.20	$21.62	$ 44,301	0.10%	0.25%	0.66%	21.97%	30.54%
VIP - Consumer Discretionary
2014	817	$23.77	$23.14	$ 19,323	0.80%	1.00%	0.42%	8.76%	8.54%
2013	1,334	$21.86	$21.32	$ 29,023	0.80%	1.00%	0.15%	39.97%	39.69%
2012	708	$15.62	$15.26	$ 11,006	0.80%	1.00%	0.38%	20.69%	20.44%
2011	531	$12.94	$12.67	$ 6,865	0.80%	1.00%	0.50%	(2.53%)	(2.73%)
2010	1,051	$13.28	$13.03	$ 13,914	0.80%	1.00%	0.27%	30.25%	29.98%
VIP - Consumer Discretionary Investor Class
2014	3,414	$22.23	$40.45	$ 79,154	0.10%	0.25%	0.40%	9.47%	9.31%
2013	4,609	$20.30	$37.01	$ 98,967	0.10%	0.25%	0.11%	40.91%	40.70%
2012	1,640	$14.41	$26.30	$ 24,949	0.10%	0.25%	0.34%	21.33%	21.14%
2011	1,069	$11.88	$21.71	$ 13,369	0.10%	0.25%	0.42%	(1.86%)	(2.00%)
2010	1,711	$12.10	$22.16	$ 22,490	0.10%	0.25%	0.18%	21.00%	30.74%
VIP - Real Estate
2014	1,746	$32.07	$31.35	$ 55,826	0.80%	1.00%	1.87%	29.14%	28.88%
2013	1,667	$24.84	$24.33	$ 41,306	0.80%	1.00%	1.46%	1.01%	0.81%
2012	2,372	$24.59	$24.13	$ 58,188	0.80%	1.00%	1.50%	17.62%	17.38%
2011	2,243	$20.91	$20.56	$ 46,797	0.80%	1.00%	1.05%	7.22%	7.01%
2010	2,569	$19.50	$19.21	$ 50,017	0.80%	1.00%	1.41%	29.38%	29.12%
VIP - Real Estate Investor Class
2014	9,620	$18.31	$44.58	$ 199,704	0.10%	0.25%	1.98%	29.89%	29.70%
2013	7,818	$14.10	$34.37	$ 127,117	0.10%	0.25%	1.59%	1.71%	1.55%
2012	7,330	$13.86	$33.85	$ 120,529	0.10%	0.25%	1.59%	18.31%	18.13%
2011	5,319	$11.72	$28.65	$ 74,345	0.10%	0.25%	1.10%	7.93%	7.76%
2010	4,354	$10.86	$26.59	$ 56,952	0.10%	0.25%	1.48%	8.58%	29.84%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Strategic Income
2014	4,970	$18.15	$17.76	$ 89,899	0.80%	1.00%	2.83%	2.77%	2.57%
2013	5,762	$17.66	$17.32	$ 101,470	0.80%	1.00%	3.60%	(0.51%)	(0.71%)
2012	7,947	$17.75	$17.44	$ 140,715	0.80%	1.00%	3.56%	9.61%	9.39%
2011	8,650	$16.19	$15.94	$ 139,754	0.80%	1.00%	4.15%	3.83%	3.62%
2010	8,964	$15.60	$15.39	$ 139,473	0.80%	1.00%	4.11%	8.76%	8.54%
VIP - Strategic Income Investor Class
2014	60,131	$12.25	$17.82	$ 912,285	0.10%	0.25%	3.04%	3.48%	3.33%
2013	58,891	$11.84	$17.25	$ 872,838	0.10%	0.25%	3.81%	0.16%	0.01%
2012	66,834	$11.82	$17.24	$ 1,001,583	0.10%	0.25%	3.87%	10.39%	10.23%
2011	54,717	$10.71	$15.64	$ 754,252	0.10%	0.25%	4.54%	4.45%	4.29%
2010	42,845	$10.25	$15.00	$ 580,146	0.10%	0.25%	4.64%	2.50%	9.28%
VIP - Growth Strategies
2014	415	$18.28	$17.93	$ 7,562	0.80%	1.00%	0.11%	12.67%	12.44%
2013	435	$16.22	$15.95	$ 7,025	0.80%	1.00%	0.02%	36.16%	35.88%
2012	357	$11.92	$11.74	$ 4,251	0.80%	1.00%	-	10.81%	10.58%
2011	422	$10.75	$10.61	$ 4,524	0.80%	1.00%	-	(9.72%)	(9.90%)
2010	564	$11.91	$11.78	$ 6,697	0.80%	1.00%	-	23.97%	23.72%
VIP - Growth Strategies Investor Class
2014	1,388	$19.11	$31.82	$ 26,308	0.10%	0.25%	0.11%	13.48%	13.31%
2013	905	$16.84	$28.08	$ 15,290	0.10%	0.25%	0.01%	36.86%	36.65%
2012	523	$12.31	$20.55	$ 6,514	0.10%	0.25%	-	11.56%	11.39%
2011	589	$11.03	$18.45	$ 6,664	0.10%	0.25%	-	(9.14%)	(9.28%)
2010	668	$12.14	$20.34	$ 8,333	0.10%	0.25%	-	21.40%	24.43%
VIP - International Capital Appreciation, Class R
2014	1,037	$15.66	$15.36	$ 16,199	0.80%	1.00%	0.40%	2.20%	1.99%
2013	1,061	$15.32	$15.06	$ 16,213	0.80%	1.00%	0.68%	20.68%	20.43%
2012	1,388	$12.70	$12.51	$ 17,594	0.80%	1.00%	1.01%	24.89%	24.64%
2011	948	$10.17	$10.03	$ 9,625	0.80%	1.00%	0.84%	(13.27%)	(13.44%)
2010	1,192	$11.72	$11.59	$ 13,958	0.80%	1.00%	1.07%	14.81%	14.58%
VIP - International Capital Appreciation Investor Class
2014	6,282	$16.26	$31.09	$ 102,163	0.10%	0.25%	0.38%	2.80%	2.65%
2013	5,063	$15.82	$30.29	$ 80,713	0.10%	0.25%	0.74%	21.38%	21.20%
2012	2,789	$13.03	$24.99	$ 36,801	0.10%	0.25%	1.15%	25.68%	25.49%
2011	2,160	$10.37	$19.92	$ 22,731	0.10%	0.25%	0.90%	(12.72%)	(12.85%)
2010	2,159	$11.88	$22.85	$ 26,163	0.10%	0.25%	1.14%	18.82%	15.32%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Value Leaders
2014	506	$15.16	$14.87	$ 7,648	0.80%	1.00%	1.18%	12.15%	11.93%
2013	576	$13.52	$13.29	$ 7,765	0.80%	1.00%	0.58%	34.09%	33.82%
2012	480	$10.08	$9.93	$ 4,820	0.80%	1.00%	2.14%	13.08%	12.85%
2011	656	$8.92	$8.80	$ 5,837	0.80%	1.00%	1.24%	(8.73%)	(8.91%)
2010	950	$9.77	$9.66	$ 9,261	0.80%	1.00%	1.20%	9.16%	8.94%
VIP - Value Leaders Investor Class
2014	1,200	$18.15	$26.23	$ 19,647	0.10%	0.25%	1.21%	12.83%	12.66%
2013	1,208	$16.09	$23.28	$ 17,633	0.10%	0.25%	0.60%	34.95%	34.75%
2012	844	$10.02	$17.28	$ 9,074	0.10%	0.25%	2.09%	13.81%	13.63%
2011	1,237	$10.48	$15.20	$ 11,967	0.10%	0.25%	1.37%	(8.19%)	(8.33%)
2010	1,504	$11.41	$16.59	$ 15,574	0.10%	0.25%	1.15%	14.11%	9.73%
VIP - Value
2014	1,221	$18.16	$17.81	$ 22,098	0.80%	1.00%	1.42%	10.52%	10.30%
2013	1,142	$16.43	$16.15	$ 18,690	0.80%	1.00%	1.19%	31.40%	31.13%
2012	947	$12.50	$12.32	$ 11,810	0.80%	1.00%	1.67%	19.93%	19.69%
2011	1,260	$10.43	$10.29	$ 13,110	0.80%	1.00%	0.92%	(3.28%)	(3.48%)
2010	1,649	$10.78	$10.66	$ 17,724	0.80%	1.00%	1.34%	16.88%	16.64%
VIP - Value Investor Class
2014	5,046	$20.16	$35.33	$ 98,656	0.10%	0.25%	1.47%	11.17%	11.00%
2013	3,681	$18.14	$31.83	$ 65,290	0.10%	0.25%	1.32%	32.28%	32.09%
2012	2,318	$13.71	$24.10	$ 31,410	0.10%	0.25%	1.66%	20.71%	20.53%
2011	2,506	$11.36	$19.99	$ 28,158	0.10%	0.25%	0.90%	(2.69%)	(2.84%)
2010	3,046	$11.67	$20.58	$ 34,759	0.10%	0.25%	1.31%	16.72%	17.37%
VIP - Growth Stock
2014	930	$21.29	$20.88	$ 19,736	0.80%	1.00%	0.86%	11.69%	11.46%
2013	839	$19.06	$18.74	$ 15,953	0.80%	1.00%	0.59%	33.80%	33.53%
2012	777	$14.25	$14.03	$ 11,043	0.80%	1.00%	0.85%	17.43%	17.20%
2011	700	$12.13	$11.97	$ 8,485	0.80%	1.00%	-	0.01%	(0.19%)
2010	546	$12.13	$12.00	$ 6,619	0.80%	1.00%	-	19.09%	18.85%
VIP - Growth Stock Investor Class
2014	4,630	$21.55	$35.00	$ 102,903	0.10%	0.25%	0.81%	12.41%	12.24%
2013	3,793	$19.17	$31.18	$ 75,655	0.10%	0.25%	0.58%	34.60%	34.40%
2012	2,920	$14.24	$23.20	$ 43,267	0.10%	0.25%	0.93%	18.27%	18.09%
2011	1,742	$12.04	$19.65	$ 22,177	0.10%	0.25%	-	0.57%	0.42%
2010	1,049	$11.97	$19.56	$ 13,485	0.10%	0.25%	-	19.73%	19.60%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Freedom Income
2014	897	$14.18	$14.18	$ 12,717	0.80%	0.80%	1.53%	2.95%	2.95%
2013	868	$13.78	$13.78	$ 11,966	0.80%	0.80%	1.59%	4.70%	4.70%
2012	887	$13.16	$13.16	$ 11,668	0.80%	0.80%	1.57%	5.67%	5.67%
2011	770	$12.45	$12.45	$ 9,591	0.80%	0.80%	1.75%	0.82%	0.82%
2010	764	$12.35	$12.35	$ 9,435	0.80%	0.80%	1.86%	6.63%	6.63%
VIP - Freedom Income Investor Class
2014	4,441	$12.24	$15.07	$ 62,053	0.10%	0.25%	1.58%	3.70%	3.54%
2013	4,120	$11.80	$14.56	$ 56,010	0.10%	0.25%	1.80%	5.32%	5.16%
2012	2,650	$11.20	$13.84	$ 35,059	0.10%	0.25%	1.61%	6.44%	6.27%
2011	2,276	$10.53	$13.03	$ 28,303	0.10%	0.25%	1.75%	1.44%	1.29%
2010	2,484	$10.38	$12.86	$ 30,246	0.10%	0.25%	1.97%	3.76%	7.16%
VIP - Freedom 2005
2014	480	$15.22	$15.22	$ 7,305	0.80%	0.80%	1.69%	3.46%	3.46%
2013	447	$14.71	$14.71	$ 6,574	0.80%	0.80%	1.69%	8.86%	8.86%
2012	424	$13.51	$13.51	$ 5,723	0.80%	0.80%	1.70%	8.68%	8.68%
2011	397	$12.43	$12.43	$ 4,940	0.80%	0.80%	1.85%	(0.62%)	(0.62%)
2010	421	$12.51	$12.51	$ 5,267	0.80%	0.80%	1.90%	10.45%	10.45%
VIP - Freedom 2005 Investor Class
2014	1,279	$13.48	$18.42	$ 19,848	0.10%	0.25%	1.74%	4.14%	3.99%
2013	1,074	$12.94	$17.71	$ 16,204	0.10%	0.25%	1.68%	9.62%	9.46%
2012	900	$11.81	$16.18	$ 12,341	0.10%	0.25%	1.86%	9.50%	9.33%
2011	673	$10.78	$14.80	$ 8,618	0.10%	0.25%	1.76%	(0.08%)	(0.23%)
2010	703	$10.79	$14.83	$ 8,992	0.10%	0.25%	1.92%	7.91%	11.06%
VIP - Freedom 2010
2014	864	$16.25	$16.25	$ 14,043	0.80%	0.80%	1.59%	3.69%	3.69%
2013	958	$15.67	$15.67	$ 15,005	0.80%	0.80%	1.69%	12.58%	12.58%
2012	1,036	$13.92	$13.92	$ 14,411	0.80%	0.80%	1.86%	10.88%	10.88%
2011	1,196	$12.55	$12.55	$ 15,014	0.80%	0.80%	1.95%	(0.99%)	(0.99%)
2010	1,365	$12.68	$12.68	$ 17,308	0.80%	0.80%	2.12%	12.05%	12.05%
VIP - Freedom 2010 Investor Class
2014	3,359	$14.36	$20.00	$ 55,984	0.10%	0.25%	1.67%	4.46%	4.30%
2013	3,517	$13.75	$19.17	$ 55,875	0.10%	0.25%	1.77%	13.29%	13.12%
2012	3,482	$12.14	$16.95	$ 49,023	0.10%	0.25%	1.87%	11.70%	11.54%
2011	3,649	$10.87	$15.19	$ 46,201	0.10%	0.25%	2.02%	(0.45%)	(0.60%)
2010	3,835	$10.91	$15.29	$ 49,257	0.10%	0.25%	2.20%	9.14%	12.52%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Freedom 2015
2014	1,816	$16.64	$16.64	$ 30,216	0.80%	0.80%	1.63%	3.86%	3.86%
2013	1,895	$16.02	$16.02	$ 30,357	0.80%	0.80%	1.75%	13.50%	13.50%
2012	2,006	$14.11	$14.11	$ 28,314	0.80%	0.80%	2.05%	11.33%	11.33%
2011	2,255	$12.68	$12.68	$ 28,585	0.80%	0.80%	1.99%	(1.15%)	(1.15%)
2010	2,369	$12.82	$12.82	$ 30,377	0.80%	0.80%	2.16%	12.18%	12.18%
VIP - Freedom 2015 Investor Class
2014	5,488	$14.57	$20.54	$ 93,183	0.10%	0.25%	1.66%	4.54%	4.38%
2013	5,463	$13.94	$19.67	$ 88,922	0.10%	0.25%	1.87%	14.24%	14.07%
2012	4,984	$12.20	$17.25	$ 71,657	0.10%	0.25%	2.01%	11.98%	11.82%
2011	4,778	$10.90	$15.42	$ 61,744	0.10%	0.25%	2.08%	(0.43%)	(0.58%)
2010	4,837	$10.94	$15.51	$ 62,259	0.10%	0.25%	2.29%	9.44%	12.70%
VIP - Freedom 2020
2014	1,743	$16.74	$16.74	$ 29,169	0.80%	0.80%	1.58%	3.99%	3.99%
2013	1,826	$16.09	$16.09	$ 29,388	0.80%	0.80%	1.76%	15.09%	15.09%
2012	1,852	$13.98	$13.98	$ 25,900	0.80%	0.80%	2.03%	12.47%	12.47%
2011	1,869	$12.43	$12.43	$ 23,240	0.80%	0.80%	2.08%	(1.82%)	(1.82%)
2010	1,967	$12.66	$12.66	$ 24,908	0.80%	0.80%	2.12%	13.57%	13.57%
VIP - Freedom 2020 Investor Class
2014	10,057	$15.10	$22.12	$ 171,670	0.10%	0.25%	1.74%	4.65%	4.49%
2013	8,641	$14.43	$21.17	$ 142,627	0.10%	0.25%	1.88%	15.85%	15.67%
2012	7,766	$12.46	$18.30	$ 111,109	0.10%	0.25%	2.11%	13.19%	13.01%
2011	7,320	$11.01	$16.19	$ 92,725	0.10%	0.25%	2.21%	(1.21%)	(1.36%)
2010	6,663	$11.14	$16.42	$ 85,916	0.10%	0.25%	2.25%	11.42%	14.10%
VIP - Freedom 2025
2014	927	$17.58	$17.58	$ 16,302	0.80%	0.80%	1.58%	4.22%	4.22%
2013	961	$16.87	$16.87	$ 16,215	0.80%	0.80%	1.96%	18.99%	18.99%
2012	857	$14.18	$14.18	$ 12,151	0.80%	0.80%	1.84%	14.18%	14.18%
2011	909	$12.42	$12.42	$ 11,282	0.80%	0.80%	1.91%	(2.89%)	(2.89%)
2010	1,039	$12.79	$12.79	$ 13,290	0.80%	0.80%	2.22%	14.86%	14.86%
VIP - Freedom 2025 Investor Class
2014	7,242	$15.95	$23.65	$ 129,695	0.10%	0.25%	1.70%	4.94%	4.78%
2013	6,194	$15.20	$22.57	$ 106,760	0.10%	0.25%	2.11%	19.83%	19.65%
2012	4,607	$12.68	$18.86	$ 67,147	0.10%	0.25%	2.30%	14.94%	14.77%
2011	3,774	$11.03	$16.44	$ 48,490	0.10%	0.25%	2.24%	(2.38%)	(2.53%)
2010	3,128	$11.30	$16.86	$ 41,723	0.10%	0.25%	2.26%	13.03%	15.43%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Freedom 2030
2014	1,003	$17.38	$17.38	$ 17,423	0.80%	0.80%	1.58%	4.12%	4.12%
2013	1,025	$16.69	$16.69	$ 17,116	0.80%	0.80%	1.76%	20.69%	20.69%
2012	1,072	$13.83	$13.83	$ 14,829	0.80%	0.80%	2.12%	14.65%	14.65%
2011	1,070	$12.06	$12.06	$ 12,903	0.80%	0.80%	2.05%	(3.37%)	(3.37%)
2010	1,076	$12.48	$12.48	$ 13,427	0.80%	0.80%	2.09%	15.15%	15.15%
VIP - Freedom 2030 Investor Class
2014	6,811	$16.28	$24.56	$ 121,507	0.10%	0.25%	1.57%	4.72%	4.57%
2013	5,995	$15.55	$23.49	$ 102,899	0.10%	0.25%	1.98%	21.60%	21.41%
2012	4,355	$12.78	$19.35	$ 62,374	0.10%	0.25%	2.26%	15.38%	15.21%
2011	3,797	$11.08	$16.79	$ 47,581	0.10%	0.25%	2.17%	(2.87%)	(3.02%)
2010	3,284	$11.41	$17.32	$ 42,626	0.10%	0.25%	2.21%	14.08%	15.75%
VIP - Freedom Lifetime Income I
2014	801	$15.54	$15.54	$ 12,440	0.60%	0.60%	1.91%	4.05%	4.05%
2013	718	$14.93	$14.93	$ 10,717	0.60%	0.60%	1.83%	9.31%	9.31%
2012	719	$13.66	$13.66	$ 9,829	0.60%	0.60%	1.98%	9.76%	9.76%
2011	692	$12.45	$12.45	$ 8,620	0.60%	0.60%	2.31%	(0.12%)	(0.12%)
2010	645	$12.46	$12.46	$ 8,041	0.60%	0.60%	2.40%	11.17%	11.17%
VIP - Freedom Lifetime Income II
2014	1,775	$16.20	$16.20	$ 28,755	0.60%	0.60%	1.97%	4.43%	4.43%
2013	1,450	$15.51	$15.51	$ 22,505	0.60%	0.60%	1.88%	12.08%	12.08%
2012	1,385	$13.84	$13.84	$ 19,164	0.60%	0.60%	2.05%	10.93%	10.93%
2011	1,287	$12.48	$12.48	$ 16,061	0.60%	0.60%	2.34%	(0.35%)	(0.35%)
2010	1,122	$12.52	$12.52	$ 14,047	0.60%	0.60%	2.21%	12.31%	12.31%
VIP - Freedom Lifetime Income III
2014	892	$17.23	$17.23	$ 15,373	0.60%	0.60%	2.03%	4.67%	4.67%
2013	702	$16.46	$16.46	$ 11,559	0.60%	0.60%	1.91%	19.70%	19.70%
2012	605	$13.75	$13.75	$ 8,306	0.60%	0.60%	2.32%	14.50%	14.50%
2011	568	$12.01	$12.01	$ 6,821	0.60%	0.60%	2.14%	(2.95%)	(2.95%)
2010	545	$12.37	$12.37	$ 6,741	0.60%	0.60%	2.07%	15.28%	15.28%
VIP - Disciplined Small Cap
2014	1,981	$16.09	$15.81	$ 31,817	0.80%	1.00%	0.36%	4.44%	4.23%
2013	2,738	$15.41	$15.17	$ 42,103	0.80%	1.00%	0.56%	37.25%	36.97%
2012	1,679	$11.23	$11.08	$ 18,804	0.80%	1.00%	1.94%	18.05%	17.81%
2011	1,923	$9.51	$9.40	$ 18,262	0.80%	1.00%	0.48%	(2.15%)	(2.35%)
2010	1,891	$9.72	$9.63	$ 18,362	0.80%	1.00%	0.38%	24.54%	24.29%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Disciplined Small Cap Investor Class
2014	8,358	$21.03	$31.08	$ 159,191	0.10%	0.25%	0.33%	5.05%	4.89%
2013	9,367	$20.02	$29.63	$ 169,772	0.10%	0.25%	0.56%	38.04%	37.84%
2012	4,469	$14.51	$21.50	$ 59,020	0.10%	0.25%	1.91%	18.84%	18.66%
2011	4,347	$12.21	$18.12	$ 49,155	0.10%	0.25%	0.43%	(1.45%)	(1.59%)
2010	3,960	$12.39	$18.41	$ 45,481	0.10%	0.25%	0.39%	23.85%	25.04%
VIP - FundsManager 20%
2014	50,895	$12.27	$13.15	$ 689,187	0.10%	1.00%	1.31%	4.02%	3.08%
2013	47,822	$11.80	$12.76	$ 626,307	0.10%	1.00%	1.24%	5.52%	4.57%
2012	46,646	$11.18	$12.20	$ 582,542	0.10%	1.00%	1.51%	5.48%	4.52%
2011	39,623	$10.60	$11.67	$ 472,645	0.10%	1.00%	1.85%	2.20%	1.29%
2010	28,911	$10.37	$11.52	$ 341,711	0.10%	1.00%	1.81%	3.72%	6.39%
VIP - FundsManager 50%
2014	79,527	$14.38	$14.21	$ 1,205,623	0.10%	1.00%	1.20%	4.99%	4.05%
2013	73,187	$13.69	$13.65	$ 1,065,142	0.10%	1.00%	1.09%	14.78%	13.75%
2012	62,040	$11.93	$12.00	$ 792,965	0.10%	1.00%	1.31%	10.02%	9.03%
2011	57,896	$10.84	$11.01	$ 677,175	0.10%	1.00%	1.82%	(0.52%)	(1.41%)
2010	50,741	$10.90	$11.17	$ 602,036	0.10%	1.00%	1.77%	8.98%	10.77%
VIP - FundsManager 60%
2014	114,312	$15.12	$19.34	$ 1,679,510	0.10%	1.40%	1.29%	5.30%	3.93%
2013	110,201	$14.36	$18.61	$ 1,554,618	0.10%	1.40%	1.20%	18.50%	16.96%
2012	107,021	$12.12	$19.56	$ 1,285,160	0.10%	1.40%	1.44%	11.49%	10.03%
2011	108,577	$10.87	$14.46	$ 1,179,249	0.10%	1.40%	1.40%	(2.12%)	(3.39%)
2010	105,607	$11.11	$14.97	$ 1,186,470	0.10%	1.40%	1.33%	11.06%	12.03%
VIP - FundsManager 70%
2014	59,100	$15.82	$14.38	$ 936,281	0.10%	1.00%	1.23%	5.05%	4.10%
2013	51,975	$15.05	$13.82	$ 788,692	0.10%	1.00%	1.20%	21.63%	20.54%
2012	44,350	$12.38	$11.46	$ 557,749	0.10%	1.00%	1.57%	13.11%	12.08%
2011	44,286	$10.94	$10.23	$ 494,536	0.10%	1.00%	1.61%	(3.00%)	(3.87%)
2010	41,225	$11.28	$10.64	$ 477,307	0.10%	1.00%	1.47%	12.82%	13.18%
VIP - FundsManager 85%
2014	21,622	$16.70	$14.32	$ 345,076	0.10%	1.00%	1.03%	5.19%	4.24%
2013	19,518	$15.88	$13.73	$ 298,041	0.10%	1.00%	1.01%	27.60%	26.45%
2012	17,254	$12.44	$10.86	$ 206,109	0.10%	1.00%	1.25%	14.00%	12.97%
2011	20,014	$10.92	$9.61	$ 209,791	0.10%	1.00%	1.23%	(5.39%)	(6.24%)
2010	17,973	$11.54	$10.25	$ 198,844	0.10%	1.00%	1.19%	15.37%	15.04%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Consumer Staples
2014	1,053	$20.17	$19.86	$ 21,190	0.80%	1.00%	1.44%	14.74%	14.51%
2013	1,350	$17.58	$17.34	$ 23,705	0.80%	1.00%	1.64%	20.83%	20.58%
2012	1,512	$14.55	$14.38	$ 21,939	0.80%	1.00%	1.73%	14.47%	14.24%
2011	989	$12.71	$12.59	$ 12,555	0.80%	1.00%	1.46%	7.32%	7.10%
2010	649	$11.84	$11.75	$ 7,687	0.80%	1.00%	1.42%	14.30%	14.07%
VIP - Consumer Staples Investor Class
2014	7,003	$19.55	$26.16	$ 145,149	0.10%	0.25%	1.51%	15.40%	15.23%
2013	7,031	$16.94	$22.71	$ 127,120	0.10%	0.25%	1.91%	21.67%	21.48%
2012	5,448	$13.93	$18.69	$ 81,526	0.10%	0.25%	1.93%	15.19%	15.01%
2011	3,126	$12.09	$16.25	$ 40,835	0.10%	0.25%	1.77%	7.97%	7.80%
2010	1,113	$11.20	$15.07	$ 13,672	0.10%	0.25%	1.66%	11.99%	14.73%
VIP - Materials
2014	918	$17.66	$17.39	$ 16,197	0.80%	1.00%	0.89%	(0.43%)	(0.63%)
2013	1,106	$17.74	$17.50	$ 19,601	0.80%	1.00%	0.99%	21.18%	20.93%
2012	1,562	$14.64	$14.47	$ 22,840	0.80%	1.00%	0.83%	19.18%	18.94%
2011	2,063	$12.28	$12.17	$ 25,309	0.80%	1.00%	1.29%	(8.94%)	(9.12%)
2010	3,231	$13.49	$13.39	$ 43,549	0.80%	1.00%	2.42%	27.52%	27.26%
VIP - Materials Investor Class
2014	2,544	$16.99	$37.13	$ 48,315	0.10%	0.25%	0.91%	0.21%	0.06%
2013	2,565	$16.96	$37.11	$ 48,970	0.10%	0.25%	1.01%	21.95%	21.77%
2012	2,883	$13.90	$30.47	$ 45,616	0.10%	0.25%	0.84%	19.95%	19.77%
2011	3,475	$11.59	$25.44	$ 45,823	0.10%	0.25%	1.29%	(8.39%)	(8.53%)
2010	3,577	$12.65	$27.81	$ 51,289	0.10%	0.25%	2.11%	26.52%	28.05%
VIP - Telecommunications
2014	249	$12.65	$12.45	$ 3,146	0.80%	1.00%	3.28%	2.67%	2.46%
2013	338	$12.32	$12.15	$ 4,160	0.80%	1.00%	1.49%	20.31%	20.07%
2012	426	$10.24	$10.12	$ 4,358	0.80%	1.00%	1.63%	19.27%	19.03%
2011	322	$8.58	$8.50	$ 2,767	0.80%	1.00%	1.18%	(2.78%)	(2.98%)
2010	363	$8.83	$8.76	$ 3,204	0.80%	1.00%	1.97%	16.60%	16.37%
VIP - Telecommunications Investor Class
2014	965	$16.80	$31.82	$ 14,160	0.10%	0.25%	3.41%	3.37%	3.25%
2013	1,057	$16.25	$30.82	$ 15,249	0.10%	0.25%	1.88%	21.15%	20.97%
2012	881	$13.41	$25.48	$ 10,711	0.10%	0.25%	1.80%	19.87%	19.69%
2011	554	$11.19	$21.27	$ 5,543	0.10%	0.25%	1.48%	(2.13%)	(2.28%)
2010	473	$11.43	$21.78	$ 5,008	0.10%	0.25%	2.17%	14.32%	17.08%
VIP - Emerging Markets
2014	924	$8.33	$8.22	$ 7,683	0.80%	1.00%	0.31%	0.54%	0.34%
2013	1,108	$8.28	$8.19	$ 9,168	0.80%	1.00%	0.70%	3.12%	2.91%
2012	1,272	$8.03	$7.96	$ 10,208	0.80%	1.00%	0.89%	13.45%	13.22%
2011	1,950	$7.08	$7.03	$ 13,797	0.80%	1.00%	0.81%	(21.72%)	(21.88%)
2010	3,177	$9.04	$9.00	$ 28,716	0.80%	1.00%	0.87%	17.06%	16.83%
VIP - Emerging Markets Investor Class
2014	2,693	$10.99	$22.92	$ 27,501	0.10%	0.25%	0.29%	1.20%	1.05%
2013	2,658	$10.86	$22.68	$ 27,030	0.10%	0.25%	0.67%	3.79%	3.64%
2012	2,703	$10.46	$21.89	$ 27,371	0.10%	0.25%	1.06%	14.03%	13.83%
2011	3,130	$9.18	$19.22	$ 27,571	0.10%	0.25%	0.90%	(21.13%)	(21.25%)
2010	3,638	$11.63	$24.41	$ 40,744	0.10%	0.25%	0.89%	16.34%	17.42%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Floating Rate High Income (a)
2014	141	$9.90	$9.88	$ 1,396	0.80%	1.00%	2.04%	(1.03%)	(1.16%)
VIP - Floating Rate High Income Investor Class (a)
2014	6,953	$9.94	$9.93	$ 69,081	0.10%	0.25%	2.54%	(0.60%)	(0.70%)
UIF - Emerging Markets Equity
2014	4,403	$10.54	$25.22	$ 75,494	0.10%	1.00%	0.38%	(4.58%)	(5.44%)
2013	5,170	$11.05	$26.68	$ 94,831	0.10%	1.00%	1.18%	(1.12%)	(2.01%)
2012	6,117	$11.18	$27.22	$ 118,887	0.10%	1.00%	-	19.83%	18.75%
2011	7,360	$9.33	$22.93	$ 122,690	0.10%	1.00%	0.41%	(18.30%)	(19.03%)
2010	9,841	$11.41	$28.32	$ 203,011	0.10%	1.00%	0.60%	14.14%	17.84%
UIF - Emerging Markets Debt
2014	10,524	$11.68	$29.53	$ 159,823	0.10%	1.00%	5.47%	2.82%	1.90%
2013	12,134	$11.36	$28.98	$ 181,357	0.10%	1.00%	3.95%	(8.84%)	(9.66%)
2012	17,186	$12.46	$32.08	$ 290,698	0.10%	1.00%	2.76%	17.84%	16.78%
2011	11,029	$10.57	$27.47	$ 166,236	0.10%	1.00%	3.56%	6.93%	5.97%
2010	9,201	$9.89	$25.92	$ 139,380	0.10%	1.00%	3.47%	(1.12%)	8.65%
UIF - Global Tactical Asset Allocation
2014	2,975	$14.60	$16.03	$ 43,258	0.10%	1.00%	0.84%	2.05%	1.13%
2013	2,705	$14.31	$15.85	$ 39,365	0.10%	1.00%	0.11%	15.83%	14.79%
2012	2,623	$12.35	$13.81	$ 33,323	0.10%	1.00%	2.07%	13.73%	12.70%
2011	3,069	$10.86	$12.25	$ 34,614	0.10%	1.00%	1.30%	(3.77%)	(4.64%)
2010	4,141	$11.29	$12.85	$ 48,648	0.10%	1.00%	2.88%	12.87%	4.63%
Invesco - Van Kampen Global Core Equity
2014	1,662	$14.08	$17.01	$ 23,781	0.10%	1.00%	2.03%	0.59%	(0.32%)
2013	1,807	$13.99	$17.06	$ 25,963	0.10%	1.00%	2.02%	22.38%	21.28%
2012	1,584	$11.44	$14.07	$ 19,490	0.10%	1.00%	2.46%	13.63%	12.61%
2011	1,938	$10.06	$12.49	$ 20,941	0.10%	1.00%	3.37%	(10.97%)	(11.78%)
2010	1,986	$11.30	$14.16	$ 24,894	0.10%	1.00%	1.91%	13.04%	9.84%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
WFAF - Advantage VT Discovery
2014	835	$35.70	$34.59	$ 29,659	0.80%	1.00%	-	(0.45%)	(0.65%)
2013	946	$35.86	$34.82	$ 33,784	0.80%	1.00%	0.01%	42.65%	42.36%
2012	1,058	$25.14	$24.46	$ 26,490	0.80%	1.00%	-	16.79%	16.55%
2011	1,185	$21.52	$20.98	$ 25,412	0.80%	1.00%	-	(0.38%)	(0.58%)
2010	1,361	$21.61	$21.11	$ 29,322	0.80%	1.00%	-	34.46%	34.19%
WFAF - Advantage VT Opportunity
2014	573	$36.73	$35.59	$ 20,946	0.80%	1.00%	0.06%	9.54%	9.32%
2013	622	$33.53	$32.56	$ 20,791	0.80%	1.00%	0.20%	29.63%	29.37%
2012	690	$25.87	$25.17	$ 17,787	0.80%	1.00%	0.10%	14.59%	14.36%
2011	780	$22.57	$22.01	$ 17,523	0.80%	1.00%	0.14%	(6.27%)	(6.46%)
2010	913	$24.08	$23.53	$ 21,916	0.80%	1.00%	0.76%	22.77%	22.52%
CST - U.S. Equity Flex I
2014	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-
2010	1,192	$10.69	$10.44	$ 12,694	0.80%	1.00%	0.15%	13.54%	13.32%
CST - International Equity Flex III
2014	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-
2010	1,913	$11.58	$11.22	$ 21,562	0.10%	1.00%	0.09%	15.75%	11.11%

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
Lazard - Retirement Emerging Markets
2014	9,633	$10.85	$13.89	$ 130,919	0.10%	1.00%	1.89%	(4.48%)	(5.34%)
2013	10,645	$11.36	$14.67	$ 153,571	0.10%	1.00%	1.55%	(1.11%)	(2.00%)
2012	11,474	$11.49	$14.97	$ 171,550	0.10%	1.00%	1.81%	22.22%	21.11%
2011	12,133	$9.40	$12.36	$ 151,788	0.10%	1.00%	2.26%	(17.87%)	(18.61%)
2010	14,464	$11.45	$15.19	$ 224,295	0.10%	1.00%	1.00%	14.45%	21.82%
PVIT- Commodity Real Return
2014	1,991	$7.09	$6.92	$ 14,088	0.10%	1.00%	0.35%	(18.51%)	(19.24%)
2013	2,045	$8.71	$8.57	$ 17,782	0.10%	1.00%	1.87%	(14.79%)	(15.55%)
2012	1,683	$10.22	$10.15	$ 17,177	0.10%	1.00%	2.29%	2.06%	1.37% (c)
PVIT- Low Duration
2014	44,842	$10.82	$10.94	$ 499,438	0.10%	1.00%	1.13%	0.75%	(0.16%)
2013	48,821	$10.74	$10.96	$ 540,925	0.10%	1.00%	1.46%	(0.24%)	(1.13%)
2012	51,537	$10.77	$11.08	$ 574,142	0.10%	1.00%	1.90%	5.75%	4.79%
2011	46,534	$10.18	$10.57	$ 491,312	0.10%	1.00%	1.67%	1.01%	0.10%
2010	37,694	$10.08	$10.56	$ 395,385	0.10%	1.00%	1.55%	0.80%	4.24%
PVIT- Real Return
2014	19,761	$11.33	$12.00	$ 237,474	0.10%	1.00%	1.41%	2.99%	2.06%
2013	25,157	$11.00	$11.76	$ 294,496	0.10%	1.00%	1.28%	(9.31%)	(10.13%)
2012	43,972	$12.13	$13.09	$ 569,998	0.10%	1.00%	1.04%	8.65%	7.66%
2011	33,712	$11.17	$12.16	$ 403,892	0.10%	1.00%	4.87%	11.55%	10.55%
2010	18,731	$10.01	$11.00	$ 202,358	0.10%	1.00%	1.32%	0.10%	7.02%
PVIT- Total Return
2014	45,866	$11.55	$12.07	$ 560,201	0.10%	1.00%	2.15%	4.17%	3.24%
2013	57,241	$11.08	$11.69	$ 671,285	0.10%	1.00%	2.18%	(2.06%)	(2.94%)
2012	73,122	$11.32	$12.04	$ 877,470	0.10%	1.00%	2.56%	9.48%	8.49%
2011	55,249	$10.34	$11.10	$ 607,713	0.10%	1.00%	1.06%	3.50%	2.57%
2010	42,542	$9.99	$10.82	$ 455,439	0.10%	1.00%	2.29%	(0.13%)	7.02%
Blackrock- Global Allocation V.I.
2014	16,541	$11.87	$11.58	$ 195,648	0.10%	1.00%	2.19%	1.86%	0.95%
2013	13,363	$11.65	$11.47	$ 155,346	0.10%	1.00%	1.53%	14.44%	13.41%
2012	4,498	$10.18	$10.11	$ 45,762	0.10%	1.00%	2.55%	2.86%	2.26% (c)

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
FTVIP - Templeton Global Bond (b)
2014	13,903	$11.15	$10.88	$ 154,500	0.10%	1.00%	4.96%	1.73%	0.81%
2013	11,397	$10.96	$10.79	$ 124,637	0.10%	1.00%	5.00%	1.53%	0.61%
2012	5,305	$10.80	$10.72	$ 57,214	0.10%	1.00%	2.54%	7.96%	7.22% (c)
FTVIP - Franklin U.S. Gov't Securities (b)
2014	3,884	$10.25	$9.99	$ 39,653	0.10%	1.00%	2.49%	3.28%	2.35%
2013	2,756	$9.92	$9.76	$ 27,275	0.10%	1.00%	3.10%	(2.34%)	(3.22%)
2012	4,715	$10.16	$10.09	$ 47,837	0.10%	1.00%	1.61%	1.08%	0.49% (c)

(1) These amounts represent annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) The unit value and total return columns labeled "Highest" correspond with the product with the lowest expense ratio. The unit value and total return columns labeled "Lowest" correspond with the product with the highest expense ratio. Please see Footnote 3 for additional information regarding total return.

(a) New Fund. See Note 1

(b) Fund Name Change. See Note 1

(c) These portfolios commenced operations on April 30, 2012.

7. Subsequent Events

The Board of Trustees of the underlying VIP Overseas Class R, VIP International Capital Appreciation Class R and VIP Emerging Markets funds, respectively, approved the elimination of redemption fees on or about April 30, 2015.

The Board of Trustees of the underlying VIP Growth Stock, VIP Growth Strategies, and VIP Value Leaders funds, respectively, approved a plan of reorganization to merge into the VIP Growth Opportunities, VIP Mid Cap, and VIP Value funds, respectively. The reorganization is expected to become effective on or about April 24, 2015.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Fidelity Investments Life Insurance Company and the Contractholders of Fidelity Investments Variable Annuity Account I of Fidelity Investments Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Fidelity Investments Variable Annuity Account I of Fidelity Investments Life Insurance Company at December 31, 2014 the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the fund advisors, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2015

Annual Report

Fidelity Retirement Reserves, Fidelity Income Advantage, Fidelity Personal Retirement, Fidelity Freedom Lifetime Income and Fidelity Growth and Guaranteed Income are issued by Fidelity Investments Life Insurance Company.

Fidelity Brokerage Services LLC, member NYSE, SIPC, Fidelity Insurance Agency, Inc., and Fidelity Investments Institutional Services Company, Inc. are the distributors.

82 Devonshire Street, Boston, MA 02109

N.NRR/FIA-ANN-0215
1.540223.117

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

CONSOLIDATED FINANCIAL STATEMENTS

for the years ended December 31, 2014, 2013 and 2012

TABLE OF CONTENTS PAGE(S)

Report of Independent Registered Public Accounting Firm 1

Consolidated Balance Sheets 2

Consolidated Statements of Comprehensive Income 3

Consolidated Statements of Stockholder's Equity 4

Consolidated Statements of Cash Flows 4

Notes to Consolidated Financial Statements 6 - 26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Fidelity Investments Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Fidelity Investments Life Insurance Company (the "Company", a wholly-owned subsidiary of FMR LLC) and its subsidiary at December 31, 2014 and December 31, 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

April 22, 2015

(in thousands, except share data)

	December 31, 2014		December 31, 2013	
ASSETS				
Investments:				
Debt securities, available-for-sale, at fair value (amortized cost of $806,196 in 2014 and $730,164 in 2013)	$	812,449	$	735,040
Equity securities, at fair value (cost of $0 in 2014 and $50 in 2013)		-		55
Other investment		1,877		-
Policy loans		1,244		1,124
Total investments		815,570		736,219
Cash and cash equivalents		95,824		85,906
Accrued investment income		4,898		5,307
Deferred policy acquisition costs		68,243		66,576
Reinsurance deposit and receivables		1,277,938		1,355,042
Other assets		16,860		13,640
Net deferred tax asset		72,656		70,124
Income taxes receivable		7,304		9,017
Separate account assets		25,914,707		23,815,349
Total assets	$	28,274,000	$	26,157,180
LIABILITIES				
Future contract and policy benefits	$	805,217	$	835,611
Contract holder deposit funds		734,105		754,906
Other liabilities and accrued expenses		33,375		38,281
Payable to parent and affiliates, net		10,294		8,691
Separate account liabilities		25,914,707		23,815,349
Total liabilities		27,497,698		25,452,838
Commitments and contingencies (Note 12)				
STOCKHOLDER'S EQUITY				
Common stock, par value $10 per share - 1,000,000 shares authorized; 300,000 shares issued and outstanding		3,000		3,000
Additional paid-in capital		71,378		69,582
Accumulated other comprehensive income		3,948		3,129
Retained earnings		697,795		628,631
Total Fidelity Investments Life Insurance Company Stockholder's Equity		776,121		704,342
Noncontrolling interest		181		-
Total stockholder's equity		776,302		704,342
Total liabilities and stockholder's equity	$	28,274,000	$	26,157,180

The accompanying notes are an integral part of the consolidated financial statements

(in thousands)

	For the years ended December 31, 2014	2013	2012
Revenues:			
Fees charged to contract holders	$ 116,191	$ 108,801	$ 101,679
Net investment income	18,561	16,786	18,711
Interest on reinsurance deposit	32,394	34,722	37,048
Fund administration fees (1)	52,828	45,129	35,700
Premiums, net	9,394	8,589	7,372
Net realized investment gains (losses):			
Other than temporary losses on debt securities	-	(39)	(67)
Net realized investment gains on sales	5,406	2,412	11,826
Total net realized investment gains	5,406	2,373	11,759
Total revenues	234,774	216,400	212,269
Benefits and expenses:			
Underwriting, acquisition and insurance expenses (1)	69,383	69,226	60,033
Contract and policy benefits and expenses	53,524	58,570	53,434
Other expenses	20,502	-	-
Total benefits and expenses	143,409	127,796	113,467
Income before income taxes	91,365	88,604	98,802
Income tax expense	22,534	21,842	28,421
Net income	68,831	66,762	70,381
Less: Net loss attributable to noncontrolling interest	(333)	-	-
Net income attributable to Fidelity Investments Life Insurance Company	69,164	66,762	70,381
Other comprehensive income (loss), before tax:			
Unrealized gains (losses) on securities:			
Net unrealized holding gains (losses) during the period	6,675	(15,626)	21,749
Reclassification adjustment for net realized gains included in net income	(5,406)	(2,373)	(11,759)
(Provision) benefit for income taxes related to items of other comprehensive income (loss)	(450)	6,388	(3,455)
Other comprehensive income (loss), net of tax	819	(11,611)	6,535
Comprehensive income	69,650	55,151	76,916
Less: Comprehensive loss attributable to noncontrolling interest	(333)	-	-
Comprehensive income attributable to Fidelity Investments Life Insurance Company	$ 69,983	$ 55,151	$ 76,916

(1) Includes affiliated company transactions (Note 9)

The accompanying notes are an integral part of the consolidated financial statements

(in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Noncontrolling Interest	Total Stockholder's Equity
Balance at December 31, 2011	$ 3,000	$ 69,582	$ 8,205	$ 791,488	$ -	$ 872,275
Comprehensive income:						
Net income	-	-	-	70,381	-	70,381
Other comprehensive income	-	-	6,535	-	-	6,535
Dividend to parent	-	-	-	(300,000)	-	(300,000)
Balance at December 31, 2012	$ 3,000	$ 69,582	$ 14,740	$ 561,869	$ -	$ 649,191
Comprehensive income:						
Net income	-	-	-	66,762	-	66,762
Other comprehensive loss	-	-	(11,611)	-	-	(11,611)
Balance at December 31, 2013	$ 3,000	$ 69,582	$ 3,129	$ 628,631	$ -	$ 704,342
Comprehensive income:						
Capital contribution	-	1,796	-	-	197	1,993
Other contributions	-	-	-	-	317	317
Net Income (loss)	-	-	-	69,164	(333)	68,831
Other comprehensive income	-	-	819	-	-	819
Balance at December 31, 2014	$ 3,000	$ 71,378	$ 3,948	$ 697,795	$ 181	$ 776,302

The accompanying notes are an integral part of the consolidated financial statements

	For the years ended December 31,		
	2014	2013	2012
Cash flows provided by (used for) operating activities:			
Net income	$ 68,831	$ 66,762	$ 70,381
Adjustments to reconcile net income to net cash provided by operating activities:			
Amortization and depreciation	1,998	2,821	3,787
Net realized investment gains	(5,406)	(2,373)	(11,759)
Benefit for deferred taxes	(2,979)	(103)	(2,585)
Equity loss from investee company	3,327	-	-
Changes in assets and liabilities:			
Accrued investment income	409	156	(470)
Change in deferred policy acquisition costs, net of amortization	(1,774)	(4,313)	(3,536)
Future contract and policy benefits, net	82,489	92,642	91,760
Reinsurance deposit and receivables	77,104	74,822	86,089
Payable to parent and affiliates, net	1,560	(1,753)	297
Income taxes	1,713	2,160	(5,123)
Other assets and other liabilities, net	(8,249)	452	1,958
Net cash provided by operating activities	219,023	231,273	230,799
Cash flows provided by (used for) investing activities:			
Purchase of debt securities	(625,686)	(794,056)	(1,498,412)
Proceeds from sales of equity securities	55	-	-
Proceeds from sales of debt securities	535,569	695,171	1,541,661
Proceeds from maturities and calls of debt securities	17,495	24,331	42,087
Investment in investee company	(2,851)	-	-
Investment trades payable (receivable)	115	123	(75,967)
Change in policy loans	(119)	(475)	57
Net cash (used for) provided by investing activities	(75,422)	(74,906)	9,426
Cash flows provided by (used for) financing activities:			
Deposits credited to fixed annuity contracts	2,049,348	2,087,955	1,897,032
Net transfers from separate accounts	(528,858)	(580,327)	(586,037)
Withdrawals from variable annuity contracts	(1,561,544)	(1,533,599)	(1,341,153)
Withdrawals from fixed annuity contracts	(92,629)	(104,069)	(116,390)
Dividend to parent	-	-	(300,000)
Net cash used for financing activities	(133,683)	(130,040)	(446,548)
Net increase (decrease) in cash and cash equivalents	9,918	26,327	(206,323)
Cash and cash equivalents:			
Beginning of year	85,906	59,579	265,902
End of year	$ 95,824	$ 85,906	$ 59,579
Supplemental disclosure of cash flow information for non-cash transactions			
Charitable donation of debt securities	$ (17,195)	$ -	$ -
Capital contribution from parent	$ 1,796	$ -	$ -

The accompanying notes are an integral part of the consolidated financial statements

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

1. ORGANIZATION AND NATURE OF OPERATIONS:

The consolidated financial statements include the accounts of Fidelity Investments Life Insurance Company ("FILI"), a Utah domiciled insurance company, and Empire Fidelity Investments Life Insurance Company ("EFILI"), FILI's wholly-owned insurance company subsidiary operating exclusively in the State of New York (collectively, the "Company"). In addition, the accounts also include Feedstock Investments VII, LLC ("Feedstock"), a special purpose entity ("SPE") that makes tax advantaged investments in certain refined coal transactions under Section 45 of the Internal Revenue Code ("IRC 45"). FILI is a wholly-owned subsidiary of FMR LLC.

The Company issues variable deferred and immediate annuity contracts and variable life policies and is licensed in all states in the United States of America and the District of Columbia. Amounts invested in the fixed option of the contracts are allocated to the general account of the Company. Amounts invested in the variable option of the contracts are allocated to the Variable Annuity Accounts, which are separate accounts of the Company. Amounts invested in the variable life policies are allocated to the Variable Life Accounts, which are also separate accounts of the Company. The assets of the Variable Annuity Accounts are invested in certain portfolios of the Fidelity Variable Insurance Products funds, the Fidelity Variable Insurance Product funds (Investor Class), the Universal Institutional funds, the Wells Fargo Advantage Variable Trust funds, the Lazard Retirement Series, Inc., Invesco Advisers Inc., the PIMCO Variable Insurance Trust Funds, the Franklin Templeton Variable Insurance Products Trust Funds and the Blackrock Variable Series Funds. Separate account assets are reported at the net asset value of such portfolios. The assets of the Variable Life Accounts are invested in certain portfolios of the Fidelity Variable Insurance Product funds, the Universal Institutional funds, Invesco Advisers Inc., and the Lazard Retirement Series, Inc.

The Company offers a term life insurance product with level premium paying periods of ten, fifteen and twenty years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP").

The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments

Investments in debt securities are classified as available-for-sale and are reported at fair value. Fair values for debt and equity securities are obtained from independent pricing sources. For debt securities that experience declines in fair value that are determined to be other than temporary, the impairment is separated into two components if there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell the security or it is more likely than not that it will not be required to sell the security before recovery of its cost basis. The amount of other than temporary impairments ("OTTI") related to a credit loss is recognized in earnings, and the amount of OTTI related to other factors is recorded as a component of other comprehensive income. In instances where no credit loss exists but it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in fair value below amortized cost is recognized as an OTTI in earnings.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Factors considered in evaluating whether a decline in fair value is other than temporary are whether the decline is substantial, the duration in which the fair value has been less than cost, and the Company's ability and intent to retain the investment for a period of time sufficient to allow for the anticipated recovery in value, and the financial condition and near-term prospects of the issuer. Unrealized gains or losses on securities are reported as a component of other comprehensive income, net of income taxes. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Such amortization is included in investment income. Prepayment assumptions for loan-backed and structured securities are obtained from broker-dealer survey values. Amortization of loan-backed bonds and structured securities includes anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income.

Investment income is recognized on the accrual basis. Debt securities that are delinquent are placed on a non-accrual status, and thereafter interest income is recognized only when cash payments are received. Realized gains or losses on investments sold are determined by the specific identification method.

Cash and Cash Equivalents

The Company considers highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents are comprised of amounts in demand deposit accounts and money market mutual funds, and are reported at cost which approximates fair value. The Company reclassifies cash overdrafts to other liabilities and accrued expenses. Cash overdrafts were $11,311 and $14,124 at December 31, 2014 and 2013, respectively. Money market mutual funds used to hold cash prior to reinvestment and to meet operating cash requirements were $90,202 and $78,986 at December 31, 2014 and 2013, respectively.

Other Investment

Other investment includes an investment in which the Company has the ability to influence (but not control) the financial or operating policies of the investee entity and is accounted for using the equity method of accounting. In applying the equity method, the Company uses financial information provided by the investee. The Company reports its share of the equity method investees' earnings and losses in other expenses in the Consolidated Statements of Comprehensive Income.

Separate Accounts

Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life insurance contract holders and are reported at fair value based on the net asset value ("NAV") of such underlying mutual fund portfolios. Since the contract holders receive the full benefit and bear the full risk of the separate account investments, which are comprised of mutual funds, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

Revenue Recognition

Fees charged to contract holders include mortality and expense risk, administrative charges for variable annuity and life contract holders and the cost of providing insurance protection for variable life contract holders. Fund administration fees represent administrative fees charged to investment managers and recordkeeping fees earned by the Company for administering a third party insurance product. Fees charged to contract holders and fund administration fees are recognized ratably throughout the year as a percentage of the related separate account assets. Premiums for term life insurance products are recognized as revenues over the premium-paying period. Interest accretion on the reinsurance deposit related to the fixed income annuity product and the fixed portion of the variable income annuity product is recognized over the remaining term of the underlying contracts.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Future Contract and Policy Benefits

Future contract and policy benefits include the guaranteed minimum death benefit ("GMDB") and the guaranteed minimum withdrawal benefit features ("GMWB") (see Note 3 - Guaranteed Benefits) on certain variable annuity products, the majority of the 100% life contingent fixed income annuity product and life products. Such liabilities are established in amounts sufficient to meet the estimated future obligations of policies in force, taking into consideration the future premiums and assessments.

Contract Holder Deposit Funds

Contract holder deposit funds consist of annuity deposits received from customers for the liabilities for the fixed portion of the variable annuity products, fixed income annuity product with no life contingencies and for policies issued in 2003 and prior, and for the fixed portion of the variable income annuity products with insignificant amounts of life contingent benefits. Liabilities are established in amounts sufficient to meet the estimated future obligations of policies in force.

Reinsurance Deposit and Receivables

The Company reinsures a substantial portion of its life insurance and annuity product risk with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company remains contingently liable for claims reinsured in the event the reinsurer is unable to meet its obligations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Deferred Policy Acquisition Costs

Costs that vary with and are primarily associated with acquiring new and renewal business have been deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 9 - Affiliated Company Transactions, and certain expenses for traditional life policy issuance and underwriting. These deferred policy acquisition costs ("DAC") are being amortized over the lifetime of the policy generally estimated as the level term period for the term insurance product and a 30-year period for the variable deferred and immediate annuity products in proportion to gross profits.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e. lapses, withdrawals, internal replacements and surrenders). These assumptions are reviewed on a regular basis and are generally based on the Company's past experience, industry studies, and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross profits to amortize the remaining DAC balances. See Note 10 - Underwriting, Acquisition and Insurance Expenses for additional information regarding amortization of deferred policy acquisition costs.

A significant assumption for the projection of estimated gross profits is the investment return on separate account fund balances. The Company assumes a long term return of 7.5% before fund expenses and other charges. The Company also applies a "Reversion to the Mean" assumption in setting the projected return for the next seven years. The projected return over the next seven years is developed such that the combination of actual and projected returns equals the long term return, and the long term return is projected for the eighth year and beyond. The Company limits the projected return to no greater than 11.5% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

GAAP provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a permanent contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract.

The Company defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract, by amendment, endorsement or rider to the contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract and any unamortized deferred acquisition costs are written off. There were no changes to the Company's definition of internal replacements or changes in product benefits, features, rights or coverage during 2014, 2013 or 2012. During 2014 and 2013, the Company trued-up for actual lapse and internal replacement activity.

DAC for certain products is adjusted for the impact of unrealized gains and losses on investments as if the gains and losses have been realized with a corresponding credit or charge to accumulated other comprehensive income, net of income taxes.

Property and Equipment

Property, equipment, leasehold improvements and computer software are stated at cost less accumulated depreciation or amortization. Depreciation or amortization is provided using the straight-line method over the estimated useful lives of the assets ranging from three years to ten years.

Software includes certain costs incurred for purchasing and developing software for internal use and is amortized over estimated useful lives, generally three years.

Income Taxes

The Company files a consolidated federal income tax return with its subsidiary, EFILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate company basis. Tax benefits are credited with respect to taxable losses to the extent such losses are utilized by the consolidated group. Intercompany tax balances are settled within 30 days of the actual tax payment.

The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the current enacted tax rates.

The Company recognizes the benefit of uncertain tax positions only when the position is "more likely than not" to be sustained by the tax authorities.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Adoption of New Accounting Pronouncements

In February 2013, the Financial Accounting Standards Board ("FASB") issued new guidance that requires companies to present information about the reclassification adjustments from accumulated comprehensive income in a single note or on the face of the financial statements. The Company adopted this guidance effective January 1, 2013. The information required by this guidance was previously included in the consolidated statements of comprehensive income and therefore, the adoption of this guidance did not have a material impact on the consolidated financial statements.

On January 1, 2013, the Company adopted new guidance issued by the FASB, requiring companies to disclose both gross and net information about certain financial instruments including derivatives, resale and repurchase agreements, and securities lending transactions to the extent that they are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement. This guidance was effective for the Company beginning January 1, 2013 with retrospective application required. The Company's adoption of this guidance did not have an impact on the financial statements.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued new guidance that eliminates the deferral of the previous consolidation guidance for certain investment funds, and makes changes to both the variable interest model and the voting model.  The guidance is effective beginning January 1, 2016, with early adoption permitted.  The Company is currently evaluating the impact this guidance will have on the consolidated financial statements.

In May 2014, the FASB issued new guidance on revenue recognition, which establishes a principles-based model that provides a single framework for recognizing revenue from contracts with customers. The guidance will be effective for the Company beginning January 1, 2017. The Company is currently evaluating the impact this guidance will have on the consolidated financial statements.

In April 2014, the FASB issued new guidance clarifying the scope of what should be reported as discontinued operations and providing new disclosure requirements. The guidance is effective for the Company beginning January 1, 2015. The Company is currently evaluating the impact this guidance will have on the consolidated financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

3. GUARANTEED BENEFITS:

The Company establishes a liability for variable annuity contracts that contain death or other insurance benefit guarantees. Certain of the variable annuity contracts issued by the Company offer guaranteed minimum death or guaranteed minimum withdrawal benefits that settle only upon an insurable event, such as death, or are life contingent.

Guaranteed Minimum Death Benefits

The Company has certain variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contract holders with a default guarantee that the benefit received at death will be no less than a prescribed minimum amount. Upon death of the annuitant prior to age 85, the death benefit is the greater of the contract value and total premiums, adjusted for withdrawals. For an additional charge, the death benefit is the greater of the default guaranteed death benefit and the highest contract value as of any prior anniversary, prior to age 80, adjusted for any additional payments or withdrawals. The optional rider is no longer offered to new customers, effective January 1, 2003. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference. The Company's current variable annuity contract does not offer a GMDB feature.

The following summarizes the liability for GMDB contracts reflected in the general account:

The reinsurance recoverables associated with the GMDB were $6,587 and $8,450 at December 31, 2014 and 2013, respectively.

The following information relates to the reserving methodology and assumptions for developing the GMDB policy benefit liability.

  The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.
  The mean investment performance assumptions, prior to the consideration of mortality and expense fees, vary from 3.8% to 11.5% depending on the underlying fund type.
  The projection model employs a mean reversion adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.
  The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.
  The mortality assumption is 65% of the 1994 Variable Annuity MGDB Mortality Table.
  The base lapse rate and partial withdrawal assumptions vary from 5.5% to 7.5% and 1.5% to 3.0%, respectively, depending on contract type and policy duration.
  The annual lapse rate for anticipated internal replacements is 3.8%.
  The discount rate is 6.83%.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

3. GUARANTEED BENEFITS (CONTINUED):

The table below represents the account value, net amount at risk and average attained age of underlying contract holders for guarantees in the event of death as of December 31, 2014 and 2013. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contract holders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

Guaranteed Minimum Withdrawal Benefits

The Company issued a variable annuity contract with a guaranteed minimum withdrawal benefit feature. The GMWB feature provides annuity contract holders with income payments that are guaranteed for life. The withdrawal feature allows for guaranteed withdrawals beginning with age 59 ½ for the life of the contract holder based on a preset withdrawal percentage as defined in the contract. The contract holder is eligible to take the withdrawal benefit each year until there is no longer any living annuitant. In addition, the contract has a ratchet feature where the withdrawal value is increased to the greater of the contract value or withdrawal value on each anniversary. If the contract value is below the withdrawal value, the withdrawal value will not change.

The following summarizes the liability for GMWB contracts reflected in the general account:

For contracts issued prior to January 1, 2009, the Company has reinsurance coverage for 100% of its GMWB provisions. Effective January 1, 2009, the Company entered into a reinsurance agreement with a reinsurer to reinsure 90% of GMWB product sales during calendar year 2009. Effective March 31, 2009, the GMWB product closed to new business. Consequently, the aforementioned reinsurance agreement terminated for new business effective March 31, 2009.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

3. GUARANTEED BENEFITS (CONTINUED):

The reinsurance recoverables associated with the GMWB were $2,780 and $2,375 at December 31, 2014 and 2013, respectively.

The following information relates to the reserve methodology and assumptions for developing the GMWB policy benefit liability:

  The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.
  The mean investment return assumptions for the stochastic scenarios, before fund expenses and other charges, vary from 3.8% to 11.5% depending on the underlying fund type.
  The projection model employs a mean reversion additive adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.
  The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.
  Separate benefit ratios were calculated for single life and joint life policies.
  For contract holders not yet taking withdrawals, the GMWB withdrawal waiting period is defined as the later of 8 ½ years from issue and age 59 ½.
  The mortality assumption is the Annuity 2000 Mortality Table.
  The lapse rates range from 2% to 7% with dynamic lapse reduction for contracts in the money.
  The discount rate is 6.425%, adjusted for maintenance and expense charges.

The table below displays the account value and guaranteed withdrawal values at December 31, 2014 and 2013:

4. INVESTMENTS:

The components of net investment income were as follows:

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

4. INVESTMENTS (CONTINUED):

Gross realized gains and losses from sales of debt securities were as follows:

Gross realized gains and losses for the sales of equity securities were $5, $0, and $0 during 2014, 2013 and 2012, respectively.

Realized investment losses as a result of other-than-temporary impairments in the value of investments were $0, $39, and $67 in 2014, 2013, and 2012, respectively. The Company had no debt securities that were non-income producing for 2014 and 2013, respectively. There was $0, $0, and $5 of interest foregone by non-income producing securities for 2014, 2013 and 2012, respectively.

Net unrealized investment gains on debt and equity securities carried at fair value and the related impact on DAC and deferred income taxes as of December 31 were as follows:

Debt securities that have been in a continuous unrealized loss position as of December 31, 2014 were as follows:

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

4. INVESTMENTS (CONTINUED):

Debt securities that have been in a continuous unrealized loss position as of December 31, 2013 were as follows:

The Company evaluates declines in fair values below cost for its investments. Based on the Company's review of the issuers' continued compliance with the securities' obligations in accordance with their contractual terms, management's intent was not to sell these securities, and it was not more likely than not the Company would be required to sell before recovery, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that declines in the fair value of the securities above were temporary as of December 31, 2014 and 2013. The majority of the securities are investment grade fixed maturities with fair values at or greater than 98% of amortized cost at December 31, 2014. The decline in fair value was primarily the result of an increase in interest rates from the securities purchase date. Investments in below investment grade securities comprised approximately 7% of the total portfolio as of December 31, 2014. Unrealized losses on below investment grade securities were driven principally by changes in market yields.

The amortized cost and fair value of debt and equity securities by type of issuer as of December 31, 2014 were as follows:

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

4. INVESTMENTS (CONTINUED):

The amortized cost and fair value of debt and equity securities by type of issuer as of December 31, 2013 were as follows:

During 2014 and 2013, the Company recorded no OTTI for which an amount related to a credit loss was recognized in net realized investment gains and losses.

The amortized cost and fair value of debt securities at December 31, 2014 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

At December 31, 2014 and 2013, there were no contractual investment commitments. There were no significant concentrations of debt securities by issuer or by industry, other than U.S. Treasury securities.

At December 31, 2014, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,628 and $2,647 respectively. At December 31, 2013, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,693 and $2,719 respectively.

During 2014, the Company donated certain appreciated debt securities to an affiliated qualified charitable organization at a fair value of $17,195. This is recorded as other expenses in the Consolidated Statements of Comprehensive Income. There were no donations in 2013 or 2012.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

5. VARIABLE INTEREST ENTITIES

Effective April 1, 2014, FMR LLC contributed a 100% wholly owned subsidiary, Feedstock, to the Company at its carrying value of $1,796. Feedstock makes tax advantaged investments in certain refined coal transactions under Section 45 of the Internal Revenue Code. IRC 45 provides a tax credit for the production of certain refined energy resources at a qualified facility during a ten year period beginning on the date the facility was originally placed in service and the refined energy is sold to an unrelated party.

Feedstock entered into certain operating agreements to provide operational funding of a qualified energy facility through 2021. Feedstock is required to provide 90% of these operational fundings to LRC Holdings LLC ("LRCH") through a membership interest agreement. LRCH ultimately funds the qualified facility through a 60% membership interest agreement. These funding obligations are tied to the production of the qualified energy resource and eligibility to receive the expected tax credit pursuant to the operating agreements. The Company is expected to make funding payments on behalf of Feedstock and receive the benefits of the tax credits generated. The Company incurred funding payments of $2,851 during the nine month period ended December 31, 2014.

FMR LLC provides certain guarantees of Feedstock to third parties which are contingent upon Feedstock's eligibility to receive the expected tax credits. FMR LLC will continue to provide such guarantees subsequent to its contribution of Feedstock to the Company.

Feedstock and LRCH are deemed to be variable interest entities ("VIEs"). A VIE is an entity that either (1) has equity investors that lack controlling financial interest or (2) does not have sufficient equity to finance its own activities without financial support provided by another entity. If the Company determines that it is the VIE's "primary beneficiary" it consolidates the VIE. The primary beneficiary has the power to direct the activities of a VIE that impact its economic performance and either the obligation to absorb the losses of the entity or the right to receive the benefits from the VIE that could be potentially significant to the VIE.

The Company determined that its interest in Feedstock and in turn Feedstock's 90% membership interest in LRCH qualifies as a variable interest, and that Feedstock and LRCH are both VIEs. The Company has determined that it is the primary beneficiary as it has both the power to direct the activities of the VIE that most significantly impact the entity's economic performance and the obligation to absorb losses or receive benefits of the entity that could potentially be significant to the VIE as a result of the operational funding provided and the return in the form of income tax credits. Accordingly, the Company consolidates Feedstock and LRCH.

The Company consolidated total assets of $2,249 and total liabilities of $416 of Feedstock and LRCH at December 31, 2014. In addition, the Company recorded noncontrolling equity interest of $181 in LRCH at December 31, 2014. The Company recorded a net loss of ($2,995) before taxes and a noncontrolling interest net loss of ($333) related to LRCH for the nine month period ended December 31, 2014. Noncontrolling interest represents ownership interests in LRCH that is not attributable to the Company.

6. FAIR VALUE MEASUREMENTS:

The Company categorizes the financial assets and liabilities carried at fair value in its consolidated balance sheets based upon a three-level valuation hierarchy. The Company carries the following financial instruments at fair value in the Company's financial statements: fixed maturities, equity securities, short-term investments such as money market funds, and separate account assets. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

6. FAIR VALUE MEASUREMENTS (CONTINUED):

The three levels are described below:

  Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market.
  Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.
  Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management's judgment about the assumptions that a market participant would use in pricing the asset or liability and are based on the best available information, some of which is internally developed.

The available-for-sale debt securities use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. While the Company obtains values for the debt securities it holds from independent pricing services, it is ultimately management's responsibility to determine whether the value obtained and recorded to the financial statements are representative of fair value.

Cash equivalents are reported at fair value on a recurring basis and include money market instruments. Fair values of these cash equivalents may be determined using public quotations which are reflected in Level 1.

Separate account assets are invested in mutual funds whose value is based on the underlying net asset value of these funds. Open ended mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1.

The following fair value hierarchy table presents information about the Company's assets measured at fair value on a recurring basis as of:

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

6. FAIR VALUE MEASUREMENTS (CONTINUED):

Financial Instruments Not Carried at Fair Value

Certain financial instruments are not measured at fair value in the financial statements but are disclosed if it is practicable to estimate such values. The following include disclosures for other financial instruments not carried at fair value and not included in the above discussion:

Other Investment

Fair value for the other investment is based on the Company's share of the investee based on the underlying financial statements of the investee.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

6. FAIR VALUE MEASUREMENTS (CONTINUED):

Policy Loans

Policy loans are carried at outstanding principal balances, not in excess of policy cash surrender value. These loans are an integral part of the insurance products and have no maturity dates. Consequently, the outstanding principal balance is considered to be a reasonable estimate of the fair value of policy loans.

Reinsurance Deposit and Receivables

Fair values for certain of the Company's reinsurance deposits for the fixed portion of the variable annuities contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

Contract Holder Deposit Funds

Fair value for the Company's contract holder deposit fund liabilities for the fixed portion of the variable annuity contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates. The fixed portion of variable deferred annuity products is carried at account value and can be withdrawn without prior notice pursuant to the terms of the annuity contract. The fixed portion is an integral part of the contract and consequently, the account value is considered to be a reasonable estimate of the fair value of the contract.

7. INCOME TAXES:

The components of the provision for income taxes attributable to operations were as follows:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Life insurance corporations in New York remain subject to a franchise tax. However, for tax years beginning on or after January 1, 2003, in no event may the franchise tax on life insurance corporations, computed prior to the application of tax credits, be less than 1.5% of premiums or more than 2.0% of premiums. Accordingly, state deferred taxes are no longer recorded for EFILI, as EFILI believes that the reversal of temporary differences will have no impact on the state income tax that EFILI will pay in the future. State deferred taxes are recorded for FILI for the impact of its reversing temporary differences on its future state income tax liability.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

7. INCOME TAXES (CONTINUED):

Significant components of the Company's net deferred tax asset were as follows:

Management believes that the Company's future income will be sufficient to realize the net deferred tax asset as of December 31, 2014 and 2013, respectively.

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

FILI paid net federal and state income taxes of $23,800, $19,785, and $36,129,000 in 2014, 2013, and 2012, respectively.

The Company recognizes uncertain tax provisions that have a greater than 50% likelihood of being sustained upon examination by the taxing authorities. As a result, the Company applies a more-likely-than-not recognition threshold for all tax uncertainties. The Company's management believes that adequate provision has been made in the financial statements for any potential tax uncertainties.

Currently, the Company only files income tax returns in the United States. The Company is not currently under examination and is no longer subject to U.S. federal or state tax for years before 2013. The Company is not currently under examination for the income tax filings in any other jurisdictions. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustment that will result in a material adverse effect on the Company's financial condition, results of operations, or cash flows. Therefore, no reserves for uncertain tax positions have been recorded.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

7. INCOME TAXES (CONTINUED):

In its Revenue Ruling 2007-61 issued on September 25, 2007, the Internal Revenue Service ("IRS") announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that proposes to change accepted industry and IRS interpretations of the status governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. Management believes that it is highly likely that any such regulations would apply prospectively only. The Company has recorded benefits of $6,132, $9,258, and $7,223 during 2014, 2013 and 2012, respectively, related to the separate account DRD.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

8. STOCKHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS:

Generally, the net assets of the Company available for payment as dividends to FMR LLC are limited to the excess of FILI's net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities. Under the Insurance Code of the State of Utah, dividends to shareholders are limited to the lesser of the Company's net gain from operations for the year ended on the preceding December 31, or 10% of the Company's surplus held for policyholders as of the preceding December 31. On December 20, 2012, The Company paid a $300,000 dividend to its parent, FMR LLC. Of the total dividend, $43,000 was an ordinary dividend and $257,000 was an extraordinary dividend. The dividend payment was approved by the Utah Insurance Department. The Company did not pay any dividends in 2014 or 2013.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the applicable state insurance department which vary with GAAP in certain respects. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. The principal differences with GAAP are that statutory financial statements do not reflect DAC; recognition of deferred income tax assets are limited; bonds are generally carried at amortized cost; insurance liabilities are presented net of reinsurance assets; a wholly-owned insurance subsidiary is reported at statutory equity and future policy benefit liabilities are estimated using different actuarial assumptions. The Company does not rely on the use of any permitted statutory accounting practices.

Net income and capital and surplus as determined in accordance with statutory accounting practices were as follows:

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

9. AFFILIATED COMPANY TRANSACTIONS:

The Company has a services agreement with Fidelity Investments Institutional Operations Company, Inc. and Fidelity Distributors Corporation, both wholly-owned subsidiaries of FMR LLC, under which the Company provides certain shareholder account services (recordkeeping and customer reporting, customer support, and preparing/distributing marketing materials) with respect to Investor Class shares of the Fidelity variable insurance product funds. The Company earned fees of $33,770, $27,129 and $24,838 in 2014, 2013 and 2012, respectively, under these agreements. These fees are included in fund administration fees in the Consolidated Statements of Comprehensive Income.

The Company's insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. ("FIA"), and Fidelity Investments Institutional Services Company, Inc., all of which are wholly-owned subsidiaries of FMR LLC. FILI and EFILI have agreements with FIA under which FILI pays FIA renewal sales compensation of 0.10% of the annuity contract value each year. EFILI pays FIA sales compensation of 3% of annuity payments received for its variable deferred and immediate annuity contracts. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company compensated FIA in the amount of $28,928, $27,348, and $24,143 in 2014, 2013 and 2012, respectively.

The Company has an administrative services agreement with FIA whereby the Company provides certain administrative and accounting functions. The Company earned $21,941, $20,835, and $22,400 in 2014, 2013 and 2012, respectively, for such services. The reimbursements are accounted for as a direct reduction of the Company's expenses. The Company entered into agreements with Pyramis Global Advisors Trust Company to provide investment and managerial advice. The Company incurred charges of $1,328, $1,094, and $1,156 in 2014, 2013 and 2012, respectively, for such services.

The Company has an administrative services agreement with FMR LLC and its subsidiaries whereby certain administrative and other services are provided for the Company. The Company paid FMR LLC and its subsidiaries $30,856, $31,783, and $32,063 in 2014, 2013 and 2012, respectively, for such services. Intercompany balances with FMR LLC and its subsidiaries are settled within 30 days.

FMR LLC sponsors a trusteed Profit-Sharing Plan covering substantially all eligible Company employees. Payments are made to the trustee by FMR LLC annually for the Profit-Sharing Plan. FMR LLC's policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The costs charged to the Company were $1,535, $1,561, and $1,437 in 2014, 2013 and 2012, respectively.

The Company participates in various share-based compensatory plans sponsored by FMR LLC and is allocated a compensation charge from FMR LLC that is amortized over the period in which it is earned. These share-based compensation arrangements generally provide holders with participation in changes in FMR LLC's Net Asset Value per share (as defined) over their respective terms.   All plans are settled in cash or promissory notes at the end of their defined term or when plan participants are no longer employees. The aggregate expenses related to these plans charged to the Company were $5,274, $5,322, and $3,894 in 2014, 2013 and 2012, respectively.

The Company participates in FMR LLC's Retiree Health Reimbursement Plan ("RHRP"), a defined benefit health reimbursement arrangement covering eligible employees. In 2014 and 2013, FMR LLC accrued a benefit under the RHRP based on an award of three thousand dollars for each eligible full-time employee and one thousand five hundred dollars for each eligible part-time employee, subject to ten year cliff vesting with consideration given for prior service. Future awards under the RHRP are at the discretion of FMR LLC. The Company is allocated expense from FMR LLC associated with the actuarially-derived annual cost of providing these benefits to the Company's employees. For the years ended December 31, 2014 and 2013, compensation expense related to the RHRP was $278 and $297, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

9. AFFILIATED COMPANY TRANSACTIONS (CONTINUED):

Effective February 28, 2009, FILI issued a $200,000 unsecured revolving line of credit to its parent, FMR LLC. The revolving line of credit agreement ("Agreement") was approved by the Utah Insurance Department and matures on an annual basis but may be extended for successive one year periods by mutual agreement of the parties, subject to the prior approval of the Utah Insurance Department. Under the terms of the agreement, FILI received a facility fee per year based on the unused amounts of the line of credit. In addition, FILI received annual interest on any advances made under the agreement at LIBOR (based on Bloomberg quotations) plus a spread. The Company earned facility fees of $109 in 2012 from FMR LLC. Effective December 20, 2012, the Agreement was terminated as a condition to the Utah Insurance Department's approval of the dividend payment to FMR LLC (See Note 8). There were no amounts advanced by FILI under the line of credit agreement during 2012.

10. UNDERWRITING, ACQUISITION AND INSURANCE EXPENSES:

Underwriting, acquisition and insurance expenses were as follows:

Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual experience. In 2014, 2013 and 2012, the Company decreased amortization by $1,844, $2,862, and $2,305 respectively, to reflect actual experience for investment performance, persistency (including internal replacements), administrative expenses and inflation assumptions. This adjustment has been reflected in amortization expense.

11. REINSURANCE:

The Company retains a maximum coverage per individual life of $25 plus 30% of the excess over $25 with a maximum initial retention not to exceed $100 for its life insurance business issued before March 1, 2008. The Company retains a flat $100 per individual life for its life business issued on and after March 1, 2008. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed. The Company reinsures substantially all of its GMDB provisions for business issued prior to July 1, 2001 with various reinsurers. The Company reinsures 100% of its GMWB provisions issued prior to January 1, 2009 and 90% for business issued on or after January 1, 2009. The GMWB product and associated reinsurance contract were discontinued for new business effective March 31, 2009.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

11. REINSURANCE (CONTINUED):

The Company has entered into 100% coinsurance agreements for its fixed guaranteed income annuity product and for the fixed portion of the variable income annuity product with two reinsurers. Sales of these two products were discontinued in May 2008. The Company is subject to concentration of risk with respect to these reinsurance agreements. The receivable from each reinsurer is accounted for as a deposit asset and is recorded in reinsurance deposit and receivables, while the liability related to the underlying annuity contracts with no life contingencies is accounted for as a deposit liability and is recorded in contract holder deposit funds. Under these reinsurance agreements, the Company receives a front end ceding expense allowance ranging from 2.5% to 3.5% of premiums and an annual allowance of a percentage of assets ranging from 0.12% to 0.60%. Revenue from the reinsurance agreements and benefit expense from the underlying annuity contracts is recognized over the lives of the underlying contracts.

The Company reinsures substantially all of the fixed income annuities which arise through the annuitization of deferred annuity products if annuitization is prior to June 1, 2009. The Company retains 100% of the risk for annuitizations of deferred annuity products where annuitization occurs on or after June 1, 2009.

Financial information related to the two coinsurance agreements for the years ended December 31 were as follows:

The Company's deposit assets under the reinsurance agreements with Principal Life Insurance Company are partially secured by investments held in a collateral account and those with Genworth Life Insurance Company are partially secured by investments held in trust which offers the Company additional protection and minimizes the risk of loss to the Company that could result from failure of these reinsurers.

Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

12. COMMITMENTS AND CONTINGENCIES:

The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder's equity or net income.

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.

13. SUBSEQUENT EVENTS:

The Company has evaluated subsequent events from the balance sheet date through the date of this report and noted the following event requiring disclosure. This event did not result in an adjustment to the financial statements themselves.

Effective March 9, 2015, the Company donated certain appreciated debt securities with a fair value of $19,317 to an affiliated, qualified charitable organization.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

b) Financial Statements included in Part B
The following financial statements of Fidelity Investments Variable Annuity Account I and of Fidelity Investments Life Insurance Company are filed in Part B.

Statements of Assets and Liabilities for Fidelity Investments Variable Annuity Account I as of December 31, 2014.

Statements of Operations for Fidelity Investments Variable Annuity Account I for Year Ended December 31, 2014.

Statements of Changes in Net Assets for Fidelity Investments Variable Annuity Account I for Years Ended December 31, 2014 and 2013.

Report of PricewaterhouseCoopers LLP on the Financial Statements of Fidelity Investments Variable Annuity Account I.

Balance Sheets of Fidelity Investments Life Insurance Company as of December 31, 2014 and 2013.

Consolidated Statements of Income and Comprehensive Income for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2014, 2013 and 2012.

Consolidated Statements of Stockholder's Equity for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2014, 2013 and 2012.

Consolidated Statements of Cash Flows for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2014, 2013 and 2012.

Report of PricewaterhouseCoopers LLP on Financial Statements of Fidelity Investments Life Insurance Company.

There are no financial statements included in Part A, other than Accumulation Unit Values.

b) Exhibits

(1) Resolution of Board of Directors of Fidelity Investments Life Insurance Company ("Fidelity Investments Life") establishing the Fidelity Investments Variable Annuity Account I. (Note 1)

(2) Not Applicable.

(3)(a) Distribution Agreement between Fidelity Investments Life, Fidelity Insurance Agency and Fidelity Brokerage Services LLC (Note 1)

(b) Commission Schedule. (Note 1)

(4)(a) Fidelity Freedom Lifetime Income, Nonparticipating Contract (Note 6)

(b) Fidelity Freedom Lifetime Income, Individual Retirement Annuity Nonparticipating Contract (Note 6)

(5)(a) Application for the Variable Income Annuity (Note 5)

(6) (a) Articles of Domestication of Fidelity Investments Life. (Note 1)

(b) Amended Bylaws of Fidelity Investments Life. (Note 1)

(7) Not Applicable

(8) Not Applicable

(9) Opinion and consent of Edward M. Shea, as to the legality of securities being issued is filed herein as Exhibit No. 9

(10) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

(11) Not Applicable.

(12) Not Applicable.

(13) Performance Advertising Calculations (Note 1)

(14) (a) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund. (Note 7)

(b) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund IV. (Note 7)

(15)Powers of Attorney

(a) Power of Attorney for Jon J. Skillman (Note 8)

(b) Power of Attorney for Roger T. Servison (Note 8)

(c) Power of Attorney for Miles Mei (Note 8)

(d) Power of Attorney for Rodney R. Rohda (Note 8)

(e) Power of Attorney for Kathleen A. Murphy (Note 8)
(f) Power of Attorney for Cyrus Taraporevala (Note 9)
(f) Power of Attorney for Kathleen Graveline (Note 10)
(f) Power of Attorney for Malcolm MacKay (Note 10)
(f) Power of Attorney for Floyd L. Smith (Note 10)

(Note 1) Incorporated by reference from Post-Effective Amendment No. 10 to this Registration Statement filed on April 26, 1996.

(Note 2) Incorporated by reference from Post-Effective Amendment No. 20 to this Registration Statement filed on April 26, 2002.

(Note 3) Incorporated by reference from this Registration Statement's intial filing on January 12, 2005.

(Note 4) Incorporated by reference from Post-Effective Amendment No. 1 to this Registration Statement filed electronically on April 27, 2006.

(Note 5) Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-4 Reg. No. 333-123884 filed electronically on April 28, 2008.

(Note 6) Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-4 Reg No. 33-54926 filed on April 24, 1996.

(Note 7) Incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement No. 33-24400 filed on April 26, 1996 on behalf of Fidelity Investments Variable Annuity Account I.

(Note 8) Incorporated by reference from Post-Effective Amendment No. 5 to Registration Statement No. 333-121017 filed on April 28, 2010 on behalf of Fidelity Investments Variable Annuity Account I.

(Note 9) Incorporated by reference from Post-Effective Amendment No. 8 to Registration Statement No. 333-121017, on behalf of Fidelity Investments Variable Annuity Account I, filed on April 29, 2013.

(Note 10) Incorporated by reference from Post-Effective Amendment No.9 to Registration Statement on Form N-4, Reg. No. 333-121017, on behalf of Fidelity Investments Variable Annuity Account I, filed on April 29, 2014.

Item 25.Directors and Officers of the Depositor

The directors and officers of Fidelity Investments Life are as follows:

Directors of Fidelity Investments Life

CYRUS TARAPOREVALA, Director and President

NORMAN L. ASHKENAS, Director

KATHLEEN M. GRAVELINE, Director

PETER G. JOHANNSEN, Director

MALCOLM MACKAY, Director

KATHLEEN A. MURPHY, Director

RODNEY R. ROHDA, Director

ROGER T. SERVISON, Director

JON J. SKILLMAN, Director

FLOYD L. SMITH, Director

DEREK L. YOUNG, Director

Executive Officers Who Are Not Directors

William J. Johnson Jr. Executive Vice President, Investment Product Development and Risk Management and Actuary

David A. Golino Senior Vice President and Chief Financial Officer

Robert J. Cummings Senior Vice President, Client Services

Robert Brown Senior Vice President, Channel Development

Deborah Walsh Senior Vice President, Systems & Technology

Miles Mei Treasurer

Maryann P. Crews Illustration Actuary

Earl F. Martin Appointed Actuary

Brett Wollam Senior Vice President, Marketing

Felicia F. Tierney Vice President, Human Resources

Brian N. Leary Consumer Services Officer and Chief Compliance Officer

Edward M. Shea Vice President, General Council and Secretary

The principal business address for each person listed in item 25 is 100 Salem Street, Smithfield, Rhode Island 02917.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant.

See Exhibit 26 of the original registration statement on Form N-4 filed August 17, 1991, Reg. No. 33-42376, on behalf of Empire Fidelity Investments Variable Annuity Account A, which is incorporated herein by reference.

Item 27. Number of Contract Owners.

On March 31, 2015 there were 1,280 Qualified Contracts and 219 Non-qualified contracts.

Item 28. Indemnification

FMR LLC and its subsidiaries own a directors' and officers' liability reimbursement contract (the "Policies"), issued by National Union Fire Insurance Company, that provides coverage for "Loss" (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions, and (5) claims for an accounting of profits in fact made from the purchase or sale by a director or officer of any securities of the insured corporations within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Fidelity Investments Life Insurance Company. A $10 million limit (policy aggregate) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Fidelity Investments Life Insurance Company.

Utah law (Revised Business Corporation Act §16-10a-901 et seq.) provides, in substance, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of Fidelity's By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation's request, have served as an officer or director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation's request, have served in any capacity with respect to any employee benefit plan, whether or not then in office then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all satisfaction of judgements, in compromise and or as fines or penalties and fees and disbursement of counsel, imposed upon or reasonably incurred by him or them in connection with or arising out of any action, suit or proceeding, by reason of his being or having been such officer, trustee, partner or director, or by reason of any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceedings to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to any employee benefit plan, to not be in the best interest of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such undertaking may be accepted by the corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

a) Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b) Sriram Subramaniam Director, President and Chief Executive Officer
Michael Durbin Director
Scott G. Hutzler Director
Kathleen Murphy Director
Richard Lyons Chief Financial Officer and Senior Vice President
Donald St. Peter Vice President, Real Estate
Tami R. Rash Treasurer
David Forman Secretary and Chief Legal Officer
Peter D. Stahl Assistant Secretary
Norman Ashkenas Chief Compliance Officer

(c) $0.00

The address for each person named in Item 29(b) is 900 Salem Street, Smithfield, Rhode Island 02917.

Item 30. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Fidelity Investments Life Insurance Company at 100 Salem Street, Smithfield, Rhode Island 02917.

Item 31. Management Services

Not applicable

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it meets the definition of a "separate account" under the federal securities laws.

(e) Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable annuity policy ("the contract") offered by Fidelity Investment Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Fidelity Investment Life Insurance Company

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Fidelity Investments Variable Annuity Account I, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf in the town of Smithfield and the state of Rhode Island, on this 29th day of April 2015.

FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I

(Registrant)

By: FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ *	Attest:	/s/ Edward M. Shea
	Cyrus Taraporevala		Edward M. Shea,
	President		Secretary

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on this 29th day of April, 2015.

Signature	Title
/s/ *		)
Cyrus Taraporevala	President and Director	)
)
/s/ *		)
Miles Mei	Treasurer	)
)
/s/ *		)
Kathleen A. Murphy	Director	) By:	/s/ Edward M. Shea
		)	Edward M. Shea
/s/ *		)	(Attorney-in-Fact)*
Rodney R. Rohda	Director	)
)
/s/ *		)
Roger T. Servison	Director	)
)
/s/ *		)
Jon J. Skillman	Director	)
)
/s/ *		)
Kathleen M. Graveline	Director	)
)
/s/ *		)
Malcom MacKay	Director	)
)
/s/ *		) By:	/s/ Edward M. Shea
Floyd L. Smith	Director	)	Edward M. Shea
		)	(Attorney-in-Fact)*